                       COLUMBIA MANAGED MUNICIPALS FUND
                             One Financial Center
                       Boston, Massachusetts 02111-2621

Dear Shareholder:

   I am writing to ask for your vote on the proposed merger of Columbia Managed Municipals Fund (the "Acquired Fund") into Columbia Tax-Exempt Fund (the "Acquiring Fund") at a special joint meeting of shareholders to be held on September 16, 2005.

   The proposed merger of the Acquired Fund is one of several mergers recommended by Columbia Management Advisors, Inc. ("Columbia Management"). Columbia Management's overall goal in proposing these fund mergers is two-fold. First, by merging funds with generally similar investment strategies, Columbia Management can create larger, more efficient investment portfolios. Second, by streamlining its product offering, Columbia Management can more effectively concentrate its investment management and distribution resources on a more focused group of portfolios. Columbia Management recommended the merger of the Acquired Fund to enable shareholders to invest in a larger, more efficient investment portfolio while continuing to access a similar investment strategy. The Acquired Fund's merger will not be contingent upon the consummation of the other mergers.

   Should the merger be approved and other conditions to the merger be satisfied, your current fund investment will be exchanged, without immediate federal income tax consequences, for an equal investment (that is, dollar value) in the Acquiring Fund. Shareholders of the Acquired Fund will receive shares of the Acquiring Fund of the same class as the shares they currently own. It is also expected that, if shareholders of the Acquiring Fund approve the election of all nominees for Trustee of the Acquiring Fund (pursuant to a separate proxy statement), the Acquiring Fund will be reorganized as a newly-formed series of Columbia Funds Trust IX, into which the legal entities of all of the retail Columbia Funds are expected to be consolidated. Columbia Management believes this consolidation will enhance the efficiency of administration and compliance monitoring for the Columbia Funds. More information on the specific details of and reasons for the Acquired Fund's merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

   THE TRUSTEES OF THE ACQUIRED FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

   YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

   We appreciate your participation and prompt response in these matters and thank you for your continued support.

                                                 Sincerely,

                                                 Christopher L. Wilson
                                                 President and Chief Executive
                                                  Officer

July 25, 2005

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 16, 2005

                       COLUMBIA MANAGED MUNICIPALS FUND
                      A Series of Columbia Funds Trust IX

                             One Financial Center
                       Boston, Massachusetts 02111-2621
                                1-866-348-1468

To the shareholders of Columbia Managed Municipals Fund:

   NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of Columbia Managed Municipals Fund (the "Acquired Fund") will be held at 10:00 a.m. Eastern time on September 16, 2005, at the offices of Columbia Management Advisors, Inc., One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

      1. To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia Tax-Exempt Fund (the "Acquiring Fund"), a series of Columbia Funds Trust IV, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

      2. To consider and act upon such other matters that properly come before the meeting or any adjourned session of the meeting.

   Shareholders of record of the Acquired Fund at the close of business on July 5, 2005 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

                         By Order of the Board of Trustees,

                         R. Scott Henderson, Secretary

July 25, 2005

   NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                                                 Filed pursuant to Rule 497(b).
                                                           File No. 333-125739.

                          PROSPECTUS/PROXY STATEMENT
                                 JULY 11, 2005

                 Acquisition of the Assets and Liabilities of

                       COLUMBIA MANAGED MUNICIPALS FUND

                          c/o Columbia Funds Trust IX
                             One Financial Center
                       Boston, Massachusetts 02111-2621
                                1-866-348-1468

                       by and in Exchange for Shares of

                           COLUMBIA TAX-EXEMPT FUND

                          c/o Columbia Funds Trust IV
                             One Financial Center
                       Boston, Massachusetts 02111-2621
                                1-866-348-1468

TABLE OF CONTENTS

    I.   Questions and Answers Regarding Approval of the Merger.........   3
    II.  Proposal -- Merger of the Acquired Fund into the Acquiring Fund  11
         The Proposal...................................................  11
         Principal Investment Risks.....................................  12
         Information about the Merger...................................  13
    III. General........................................................  20
         Voting Information.............................................  20
         Information about Proxies and the Conduct of the Meeting.......  20
    Appendix A -- Agreement and Plan of Reorganization.................. A-1
    Appendix B -- Fund Information...................................... B-1
    Appendix C -- Capitalization........................................ C-1
    Appendix D -- Information Applicable to the Acquiring Fund.......... D-1
    Appendix E -- Financial Highlights for the Acquiring Fund........... E-1
    Appendix F -- Comparison of Organizational Documents................ F-1

   This prospectus/proxy statement (this "Prospectus/Proxy Statement") and the enclosed proxy card are expected to be mailed to shareholders beginning on or about July 25, 2005.

   This Prospectus/Proxy Statement contains information a shareholder should know before voting on the following proposal (the "Proposal"):

   PROPOSAL: Approval of the Agreement and Plan of Reorganization, dated June 1, 2005 with respect to the proposed merger of Columbia Managed Municipals Fund (the "Acquired Fund"), a series of Columbia Funds Trust IX ("Trust IX"), into Columbia Tax-Exempt Fund (the "Acquiring Fund"), a series of Columbia Funds Trust IV ("Trust IV") (the "Agreement and Plan of Reorganization").

   The Proposal will be considered by shareholders of the Acquired Fund at a special meeting of shareholders of the Acquired Fund (the "Meeting") that will be held at the offices of Columbia Management Advisors, Inc. ("Columbia Management"), One Financial Center, Boston, Massachusetts 02111-2621. Although the Agreement and Plan of Reorganization contemplates a transaction in which the Acquired Fund transfers substantially all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, this Prospectus/Proxy Statement refers to the transaction as a "Merger." Each of the Acquiring Fund and the Acquired Fund is referred to as a "Fund" or together as the "Funds." Each of the Funds is a series of a registered open-end management investment company. Please read this Prospectus/Proxy Statement and keep it for future reference.

   The Acquiring Fund seeks as high a level of after-tax total return as is consistent with prudent risk, by pursuing income exempt from federal income tax and opportunities for long-term appreciation. The Acquiring Fund pursues this objective by investing, under normal market conditions, at least 80% of its total assets in tax-exempt bonds. If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Merger occurs, the Acquired Fund will transfer all of the assets attributable to each class of its shares to the Acquiring Fund and the Acquiring Fund will assume all of the liabilities in exchange for shares of the same class of the Acquiring Fund with the same aggregate net asset value as the net value of the assets transferred and liabilities assumed. After that exchange, shares of each class received by the Acquired Fund will be distributed pro rata to its shareholders of the corresponding class and such shareholders will become shareholders of the Acquiring Fund.

   The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy Statement by reference:

  . The Statement of Additional Information of the Acquiring Fund dated July 11, 2005, relating to this Prospectus/Proxy Statement.

  . The Prospectuses of the Acquired Fund dated November 1, 2004, as supplemented.

  . The Statement of Additional Information of the Acquired Fund dated November 1, 2004, as supplemented.

  . The Report of Independent Registered Public Accounting Firm and the financial statements included in the Annual Report to Shareholders of the Acquired Fund dated June 30, 2004.

  . The unaudited financial statements included in the Semiannual Report to Shareholders of the Acquired Fund dated December 31, 2004.

   The Acquired Fund previously has sent its Annual Report and Semiannual Report to its shareholders. For a free copy of the Acquired Fund's Annual Report, Semiannual Report or any of the documents listed above, call 1-866-348-1468, or write to the Acquired Fund at the address listed on the cover of this Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Internet site for the Acquired Fund at www.columbiafunds.com. Text-only versions of all of the Acquired Fund and Acquiring Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

   The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

   An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          I.  QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER

   The following questions and answers provide an overview of key features of the Merger and of the information contained in this Prospectus/Proxy Statement. Please review this Prospectus/Proxy Statement prior to casting a vote. If you have questions about the Merger, please call 1-866-348-1468.

1. What Merger is being proposed?

   The Board of Trustees of the Acquired Fund (the "Trustees") is recommending that the Acquired Fund merge into the Acquiring Fund. This means that the Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Merger is approved and completed, shareholders of the Acquired Fund will receive shares of the Acquiring Fund with a dollar value equal to the value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Merger currently is scheduled to take place on September 16, 2005 or such other date as the parties may agree.

2. Why is the Merger being proposed?

   The Trustees recommend approval of the Merger because the Merger offers shareholders of the Acquired Fund the opportunity to invest in a larger combined portfolio that generally has similar investment goals and principal investment strategies. Spreading fixed costs over a broader asset base allows the potential for more efficient operation and lower overall expense ratios. In reviewing the Merger, the Trustees also considered that, based on estimated expense ratios as of November 30, 2004, shareholders of the Acquired Fund are expected to experience a reduction in total annual fund operating expense ratios as a result of the Merger.

   Please review "Reasons for the Merger and Trustees' Considerations" under "Information about the Merger" in Section II of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees.

   You should note that, although the investment goal of the Acquiring Fund is generally similar to that of the Acquired Fund, the investment style and strategy of the Acquiring Fund differs from that of the Acquired Fund in that the Acquiring Fund is restricted with respect to investment in bonds subject to the alternative minimum tax, while the Acquired Fund is not so restricted. Please see "How do the investment goals, principal investment strategies and policies of the Funds compare?" below.

3. How do the management fees and expense ratios of the Funds compare and what are they estimated to be following the Merger?

   The tables below allow a shareholder to compare the sales charges and the management fees and expense ratios of each Fund and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Merger. The shareholder fees presented below for the combined Fund apply both before and after giving effect to the Merger. Sales charges, if applicable, are paid directly by shareholders to Columbia Funds Distributor, Inc., each Fund's distributor. Annual Fund Operating Expenses are paid by each Fund. They include management fees, distribution and service (12b-1) fees (if applicable) and administrative costs, including pricing and custody services.

   In addition, following the presentation of that information, Annual Fund Operating Expenses and Example Expenses are presented on a pro forma combined basis. The Annual Fund Operating Expenses shown in the table below represent expenses as of each Fund's most recent fiscal year (year ended June 30, 2004 for the Acquired Fund and year ended November 30, 2004 for the Acquiring Fund), those projected for the combined Fund on a pro forma basis after giving effect to the proposed Merger and based on pro forma combined net assets as of November 30, 2004.

   Shareholders of the Acquired Fund and the Acquiring Fund will not pay additional sales charges as a result of the Merger, although contingent deferred sales charges ("CDSCs") applicable to share purchases made prior to the Merger will continue to apply.

   Based on the expense ratios shown below, total annual fund operating expenses of each class of shares of the Acquiring Fund are expected to be less than the total annual fund operating expenses of each corresponding class of shares of the Acquired Fund.

   If the Merger occurs, Merger expenses will be allocated to the Acquired Fund, which will reduce the Acquired Fund's net asset value immediately prior to the closing of the Merger (by approximately $.0024 per share based on shares outstanding as of April 29, 2005). Based on the expense ratios shown below, it is projected that, after the Merger, former Acquired Fund shareholders will benefit from expense savings that will offset the allocated Merger expenses. However, the benefit of these projected expense savings will not be realized immediately. It is projected that the aggregate expense savings will not exceed the allocated Merger expenses until approximately six months after the Merger. If a shareholder redeems his or her shares prior to that time, the shareholder will receive no net benefit from the projected expense savings.

Shareholder Fees
(paid directly from a shareholder's investment)

                     Columbia Managed Municipals Fund/(1)/

                                                                          Class A    Class B    Class C    Class Z
                                                                         -------    -------    -------    -------
Maximum sales charge (load) on purchases (%) (as a percentage of the
  offering price).......................................................  4.75       0.00       0.00       0.00
Maximum deferred sales charge (load) on redemptions (%) (as a percentage
  of the lesser of purchase price or redemption price)..................  1.00/(2)/  5.00       1.00       0.00
Redemption fee (%) (as a percentage of amount redeemed, if applicable)..   -- /(3)/   -- /(3)/   -- /(3)/   -- /(3)/

                         Columbia Tax-Exempt Fund/(1)/

                                                                                 Class A    Class B    Class C
                                                                                -------    -------    -------
Maximum sales charge (load) on purchases (%) (as a percentage of the offering
  price).......................................................................  4.75       0.00       0.00
Maximum deferred sales charge (load) on redemptions (%) (as a percentage of the
  lesser of purchase price or redemption price)................................  1.00/(2)/  5.00       1.00
Redemption fee (%) (as a percentage of amount redeemed, if applicable).........   -- /(3)/   -- /(3)/   -- /(3)/

                         Columbia Tax-Exempt Fund/(1)/
                             (pro forma combined)

                                                                          Class A    Class B    Class C    Class Z
                                                                         -------    -------    -------    -------
Maximum sales charge (load) on purchases (%) (as a percentage of the
  offering price).......................................................  4.75       0.00       0.00       0.00
Maximum deferred sales charge (load) on redemptions (%) (as a percentage
  of the lesser of purchase price or redemption price)..................  1.00/(2)/  5.00       1.00       0.00
Redemption fee (%) (as a percentage of amount redeemed, if applicable)..   -- /(3)/   -- /(3)/   -- /(3)/   -- /(3)/

--------
(1)A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(2)The charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.
(3)There is a $7.50 charge for wiring sale proceeds to your bank.

Annual Fund Operating Expenses
(deducted directly from fund assets)

                       Columbia Managed Municipals Fund

                                               Class A Class B  Class C   Class Z
                                               ------- ------- -------    -------
Management fee (%)/(1)/.......................  0.54    0.54    0.54       0.54
Distribution and service (12b-1) fees (%)/(2)/  0.22    0.97    0.97/(4)/  0.00
Other expenses (%)/(3)/.......................  0.17    0.17    0.17       0.17
Total annual fund operating expenses (%)......  0.93    1.68    1.68/(4)/  0.71

                           Columbia Tax-Exempt Fund

                                                Class A Class B  Class C
                                                ------- ------- -------
      Management fee (%)/(5)/..................  0.49    0.49    0.49
      Distribution and service (12b-1) fees (%)  0.20    0.95    0.95/(6)/
      Other expenses (%).......................  0.16    0.16    0.16
      Total annual fund operating expenses (%).  0.85    1.60    1.60/(6)/

                           Columbia Tax-Exempt Fund
                             (pro forma combined)

                                          Class A Class B  Class C   Class Z/(8)/
                                          ------- ------- -------    -----------
Management fee (%)/(5)/..................  0.48    0.48    0.48         0.48
Distribution and service (12b-1) fees (%)  0.20    0.95    0.95/(7)/    0.00
Other expenses (%).......................  0.08    0.08    0.08         0.08
Total annual fund operating expenses (%).  0.76    1.51    1.51/(7)/    0.56

--------
(1)The Acquired Fund pays a management fee of 0.42% and an administration fee of 0.12%.
(2)The annual service fee portion of the 12b-1 fee may equal up to 0.10% on net assets attributable to shares of the Liberty Ohio Tax-Exempt Fund issued prior to December 1994 and 0.25% on net assets attributable to all other shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.10% and 0.25% rates.
(3)Other expenses have been restated to reflect contractual changes to the transfer agency fees for the Acquired Fund effective November 1, 2003.
(4)The Acquired Fund's distributor has voluntarily agreed to waive a 0.30% of the 12b-1 fee for Class C shares. If this waiver were reflected in the table the 12b-1 fee for Class C shares would be 0.67% and total annual fund operating expenses for Class C shares would be 1.35% (taking into account the management fee waiver discussed in footnote (5) below). This arrangement may be modified or terminated by the distributor at any time.
(5)Management fee has been restated to reflect contractual changes effective November 1, 2004.
(6)The Acquiring Fund's distributor has voluntarily agreed to waive 0.15% of the 12b-1 fee for Class C shares. If this waiver were reflected in the table the 12b-1 fee for Class C shares would be 0.80% and total annual fund operating expenses for Class C shares would be 1.45%. This arrangement may be modified or terminated by the distributor at any time.
(7)The Acquiring Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. If this waiver were reflected in the table, the 12b-1 fee for Class C shares would be 0.80% and the total annual fund operating expenses for Class C shares would be 1.36%. This arrangement may be modified or terminated by the distributor at any time.
(8)Because no Class Z shares of the Acquiring Fund were outstanding prior to the Merger, amounts shown are estimates for the first year following the Merger.

Example Expenses

   Example Expenses help shareholders compare the cost of investing in each Fund currently with the cost of investing in the combined Fund on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. It uses the following hypothetical conditions:

  .   $10,000 initial investment.

  .   5% total return for each year.

  .   Each Fund's operating expenses remain the same.

  .   Reinvestment of all dividends and distributions.

  .   Conversion of Class B shares convert to Class A shares after eight years.

Example Expenses
(actual costs may be higher or lower)

                                             1 Year 3 Years 5 Years 10 Years
                                             ------ ------- ------- --------
   Columbia Managed Municipals Fund
   --------------------------------
   Class A                                   $ 565   $757   $  965   $1,564
   Class B: did not sell shares              $ 171   $530   $  913   $1,788
            sold all shares at end of period $ 671   $830   $1,113   $1,788
   Class C: did not sell shares              $ 171   $530   $  913   $1,987
            sold all shares at end of period $ 271   $530   $  913   $1,987
   Class Z                                   $  73   $227   $  395   $  883

   Columbia Tax-Exempt Fund
   ------------------------
   Class A                                   $558    $733   $  924   $1,474
   Class B: did not sell shares              $ 163   $505   $  871   $1,699
            sold all shares at end of period $ 663   $805   $1,071   $1,699
   Class C: did not sell shares              $ 163   $505   $  871   $1,900
            sold all shares at end of period $ 263   $505   $  871   $1,900

   Columbia Tax-Exempt Fund
   (pro forma combined)
   ------------------------
   Class A                                   $549    $706   $  877   $1,372
   Class B: did not sell shares              $ 154   $477   $  824   $1,599
            sold all shares at end of period $ 654   $777   $1,024   $1,599
   Class C: did not sell shares              $ 154   $477   $  824   $1,802
            sold all shares at end of period $ 254   $477   $  824   $1,802
   Class Z:                                  $  57   $179   $  313   $  701

   The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Fund and the Acquiring Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

Hypothetical Investment and Expense Information

   Please see Appendix D for information relating to supplemental hypothetical investment information that provides additional information in a different format from the preceding Annual Fund Operating Expenses tables about the effect of the expenses of the Acquiring Fund on a pro forma basis, including investment advisory fees and other Fund costs, on such Fund's returns over a 10-year period.

4. How do the investment goals, principal investment strategies and policies of the Funds compare?

   The table below shows the investment goals and principal investment strategies of each Fund:

                  Columbia Managed Municipals Fund                    Columbia Tax-Exempt Fund
                  --------------------------------                    ------------------------
Investment The Acquired Fund seeks a high level of total   The Acquiring Fund seeks as high a level of
Goal(s)    return consistent with prudent risk, consisting after-tax total return as is consistent with
           of current income exempt from federal income    prudent risk, by pursuing income exempt from
           tax and opportunities for capital appreciation. federal income tax and opportunities for long-
                                                           term appreciation.

                   Columbia Managed Municipals Fund                      Columbia Tax-Exempt Fund
                   --------------------------------                      ------------------------
Principal  .Under normal market conditions, the              .Under normal market conditions, the
Investment   Acquired Fund invests at least 80% of its net     Acquiring Fund invests at least 80% of its
Strategies   assets (plus any borrowings for investment        total assets in tax-exempt bonds. Under
             purposes) in tax-exempt bonds. The tax-           normal market conditions, the Acquiring
             exempt bonds in which the Acquired Fund           Fund invests at least 65% of its total assets
             invests are primarily investment grade,           in tax-exempt bonds that are rated
             which means that they are:                        investment grade, which means that they
                                                               are rated at least BBB (or Baa) by a
           (i)rated at least BBB by Standard & Poor's,         nationally recognized rating agency. Bonds
                                                               subject to the alternative minimum tax will
           (ii)rated at least Baa by Moody's Investors         not be counted for purposes of the 80% test
               Service, Inc.,                                  described above. Columbia Management
                                                               may purchase bonds of any maturity.
           (iii)given a comparable rating by another
                nationally recognized rating agency, or      .The Acquiring Fund may invest up to 35%
                                                               of its total assets in any combination of the
           (iv)unrated securities that Columbia                following bonds (not including pre-
               Management believes to be of                    refunded bonds): (i) bonds rated below
               comparable quality.                             investment grade by a nationally
                                                               recognized rating agency and (ii) bonds
           .The Acquired Fund may purchase                     that are not rated, provided that the
             derivative instruments, such as futures,          Acquiring Fund's total investments in
             options, swap contracts and inverse               unrated bonds may not exceed 25% of its
             floaters, to gain or reduce exposure to           total assets.
             particular securities or segments of the
             municipal bond markets. The Acquired
             Fund may use derivatives for both hedging
             and non-hedging purposes.

           .Columbia Management may purchase
             bonds of any maturity. The Acquired Fund may invest up to 35% of its total assets in any combination of the following bonds
             (not including pre-refunded bonds): (1)
             bonds rated below investment grade by a
             national rating agency and (2) bonds that are not rated, provided that the Acquired
             Fund's total investments in unrated bonds may not exceed 25% of total assets.

           .It is a fundamental policy that, during periods of normal market conditions, the Acquired Fund's assets will be invested so that at least 80% of the Fund's income will be exempt from federal income tax.

           .The Acquired Fund is permitted to invest all of its assets in bonds subject to the alternative minimum tax.

   The following highlights the differences in the Funds' investment policies and restrictions. For purposes of this discussion, a "fundamental" investment policy or restriction is one that may not be changed without a shareholder vote.

  . The Acquired Fund has a fundamental investment restriction in which it may not act as an underwriter of securities, except that it may participate as part of a group in bidding, or bid alone, for the purchase of municipal securities directly from an issuer for its own portfolio. As a matter of fundamental policy, the
     Acquiring Fund may underwrite securities issued by others only when disposing of portfolio securities.

  . The Acquired Fund may not purchase or sell real estate (other than municipal securities or money market securities secured by real estate or interests therein or such securities issued by companies that invest in real estate or interests therein). The Acquiring Fund may own real estate only if acquired as the result of owning securities and not in an amount more than 5% of its total assets.

  . While the Acquired Fund may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs, except that it may enter into futures and options transactions, the Acquiring Fund may purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

  . The Acquired Fund has a fundamental investment restriction under which it may not invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry, except that all or substantially all of the assets of the Acquired Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Acquired Fund. As a matter of fundamental policy, the Acquiring Fund may not concentrate more than 25% of its total assets in any one industry.

  . Both of the Acquired Fund and Acquiring Fund have a fundamental investment restriction prohibiting them from making loans. The Acquired Fund may (a) participate in an interfund lending program with other affiliated registered open-end investment companies, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets; (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities. The Acquiring Fund may make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loan would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); and (d) through repurchase agreements.

  . The Acquired Fund and the Acquiring Fund have similar, but slightly different, fundamental policies regarding diversification. The Acquired Fund may not invest in a security if, with respect to 75% of its assets, as a result of such investment, more than 5% of its total assets (taken at market value at the time of investment) would be invested in the securities of any one issuer (for this purpose, the issuer(s) of a security being deemed to be only the entity or entities whose assets or revenues are subject to the principal and interest obligations of the security), other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities or repurchase agreements for such securities, and except that all or substantially all of the assets of the Acquired Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Acquired Fund (however, in the case of a guarantor of securities (including an issuer of a letter of credit), the value of the guarantee (or letter of credit) may be excluded from this computation if the aggregate value of securities owned by it and guaranteed by such guarantor (plus any other investments in securities issued by the guarantor) does not exceed 10% of its total assets). The Acquiring Fund may not, with respect to 75% of its total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase the Acquiring Fund would own more than 10% of the outstanding voting shares of such issuer.

  . As a matter of fundamental policy, the Acquiring Fund shall, under normal circumstances, invest at least 80% of its total assets in tax-exempt bonds. The Acquired Fund must, during periods of normal market conditions, invest its assets such that at least 80% of the Acquired Fund's income will be exempt from federal income tax.

  . The Acquiring Fund may not have a short securities position unless it owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities. The Acquired Fund may not sell securities short unless (1) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (2) the securities sold are "when issued" or "when distributed" securities that it expects to receive in a recapitalization, reorganization or other exchange for securities it contemporaneously owns or has the right to obtain, and provided that it may purchase standby commitments and securities subject to a demand feature entitling it to require sellers of securities to the Acquired Fund to repurchase them upon demand by the Acquired Fund, and provided further that transactions in options, futures and options on futures are not treated as short sales.

  . The Acquiring Fund may invest no more than 15% of its net assets in illiquid assets. The Acquired Fund may not invest more than 10% of its net assets (taken at market value at the time of a particular investment) in illiquid securities.

   Notwithstanding its investment policies and restrictions, the Acquiring Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions.

   The shareholders of the Acquiring Fund are scheduled to vote on changes to the fundamental investment restrictions for the Acquiring Fund at a meeting of shareholders scheduled to be held on September 16, 2005. Shareholders of record of the Acquiring Fund on June 28, 2005 will vote separately on each proposed change to the fundamental investment restriction for the Acquiring Fund. If the changes to the Acquiring Fund's fundamental investment restrictions are approved, the differences in investment restrictions and certain investment strategies that the Funds use to achieve their investment goals will be as follows:

  . The Acquired Fund has a fundamental investment restriction under which it may not act as an underwriter of securities, except that it may participate as part of a group in bidding, or bid alone, for the purchase of municipal securities directly from an issuer for its own portfolio. The Acquiring Fund would have a similar fundamental investment restriction under which it could not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction is not intended to limit the Acquiring Fund's ability to invest in securities issued by other registered investment companies.

  . The Acquired Fund has a fundamental investment restriction under which it may not purchase or sell commodities or commodities contracts or oil, gas, or mineral programs, except that it may enter into futures and options transactions. The Acquiring Fund would have a similar fundamental investment restriction, except that it could, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs. This policy does not apply to foreign currency transactions, including without limitation forward currency contracts.

  . The Acquired Fund has a fundamental investment restriction in which it may not invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry, except that all or substantially all of the assets of the Acquired Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Acquired Fund. The Acquiring Fund would have a fundamental investment restriction under which it may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulation thereunder and any exemptive relief obtained by the Acquiring Fund.

  . The Acquired Fund has a fundamental investment restriction, under which, with respect to 75% of its assets, the Acquired Fund may not purchase the securities of any issuer if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of any issuer, except that all or substantially all of of the Acquired Fund's assets may be invested in another registered investment company having the same investment objective and substantially similar investment policies. The Acquiring Fund would have a similar fundamental investment restriction under which, with respect to 75% of its assets, the Acquiring Fund may not purchase securities (except for securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result of such purchase, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that the Acquiring Fund's assets could be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

  . The Acquired Fund has a fundamental investment restriction under which it may not make loans except that it may (a) participate in an interfund lending program with other affiliated registered open-end investment companies, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets, (b) acquire publicly distributed or privately placed debt securities purchase of debt securities, and (c) purchase money market instruments and enter into repurchase agreements. The Acquiring Fund would have a similar fundamental investment restriction under which it may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Generally, the 1940 Act permits an investment company to borrow up to 33 1/3% of its total assets, including the amount borrowed.

   For a complete list of the Funds' investment policies and restrictions, see each Fund's Statement of Additional Information.

5. What class of the Acquiring Fund shares will shareholders receive if the Merger occurs?

   If the Merger occurs, shareholders will receive the same class of shares of the Acquiring Fund that they currently own in the Acquired Fund. The shares will have the same exchange rights and will bear the same CDSCs upon redemption and, in the case of Class B shares, will convert to Class A shares at the same time as your current shares. The Merger will not result in a change in shareholders' dividend payments or purchase and redemption procedures. For more information on the Acquiring Fund's distribution, purchase, redemption and exchange policies, see Appendix D.

6. What are the federal income tax consequences of the Merger?

   The Merger is expected to be tax-free to shareholders for federal income tax purposes. This means that neither shareholders nor the Acquired Fund are expected to recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of the Acquired Fund, it may accelerate distributions from the Acquired Fund to shareholders. Specifically, the Acquired Fund will recognize any net tax-exempt investment income, any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and any such net capital gains remaining after reduction of any available capital loss carryforwards to its shareholders on or before that date.

   The cost basis and holding period of your shares in the Acquired Fund are expected to carry over to your new shares in the Acquiring Fund. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

   Certain other tax consequences are discussed below under "Federal Income Tax Consequences."

7. Who bears the expenses associated with the Merger?

   Columbia, the Acquiring Fund and the Acquired Fund each will bear a portion of the out-of-pocket expenses associated with the Merger. Out-of-pocket expenses associated with the Merger include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Merger; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Merger; (3) the legal fees and expenses incurred by the Funds in connection with the Merger; and (4) the trustees' fees and out-of-pocket expenses incurred in connection with the Merger.

   The out-of-pocket expenses of the Merger are first allocated to the Acquiring Fund or to the Acquired Fund. Merger-related costs that are specifically allocable to one Fund are allocated to that Fund (e.g., the costs of printing and mailing this Prospectus/Proxy Statement are allocated exclusively to the Acquired Fund). Costs of the Merger that are not specifically allocable to either Fund are divided equally between the Funds. Following this initial allocation between the Funds, Columbia Management limits the expenses actually allocated to a Fund in each Merger to the lesser of (i) the anticipated reductions in expenses borne by that Fund over the first year following the Merger and (ii) 75% of the initial allocation to that Fund. Any reduction in the Merger expenses allocable to a Fund as a result of these limitations is borne by Columbia Management, not the other Fund. The estimated costs of the Merger to be borne by the Acquired Fund and the Acquiring Fund are approximately $46,614 and $60,577, respectively, assuming completion of the Merger. Should the Merger fail to occur, Columbia Management will bear all costs associated with the Merger.

8. Why is the Acquiring Fund expected to be reorganized following the Merger?

   At a meeting held on February 9, 2005, the Trustees, including all Trustees who are not "interested persons" of Trust IX (as defined in section 2(a)(19) of the 1940 Act) (each, an "Independent Trustee"), unanimously approved the reorganization of the open-end retail funds managed by Columbia Management (the "Columbia Funds"), including the Acquiring Fund, as newly-formed series of Trust IX (the "Trust Reorganization"), provided that shareholders of the Acquiring Fund approve the election of all nominees for Trustee. The primary purpose of the Trust Reorganization is to facilitate compliance monitoring and administration for the Columbia Funds.

   Consummation of the Trust Reorganization with respect to the Acquiring Fund is expected to occur immediately following completion of the Merger. The Merger is not conditioned on the completion of the Trust Reorganization. Shareholders of the Acquired Fund are not being asked to approve the Trust Reorganization.

   For a summary of significant differences between the organizational documents currently applicable to the Acquired Fund, those of the Acquiring Fund, and those which are expected to become effective for Trust IX on August 10, 2005, please see Appendix F.

     II.  PROPOSAL -- MERGER OF THE ACQUIRED FUND INTO THE ACQUIRING FUND

The Proposal

   Shareholders of the Acquired Fund are being asked to approve an Agreement and Plan of Reorganization, a copy of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the Merger of the Acquired Fund into the Acquiring Fund.

Principal Investment Risks

  What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Acquired Fund?

   The principal risks associated with each Fund generally are similar because the Funds generally have similar investment goals and principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

   The Acquiring Fund is subject to both management risk and market risk. Management risk means that Columbia Management's investment decisions might produce losses or cause the Acquiring Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of a shareholder's investment. Because of management and market risk, there is no guarantee that the Acquiring Fund will achieve its investment goal or perform favorably among comparable funds. The Acquired Fund also is subject to these risks.

   The Acquiring Fund is subject to the risks associated with investing in lower-rated debt securities. Commonly referred to as "junk bonds," lower-rated debt securities involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal. The Acquired Fund also is subject to these risks.

   The Acquiring Fund is subject to interest rate risk, which is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Acquiring Fund receives from them but will affect the value of the Acquiring Fund's shares. Interest rate risk is generally greater for bonds with longer maturities. The Acquired Fund also is subject to this risk.

   The Acquiring Fund is subject to the risks associated with investing in tax-exempt bonds. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable. The Acquired Fund also is subject to these risks.

   In addition, the Acquiring Fund may also be subject to credit risk, which is the possibility that changes in the obligated entity's financial condition, changes in general economic conditions, or changes in economic conditions that affect the obligated entity, may impact the obligated entity's actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and, in some cases, a decrease in income. Bonds that are backed by an issuer's taxing authority, including general obligation bonds, may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. These bonds may depend for payment on legislative appropriation and/or aid from other governments. Other municipal bonds, known as revenue obligations, are payable from revenues earned by a particular project or other revenue source. Some revenue obligations are backed by private companies, some are asset-backed securities, such as bonds backed by mortgage payments, and some are for municipally-owned utilities, such as water or sewer systems. Revenue obligations are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project, assets, or private company backing the project, rather than to the taxing power of the state or local government issuer of the bonds. The Acquired Fund also is subject to this risk.

   Shareholders of the Acquired Fund should note that, although the investment goal, principal investment strategies and current investment restrictions of the Acquiring Fund generally are similar to those of the Acquired Fund, there are differences. In particular, the Acquiring Fund, as a fundamental policy that cannot be changed without a shareholder vote, may not invest more than 20% of its total assets in bonds that are subject to the federal alternative minimum tax. Please see the answer to question 4 above under "Questions and Answers" for more information regarding the investment goals, principal investment strategies and policies of the Funds.

Information about the Merger

  Terms of the Agreement and Plan of Reorganization

   If approved by the shareholders of the Acquired Fund, the Merger is expected to occur on September 16, 2005, or such other date as the parties may agree, under the Agreement and Plan of Reorganization. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to this Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

  . The Acquired Fund will transfer all of the assets and liabilities to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

  . The assets of each Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger (currently scheduled to be September 16, 2005, or such other date as the parties may agree).

  . The shares of each class of the Acquiring Fund received by the Acquired Fund will be distributed to the shareholders of the corresponding class of the Acquired Fund pro rata in accordance with their percentage ownership of such class of the shares of the Acquired Fund in complete liquidation of the Acquired Fund.

  . After the Merger, the Acquired Fund will be wound up in an orderly fashion and it will be terminated under state law.

  . The Merger requires approval by the Acquired Fund's shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Trustees of Trust IV and Trust IX.

   Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. Shares may be redeemed at any time prior to the consummation of the Merger.

  Shares that Shareholders Will Receive

   If the Merger occurs, shareholders of the Acquired Fund will receive shares in the Acquiring Fund of the same class as the shareholder currently owns in the Acquired Fund. As compared to the Acquired Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

  . They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder's current shares as of the business day before the closing of the Merger.

  . They will bear the same sales charges (including CDSCs, if any) and redemption fees as the current Acquired Fund shares to the extent such charges and fees apply, and for purposes of determining the CDSC applicable to any redemption and/or for purposes of conversion of Class B shares to Class A shares, if applicable, the Acquiring Fund shares will continue to age from the date a shareholder purchased his Acquired Fund shares.

  . It is expected that, in connection with the consolidation of certain service providers to the Columbia Funds and the Nations funds prior to the Merger, the procedures for purchasing, redeeming and exchanging shares of the Columbia Funds and the Nations funds will be aligned by modifying the current procedures of both complexes. Accordingly, although changes to such procedures are anticipated, the Merger will not itself result in any changes to such procedures.

  . They will entitle shareholders to voting and other rights generally similar to those currently enjoyed by shareholders of the Acquired Fund, but as a shareholder of the Acquiring Fund. Appendix F identifies certain differences in shareholder rights currently existing between the Acquired Fund and the Acquiring Fund and differences that will result from the Trust Reorganization.

  . The account options a shareholder has selected for handling distributions from the Acquired Fund will not change as a result of the Merger.

   Information concerning the capitalization of each of the Funds is contained in Appendix C to this Prospectus/Proxy Statement.

  Reasons for the Merger and Trustees' Considerations

   The Trustees, including all Independent Trustees, have determined, based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, on behalf of the Acquired Fund that the Merger would be in the best interests of the Acquired Fund's shareholders and that the interests of existing shareholders of the Acquired Fund would not be diluted as a result of the Merger. The Trustees have unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommend that Acquired Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

   Columbia proposed the Merger to the Trustees at a meeting held on February 8, 2005 because the Merger is expected to create a larger fund with an investment goal and principal investment strategies generally similar to those of the Acquired Fund.

   At the meeting, the Trustees (with the advice and assistance of independent counsel) considered, among other things:

    1. the Merger as part of a continuing initiative to streamline and improve the offerings of the Columbia Funds family to help reduce shareholder confusion;

    2. various potential shareholder benefits of the Merger;

    3. the current asset level of the Acquired Fund and the combined pro forma asset level of the Acquiring Fund;

    4. the historical performance results of the Acquired Fund and the Acquiring Fund (see "Performance Information" below), although no assurances can be given that the Acquiring Fund will achieve any particular level of performance after the Merger;

    5. the investment objectives and principal investment strategies of the Funds;

    6. that the Acquiring Fund is expected to have lower total operating expenses than the Acquired Fund;

    7. the expected U.S. federal income tax consequences of the Merger, including limitations on the use of realized and unrealized losses for U.S. federal income tax purposes and the potential diminution of the ability to use such losses to offset future gains (see "Federal Income Tax Consequences" below);

    8. that the Acquired Fund will bear costs of the Merger only to the extent that Columbia Management anticipates a reduction in expenses to shareholders in the first year following the Merger; and

    9. the potential benefits of the Merger to Columbia Management and its affiliates.

   If the Merger is approved by shareholders of the Acquired Fund, the transaction will combine the Acquired Fund's assets with those of the Acquiring Fund, resulting in a combined portfolio that is significantly larger than the Acquired Fund's. Larger mutual funds often have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

   Columbia Management also believes that the Merger helps to eliminate overlapping products. The Acquired Fund and the Acquiring Fund are both tax-exempt bond funds with no particular geographic focus. Columbia Management believes that streamlining its product offerings in a particular asset segment will help to minimize investor confusion.

  Performance Information

   The bar charts below show the percentage gain or loss in each calendar year for the 10-year period ending December 31, 2004, for the Class Z shares of the Acquired Fund and Class A shares of the Acquiring Fund. The bar charts should provide a general idea of how each Fund's returns have varied from year to year. The bar charts include the effect of expenses, but do not include the effect of sales charges. Returns would be lower if any applicable sales charges were reflected. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

   Additional discussion of the manner of calculating total return is contained in each Fund's Prospectus and Statement of Additional Information.

             [CHART]

    Acquired Fund (Class Z)

      1995         16.63%
      1996          3.77%
      1997          9.31%
      1998          5.50%
      1999         -3.44%
      2000         12.48%
      2001          3.80%
      2002          9.56%
      2003          5.66%
      2004          3.73%


 For period shown in bar chart:              The Acquired Fund's year-to-date
 Best quarter: 1/st/ quarter 1995, +6.42%    total return through June 30, 2005
 Worst quarter: 2/nd/ quarter 2004, -3.03%   was 3.24%

                [CHART]

       Acquiring Fund (Class A)

        1995          17.64%
        1996           2.68%
        1997           9.60%
        1998           6.67%
        1999          -4.91%
        2000          10.81%
        2001           3.22%
        2002           9.63%
        2003           6.15%
        2004           4.57%


 For period shown in bar chart:              The Acquiring Fund's year-to-date
 Best quarter: 1/st/ quarter 1995, +7.75%    total return through June 30, 2005
 Worst quarter: 2/nd/ quarter 2004, -3.01%   was 3.66%

   The following tables list the average annual total return (reflecting applicable sales charges) for each class of shares of the Acquired Fund and the Acquiring Fund for the one-year, five-year and ten-year periods ended December 31, 2004 for Class A, Class B, Class C, and Class Z shares of the Acquired Fund and the Acquiring Fund. These tables are intended to provide shareholders with some indication of the risks of investing in the Acquired Fund and the Acquiring Fund. Each table also includes the performance of one or more relevant broad-based market indices.

   After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown and may not be relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Columbia Managed Municipals Fund

Average Annual Total Returns -- For Periods Ended December 31, 2004

                                                                1 Year 5 Years 10 Years
                                                                ------ ------- --------
Class A (%)/(1)/
   Return Before Taxes......................................... -1.39   5.85     6.00
   Return After Taxes on Distributions......................... -1.39   5.61     5.85
   Return After Taxes on Distributions and Sale of Fund Shares. -0.56   5.59     5.83
Class B (%)/(1)/
   Return Before Taxes......................................... -2.20   6.24     6.35
   Return After Taxes on Distributions......................... -2.20   6.00     6.21
   Return After Taxes on Distributions and Sale of Fund Shares. -0.17   5.91     6.14
Class C (%)/(1)/
   Return Before Taxes.........................................  2.07   6.69     6.42
   Return After Taxes on Distributions.........................  2.07   6.44     6.27
   Return After Taxes on Distributions and Sale of Fund Shares.  2.72   6.31     6.20
Class Z (%)
   Return Before Taxes.........................................  3.73   6.99     6.57
   Return After Taxes on Distributions.........................  3.73   6.74     6.42
   Return After Taxes on Distributions and Sale of Fund Shares.  4.02   6.61     6.35
Lehman Index (%)/(2)/..........................................  4.48   7.20     7.06

--------
(1)Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Acquired Fund's Class Z shares (the oldest existing share class) for periods prior to their inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class A, Class B and Class C shares initially were offered on November 1, 2002, and Class Z shares initially were offered on February 23, 1977.
(2)The Lehman Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike the Funds, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

Columbia Tax-Exempt Fund

Average Annual Total Returns -- For Periods Ended December 31, 2004

                                                                1 Year 5 Years 10 Years
                                                                ------ ------- --------
Class A (%)
   Return Before Taxes......................................... -0.40   5.80     5.94
   Return After Taxes on Distributions......................... -0.40   5.80     5.90
   Return After Taxes on Distributions and Sale of Fund Shares. -1.22   5.68     5.84
Class B (%)
   Return Before Taxes......................................... -1.21   5.72     5.66
   Return After Taxes on Distributions......................... -1.21   5.72     5.62
   Return After Taxes on Distributions and Sale of Fund Shares. -0.50   5.52     5.52

                                                                1 Year 5 Years 10 Years
                                                                ------ ------- --------
Class C (%)
   Return Before Taxes.........................................  2.94   6.19     5.78
   Return After Taxes on Distributions.........................  2.94   6.19     5.74
   Return After Taxes on Distributions and Sale of Fund Shares.  3.25   5.95     5.63
Class Z (%)/(1)/
   Return Before Taxes.........................................  4.57   6.83     6.45
   Return After Taxes on Distributions.........................  4.57   6.83     6.41
   Return After Taxes on Distributions and Sale of Fund Shares.  4.52   6.59     6.31
Lehman Index (%)/(2)/..........................................  4.48   7.20     7.06
Lipper Average (%)/(3)/........................................  3.70   6.27     6.06

--------
(1)Class Z is a new class of shares. The performance information shown is that of the Acquired Fund's Class A shares, restated to reflect differences in sales charges applicable to Class Z and Class A shares. The performance information has not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class Z shares and Class A shares. If differences in expenses had been reflected, the returns shown would have been higher.
(2)The Lehman Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike the Acquired Fund and the Acquiring Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
(3)The Lipper Insured Municipal Debt Universe Funds Category ("Lipper Average"), as calculated by Lipper, Inc., is composed of funds with investment objectives similar to those of the Funds. Sales charges are not reflected in the Lipper Average.

  Federal Income Tax Consequences

   The Merger is intended to be a tax-free reorganization for federal income tax purposes. Ropes & Gray LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by such Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

  . the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

  . under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

  . under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

  . under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund's shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

  . under Section 1223(1) of the Code, an Acquired Fund shareholder's holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset;

  . under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

  . under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund's tax basis in such assets immediately prior to such exchange;

  . under Section 1223(2) of the Code, the Acquiring Fund's holding periods in such assets will include the Acquired Fund's holding periods in such assets; and

  . under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under
      Section 383 of the Code.

   The opinion will be qualified to reflect that the Code requires that certain contracts or securities (including, in particular, futures contracts, certain foreign currency contracts, "nonequity" options and investments in "passive foreign investment companies") be marked-to-market (treated as sold for their fair market value) at the end of a taxable year (or upon their termination or transfer).

   The opinion will be based on certain factual certifications made by officers of the Acquired Fund and Trust IX and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

   Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders.

   The Acquired Fund's ability to use the pre-Merger losses of the Acquired Fund to offset post-Merger gains of the combined Fund is expected to be limited as a result of the Merger. In addition, for five years beginning after the consummation of the Merger, the combined Fund will not be allowed to offset gains "built in" to either Fund at the time of the Merger against capital losses (including capital loss carryforwards) built in to the other Fund. The effect of these limitations, however, will depend on the amount of losses in each Fund at the time of the Merger. As a result, under certain circumstances, the Acquired Fund shareholders could receive taxable distributions earlier than they would if the Merger were not to have occurred.

   This description of the federal income tax consequences of the Merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

   THE TRUSTEES OF COLUMBIA FUNDS TRUST IX, ON BEHALF OF THE ACQUIRED FUND, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for Proposal

   Approval of the Agreement and Plan of Reorganization will require the affirmative vote of the holders of the lesser of (1) more than 50% of the Acquired Fund's outstanding shares or (2) 67% or more of the shares present at the Meeting if more than 50% of the outstanding shares of the Acquired Fund are represented at the Meeting in person or by proxy. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

                                 III.  GENERAL

Voting Information

   The Board is soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 10:00 a.m. Eastern time on September 16, 2005, at Columbia Management's offices at One Financial Center, Boston, Massachusetts 02111-2621. The meeting notice, this Prospectus/Proxy Statement and the proxy card are expected to be mailed to shareholders beginning on or about July 25, 2005.

Information about Proxies and the Conduct of the Meeting

   Solicitation of Proxies. Proxies will be solicited primarily through the mailing of this Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews and/or e-mail by officers of the Funds or by employees or agents of Columbia Management and its affiliated companies. In addition, ALAMO Direct Mail Services, Inc., 280 Oser Avenue, Hauppage, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $19,964.

   Voting Process.  Shareholders can vote in any one of the following ways:

    a. By mail, by filling out and returning the enclosed proxy card;

    b. By phone, fax or Internet (see the enclosed proxy card for instructions); or

    c. In person at the Meeting.

   Shareholders who owned shares on the record date, July 5, 2005, are entitled to attend and to vote at the Meeting or any adjournment of the Meeting. Each whole share of the Acquired Fund is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must match exactly the name that appears on the proxy card.

   Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the proxy card. If no instructions are given, the proxy will be voted in favor of the Proposal. A shareholder can revoke a proxy by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly executing and submitting a later-dated proxy card or by attending the Meeting and voting in person.

   Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of the Acquired Fund entitled to vote on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

   Underwriter Address. The address of the Acquired Fund's principal underwriter, Columbia Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111-2621.

   Share Ownership. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of July 5, 2005 for each class of the Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of the Acquired Fund or the Acquiring Fund, and contains information about the executive officers and Trustees of the Acquired Fund and their shareholdings in the Acquired Fund.

   Adjournments; Other Business. If the Acquired Fund has not received enough votes by the time of the Meeting to approve a Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares voted on the matter, but, for purposes of adjournment only, any number of shares present at the Meeting or represented by proxy constitutes a quorum. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxies that direct them to abstain from voting on the Proposal.

   The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except where the Secretary of the Acquired Fund has previously received written instructions to the contrary from the shareholders entitled to vote the shares.

                     AGREEMENT AND PLAN OF REORGANIZATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 1, 2005, is by and among Columbia Funds Trust IX (the "Acquired Trust"), a Massachusetts business trust, on behalf of Columbia Managed Municipals Fund (the "Acquired Fund"); and Columbia Funds Trust IV (the "Acquiring Trust"), a Massachusetts business trust, on behalf of Columbia Tax-Exempt Fund (the "Acquiring Fund"); and Columbia Management Advisors, Inc. ("Columbia").

   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund attributable to its Class A shares in exchange for Class A shares of beneficial interest of the Acquiring Fund ("Class A Acquisition Shares"), the transfer of all of the assets of the Acquired Fund attributable to its Class B shares in exchange for Class B shares of beneficial interest of the Acquiring Fund ("Class B Acquisition Shares"), the transfer of all of the assets of the Acquired Fund attributable to its Class C shares in exchange for Class C shares of beneficial interest of the Acquiring Fund ("Class C Acquisition Shares"), the transfer of all of the assets of the Acquired Fund attributable to its Class Z shares in exchange for Class Z shares of beneficial interest of the Acquiring Fund ("Class Z Acquisition Shares" and together with the Class A Acquisition Shares, Class B Acquisition Shares and Class C Acquisition Shares, the "Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of the Class A Acquisition Shares, the Class B Acquisition Shares, the Class C Acquisition Shares, and the Class Z Acquisition Shares to the Class A, Class B, Class C and Class Z shareholders, respectively, of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

   In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

    1.1Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

       (a)The Acquired Fund will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

       (b)The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

       (c)The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Class A, Class B, Class C, and Class Z Acquisition Shares (including fractional shares, if any) determined by dividing the net asset values of the Class A, Class B, Class C and Class Z shares of the Acquired Fund, respectively, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class A, Class B, Class C or Class Z Acquisition Share, as applicable, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

    1.2The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Trustees and officers, acting in their capacities as such, under the Acquired Fund's Declaration of Trust and Bylaws as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquired Fund, its successors or assigns.

    1.3As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its Class A shareholders of record ("Acquired Fund Class A Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), Class A Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1; to its Class B shareholders of record ("Acquired Fund Class B Shareholders"), determined as of the close of business on the Valuation Date, Class B Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1; to its Class C shareholders of record ("Acquired Fund Class C Shareholders"), determined as of the close of business on the Valuation Date, Class C Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1; and to its Class Z shareholders of record ("Acquired Fund Class Z Shareholders," and collectively with Acquired Fund Class A Shareholders, Acquired Fund Class B Shareholders and Acquired Fund Class C Shareholders, the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date, Class Z Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

    1.4With respect to Acquisition Shares distributable pursuant to paragraph
       1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

    1.5As soon as practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution.

2. VALUATION.

    2.1For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

    2.2For the purpose of paragraph 2.1, the net asset value of a Class A, Class B, Class C and Class Z Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Fund and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

    3.1The Closing Date shall be on September 16, 2005, or on such other date as the parties may agree. The Closing shall be held at 5:00 p.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

    3.2The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Columbia Tax-Exempt Fund."

    3.3In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
       (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by the Acquiring Fund upon the giving of written notice to the other party.

    3.4At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

    3.5At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

    4.1The Acquired Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

       (a)The Acquired Trust is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

       (b)The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

       (c)The Acquired Fund is not in violation in any material respect of any provision of its Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (d)The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

       (e)To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (f)The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund at, as of and for the fiscal year ended June 30, 2004, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended December 31, 2004, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such date and for the period then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since December 31, 2004;

       (g)Since December 31, 2004, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (h)As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund's knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

       (i)The Acquired Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to
          Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

       (j)The authorized capital of the Acquired Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquired Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares and Class Z shares, each having the characteristics described in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus"). All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund Prospectus) by the Acquired Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares, which convert to Class A shares, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquired Fund of any class are outstanding and none will be outstanding on the Closing Date;

       (k)The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

       (l)The execution, delivery and performance of this Agreement has been duly authorized by the Board of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (m)The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

       (n)The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

       (o)No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

       (p)At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31, 2004, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

       (q)At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

       (r)No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

    4.2The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

       (a)The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

       (b)The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

       (c)The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

       (d)At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

       (e)The Acquiring Fund is not in violation in any material respect of any provisions of its Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (f)To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (g)The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the fiscal year ended November 30, 2004, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such date and for the period then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since November 30, 2004;

       (h)Since November 30, 2004, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (i)As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund's knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

       (j)The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

       (k)The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares and Class Z shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares, which convert to Class A shares, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

       (l)The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

       (m)The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (n)The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A, Class B, Class C and Class Z shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

       (o)The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

       (p)No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

   The Acquired Fund and Acquiring Fund hereby covenant and agree as follows:

    5.1The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

    5.2The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

    5.3In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Fund will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

    5.4The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

    5.5The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

    5.6Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

    5.7The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

   The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    6.1The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

    6.2The Acquired Fund shall have received a favorable opinion of Ropes &
       Gray LLP, counsel to the Acquiring Fund for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Acquired Fund, to the following effect:

       (a)The Acquiring Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Trust;

       (b)This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c)The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

       (d)The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A, Class B, Class C and Class Z shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

       (e)The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its obligations hereunder will not, violate the Acquiring Fund's Declaration of Trust or Bylaws, or any provision of any agreement known to such counsel to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound;

       (f)To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

       (g)Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph
          5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (h)The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (i)To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

   The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    7.1The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

    7.2The Acquiring Fund shall have received a favorable opinion of Ropes &
       Gray LLP, counsel to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

       (a)The Acquired Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquired Trust;

       (b)This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c)The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

       (d)The execution and delivery of this Agreement did not, and the performance by the Acquired Fund of its obligations hereunder will not, violate the Acquired Fund's Declaration of Trust or Bylaws, or any provision of any agreement known to such counsel to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquired Fund is a party or by which it is bound;

       (e)To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

       (f)Such counsel does not know of any legal or governmental proceedings relating to the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph
          5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (g)The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (h)To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

    7.3Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after June 30, 2004, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after June 30, 2004, and on or prior to the Closing Date.

    7.4The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Fund, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

    7.5The custodian of the Acquired Fund shall have delivered to the Acquiring
       Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

   The respective obligations of the Acquired Fund and the Acquiring Fund hereunder are subject to the further conditions that on or before the Closing
Date:

    8.1This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

    8.2On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

    8.3All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Acquired Fund and the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

    8.4The Registration Statement shall have become effective under the 1933
       Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    8.5The Acquired Fund and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

       (a)The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

       (b)No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of the Obligations of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

       (c)No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Obligations of the Acquired Fund and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

       (d)The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

       (e)The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

       (f)No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of all of their Acquired Fund shares for the Acquisition Shares;

       (g)The aggregate tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

       (h)An Acquired Fund shareholder's holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund shares exchanged therefor were held, provided that the shareholder held the Acquired Fund shares as a capital asset on the date of the exchange; and

       (i)The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

   The opinion will be qualified to reflect that the Code requires that certain contracts or securities (including, in particular, futures contracts, certain foreign currency contracts, "nonequity" options and investments in "passive foreign investment companies") be marked-to-market (treated as sold for their fair market value) at the end of a taxable year (or upon their termination or transfer).

   The opinion will be based on certain factual certifications made by officers of the Acquired Fund and Nations Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.


    8.6At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived by the Board of the Acquired Fund or the Acquiring Fund, if, in its judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

    9.1The Acquired Fund and the Acquiring Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    9.2All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund, and the Acquiring Fund. The expenses detailed above shall be borne as follows: (a) as to expenses allocable to the Acquired Fund, 75% of such expenses shall be borne by the Acquired Fund and 25% of such expenses shall be borne by Columbia; and
       (b) as to expenses allocable to the Acquiring Fund, 75% of such expenses shall be borne by the Acquiring Fund and 25% of such expenses shall be born by Columbia; provided that in no event shall the expenses allocated to the Acquired Fund or Acquiring Fund hereunder exceed the reductions anticipated by Columbia in expenses borne by that Fund over the first year following the Merger.

10.ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

   10.1The Acquired Fund and the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

   10.2The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11.TERMINATION.

   11.1This Agreement may be terminated by the mutual agreement of the Acquired
       Fund and the Acquiring Fund. In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

       (a)Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

       (b)A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

       (c)Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

       If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2006, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the Acquiring Fund.

   11.2If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.AMENDMENTS.

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.NOTICES.

   Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the Acquiring Fund at One Financial Center, Boston, Massachusetts 02111, Attention:
Secretary.

14.HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

   14.1The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   14.2This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   14.3This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

   14.4This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   14.5A copy of the Declaration of Trust of the Acquired Fund and the Acquiring Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Acquired Fund or the Acquiring Fund shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

               [The rest of this page intentionally left blank]

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                              COLUMBIA FUNDS TRUST IV
                                              on behalf of Columbia Tax-Exempt
                                                Fund
                                              By: ______________________________
                                              Name:  Christopher L. Wilson
                                              Title:    President

ATTEST:
By:
                 --------------------------------------
Name:  Michelle Rhee
Title:    Assistant Secretary

                                              COLUMBIA FUNDS TRUST IX
                                              on behalf of Columbia Managed
                                                Municipals Fund
                                              By: ______________________________
                                              Name:  Christopher L. Wilson
                                              Title:    President

ATTEST:
By:
                 --------------------------------------
Name:  Michelle Rhee
Title:    Assistant Secretary

                                              Solely for purposes of Paragraph
                                                9.2 of the Agreement
                                              COLUMBIA MANAGEMENT ADVISORS, INC.
                                              By: ______________________________
                                              Name:  Roger Sayler
                                              Title:    Executive Vice President

ATTEST:
By:
                 --------------------------------------
Name:  Michelle Rhee
Title:    Assistant Secretary

                        Appendix B -- Fund Information

Shares of the Fund Outstanding and Entitled to Vote

   For each class of the Acquired Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of July 5, 2005 was as follows:

                                                    Number of Shares
                  Fund                Class Outstanding and Entitled to Vote
                  ----                ----- --------------------------------
     Columbia Managed Municipals Fund   A             4,951,939.047
                                        B               629,035.665
                                        C               243,775.386
                                        Z            38,842,443.237

Ownership of Shares

   As of July 5, 2005, Trust IX believes that, as a group, the Trustees and officers, as the case may be, of the Acquired Fund owned less than one percent of each class of shares of the Acquired Fund. As of July 5, 2005, the following shareholders of record owned five percent or more of the outstanding shares of the noted class of shares of the Acquired Fund or the Acquiring Fund:


                       Columbia Managed Municipals Fund

Class B


                                                                     Percentage of
                                                                      Outstanding
                                           Number of  Percentage of Shares of Class
                                          Outstanding  Outstanding    Owned Upon
           Name and Address of             Shares of    Shares of    Consummation
               Shareholder                Class Owned  Class Owned    of Merger*
           -------------------            ----------- ------------- ---------------
Merrill Lynch, Pierce, Fenner & Smith Inc 56,229.2460      8.94%         1.14%
For the sole benefit of its customers
4800 Deer Lake Drive East
3rd Floor
Jacksonville, FL 32246

Norman J. Busch Trust                     37,259.6100      5.92%         0.75%
2710 N. McCord Road
Toledo, OH 43615

Margaret L. Busch Trust                   37,259.6100      5.92%         0.75%
2710 N. McCord Road
Toledo, OH 43615-1716

Class C
                                                                     Percentage of
                                                                      Outstanding
                                           Number of  Percentage of Shares of Class
                                          Outstanding  Outstanding    Owned Upon
           Name and Address of             Shares of    Shares of    Consummation
               Shareholder                Class Owned  Class Owned    of Merger*
           -------------------            ----------- ------------- ---------------
Merrill Lynch, Pierce, Fenner & Smith Inc 80,204.8560     32.90%         6.58%
For the sole benefit of its customers
4800 Deer Lake Drive East
3rd Floor
Jacksonville, FL 32246

Pershing LLC                              25,372.6780     10.41%         2.08%
P.O. Box 2052
Jersey City, NJ 07303

Raymond James & Assoc. Inc.               22,229.3830      9.12%         1.82%
FBO Sanders D&G
880 Carillon Way
St. Petersburg, FL 33716

c/o Thomas W. Rose                        17,288.2340      7.09%         1.42%
First Clearing LLC
Tor Building Inc.
10881 Billingham Avenue NW
Uniontown, OH 44585


Class Z
                                                                                              Percentage of
                                                                                               Outstanding
                                                                  Number of    Percentage of Shares of Class
                                                                 Outstanding    Outstanding    Owned Upon
                      Name and Address of                         Shares of      Shares of    Consummation
                          Shareholder                            Class Owned    Class Owned    of Merger*
                      -------------------                       -------------- ------------- ---------------
Charles Schwab & Co. Inc.                                       2,682,848.5350      6.91%          6.91%
 Special Custody Account for the Exclusive Benefit of Customers
 101 Montogmery Street
 San Francisco, CA 94104-4122

                                          Columbia Tax-Exempt Fund

Class B
                                                                                              Percentage of
                                                                                               Outstanding
                                                                  Number of    Percentage of Shares of Class
                                                                 Outstanding    Outstanding    Owned Upon
                      Name and Address of                         Shares of      Shares of    Consummation
                          Shareholder                            Class Owned    Class Owned    of Merger*
                      -------------------                       -------------- ------------- ---------------
Merrill Lynch, Pierce, Fenner & Smith Inc                          347,430.967     12.29%         10.73%
 For the sole benefit of its customers
 4800 Deer Lake Drive East
 3rd Floor
 Jacksonville, FL 32246

Class C
                                                                                              Percentage of
                                                                                               Outstanding
                                                                  Number of    Percentage of Shares of Class
                                                                 Outstanding    Outstanding    Owned Upon
                      Name and Address of                         Shares of      Shares of    Consummation
                          Shareholder                            Class Owned    Class Owned    of Merger*
                      -------------------                       -------------- ------------- ---------------
Merrill Lynch, Pierce, Fenner & Smith Inc                           87,054.737     13.60%         10.89%
 For the sole benefit of its customers
 4800 Deer Lake Drive East
 3rd Floor
 Jacksonville, FL 32246

Pershing LLC                                                        54,365.577      8.50%          6.80%
 P.O. Box 2052
 Jersey City, NJ 07303

--------
* Percentage owned assuming completion of the Merger on July 5, 2005.

                         Appendix C -- Capitalization

   The following table shows on an unaudited basis the capitalization of the Acquired Fund and the Acquiring Fund as of April 29, 2005, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund at net asset value as of that date:

                                                                               Columbia
                                                                              Tax-Exempt
                                              Columbia                           Fund
                          Columbia Managed   Tax-Exempt       Pro Forma       (pro forma
                          Municipals Fund       Fund         Adjustments     combined)/(1)/
                          ---------------- -------------- ------------       --------------
Class A/(3)/
Net asset value..........   $ 44,867,782   $1,611,388,983 $    (51,870)/(2)/ $1,656,204,895
Shares outstanding.......      4,983,710      117,520,744   (1,711,563)         120,792,891
Net asset value per share   $       9.00   $        13.71                    $        13.71

Class B/(3)/
Net asset value..........   $  5,960,991   $   40,784,974 $     (2,029)/(2)/ $   46,743,936
Shares outstanding.......        662,123        2,974,494     (227,396)           3,409,221
Net asset value per share   $       9.00   $        13.71                    $        13.71

Class C/(3)/
Net asset value..........   $  2,175,799   $    8,893,637 $       (573)/(2)/ $   11,068,863
Shares outstanding.......        241,681          648,623      (83,003)             807,301
Net asset value per share   $       9.00   $        13.71                    $        13.71

Class Z/(3)/
Net asset value..........   $355,632,137   $           -- $    (52,719)/(2)/ $  355,579,418
Shares outstanding.......     39,502,095               --  (13,566,324)          25,935,771
Net asset value per share   $       9.00   $           --                    $        13.71

--------
(1)Assumes the Merger was consummated on April 29, 2005, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.
(2)Adjustments reflect one time proxy, accounting, legal and other costs of the Merger of $46,614 and $60,577 to be borne by Acquired Fund and Acquiring Fund, respectively.
(3)Class A, Class B, Class C and Class Z shares of Acquired Fund are exchanged for Class A, Class B, Class C and new Class Z shares of Acquiring Fund based on the net asset value per share of Acquiring Fund's Class A, Class B, Class C and Class Z, respectively, at the time of the Merger.

          Appendix D -- Information Applicable to the Acquiring Fund

HOW TO BUY SHARES

Class A, B and C Shares

   A financial advisor can help establish an appropriate investment portfolio, buy shares and monitor investments. When the Fund receives a purchase request in "good form," shares will be bought at the next calculated public price. "Good form" means that a shareholder has placed the order with a financial advisor or the shareholder's payment has been received and the shareholder's application is complete, including all necessary signatures. The USA PATRIOT ACT may require us to obtain certain personal information which we will use to verify a shareholder's identity. If a shareholder does not provide the information, we may not be able to open the account. If we are unable to verify customer information, we reserve the right to close an account or take such other steps as we deem reasonable.

Investment Minimums for Class A, B and C Shares

                        Initial Investment....... $1,000
                        Automatic Investment Plan $   50
                        Retirement Plan.......... $   25

   The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

Eligible Investors for Class Z Shares

   Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Class Z shares of the Fund generally are available only to certain "grandfathered" shareholders and to investors holding accounts with intermediaries that assess account level fees for the services they provide. Please read the following section for a more detailed description of the eligibility requirements. The Eligible Investors described below are subject to different minimum initial investment requirements.

Important Things to Consider When Deciding on a Class of Shares

   Broker-dealers, investment advisers or financial planners selling mutual fund shares may offer their clients more than one class of shares in the Fund with different pricing options. This allows a shareholder and a shareholder's financial adviser to choose among different types of sales charges and different levels of ongoing operating expenses, depending on the investment programs the financial advisor offers. Investors should consider carefully any separate transactions and other fees charged by these programs in connection with investing in any available share class before selecting a share class.

   Eligibility for certain waivers, exemptions or share classes by new or existing investors may not be readily available or accessible through all intermediaries or all types of accounts offered by an intermediary. Accessibility of these waivers through a particular intermediary may also change at any time. Shareholders who believe they are eligible to purchase shares under a specific exemption, but are not permitted by their intermediary to do so, should please contact their intermediary. A shareholder may be asked to provide information, including account statements and other records, regarding your eligibility.

   Eligible Investors and their applicable investment minimums are as follows:

No Minimum Initial Investment

  . Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

  . Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an intermediary or other entity provides services and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of a Fund's transfer agent;

  . Any investor purchasing through a Columbia Management Group state tuition plan organized under Section 529 of the Internal Revenue Code; or

  . Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

$1,000 Minimum Initial Investment

  . Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Funds Distributor, Inc. (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iii) who purchased certain no-load shares of a fund merged with a fund distributed by Columbia Funds Distributor, Inc.;

  . Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Funds Distributor, Inc.;

  . Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

  . Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement); or

  . Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

   The Fund reserves the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

Outlined below are the various options for buying shares:

Method             Instructions
------             ----------------------------------------------------------------------------------------------
Through a          A financial advisor can help establish an account and buy Fund shares on a shareholder's financial advisor  behalf. To receive the current trading day's price, the financial advisor must receive the request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern Time. The financial advisor may charge the shareholder fees for executing the purchase.

By check           For new accounts, send a completed application and check made payable to the Fund and
(new account)      mail to the transfer agent, Columbia Funds Services, Inc., P.O. Box 8081, Boston,
                   MA 02266-8081.

By check           For existing accounts, fill out and return the additional investment stub included in the
(existing account) account statement, or send a letter of instruction including the Fund name and account number with a check made payable to the Acquired Fund to Columbia Funds Services, Inc.,
                   P.O. Box 8081, Boston, MA 02266-8081.

By exchange        A shareholder or a financial advisor may acquire shares of the Fund for a shareholder's account by exchanging shares the shareholder owns in a different Fund distributed by
                   Columbia Funds Distributor, Inc. for shares of the same class (and, in some cases, certain other classes) of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.

By wire            A shareholder may purchase shares of the Fund by wiring money from a bank account to the shareholder's Fund account. To wire funds to the Fund account, call 1-800-422-3737 for wiring instructions.

By electronic      A shareholder may purchase shares of the Fund by electronically transferring money from
funds transfer     the shareholder's bank account to the shareholder's Fund account by calling 1-800-422-
                   3737. An electronic Funds transfer may take up to two business days to settle and be considered in "good form." A shareholder must set up this feature prior to the telephone request. Be sure to complete the appropriate section of the application.

Automatic          A shareholder may make monthly or quarterly investments automatically from his or her
investment plan    bank account to his or her Fund account. A shareholder may select a pre-authorized amount to be sent via electronic Funds transfer. Be sure to complete the appropriate section of the application for this feature.

Automated          A shareholder may purchase shares of the Fund for the shareholder's account by exchanging
dollar             $100 or more each month from another Fund for shares of the same class of the Fund at no
cost               additional cost. Exchanges will continue so long as the shareholder's Fund balance is
averaging          sufficient to complete the transfers. A shareholder may terminate the shareholder's program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-345-
                   6611. Be sure to complete the appropriate section of the account application for this feature.

By dividend        A shareholder may automatically invest dividends distributed by another Fund into the same
diversification    class of shares (and, in some cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if exchanging from a money market fund.
                   To invest dividends in the Fund, call 1-800-345-6611.

SALES CHARGES

Choosing a Share Class

   The Fund offers Class A, Class B, Class C, and Class Z shares in this Prospectus/Proxy Statement.

   Each of Class A, Class B and Class C shares has its own sales charge and expense structure. Determining which of Class A, Class B, or Class C shares is best for a shareholder depends on the dollar amount the shareholder is investing and the number of years for which the shareholder is willing to invest. If a shareholder's financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on a shareholder's personal situation, a financial advisor can help decide which class of shares makes the most sense.

   The Fund also offers Class Z shares in this Prospectus/Proxy Statement, which are available exclusively to certain institutional and other investors. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.

Sales Charges for Class A, Class B and, Class C Shares

   A shareholder may be subject to an initial sales charge when purchasing, or a contingent deferred sales charge (CDSC) when selling shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.

Class A Shares

   A shareholder's purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of the initial investment when the shareholder opens the account. The sales charge a shareholder pays on an additional investment is based on the total amount of the shareholder's purchase and the current value of the account. Shares a shareholder purchases with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to the shareholder's financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount invested as shown in the table below.

Class A Sales Charges

                                                                     As a % of offering price
                                 As a % of the public As a % of your  retained by financial
Amount Purchased                    offering price      investment           advisor
----------------                 -------------------- -------------- ------------------------
Less than $50,000...............         4.75              4.94                4.25
$50,000 to less than $100,000...         4.50              4.71                4.00
$100,000 to less than $250,000..         3.50              3.63                3.00
$250,000 to less than $500,000..         2.50              2.56                2.00
$500,000 to less than $1,000,000         2.00              2.04                1.75
$1,000,000 or more..............         0.00              0.00                0.00

   Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring an account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.

   For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

Purchases Over $1 Million

                Amount purchased                    Commission %
                ----------------                    ------------
                Less than $3 million...............     1.00
                $3 million to less than $5 million.     0.80
                $5 million to less than $25 million     0.50
                $25 million or more................     0.25

   The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

   For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

Understanding Contingent Deferred Sales Charges

   Certain investments in Class A, Class B and Class C shares are subject to a CDSC, a sales charge applied at the time a shareholder sell shares. A shareholder will pay the CDSC only on shares sold within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares purchased with reinvested dividends or capital gains are not subject to a CDSC. When a shareholder places an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those shares the shareholder has held the longest.

Reduced Sales Charges for Larger Investments

A. What are the principal ways to obtain a breakpoint discount?

   There are two principal ways a shareholder may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Fund and other funds in the Columbia Funds family.

   Rights of Accumulation. The value of eligible accounts (regardless of class) maintained by a shareholder and each member of the shareholder's immediate family may be combined with the value of the shareholder's current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for the shareholder's current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

   Statement of Intent. A shareholder also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, the shareholder would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If a shareholder's Statement of Intent purchases are not completed within 13 months, the shareholder will be charged the applicable sales charge on the amount the shareholder had invested to that date. To calculate the total value of a shareholder's Statement of Intent purchases, the Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. A shareholder must retain all records necessary to substantiate historic costs because the Fund and the shareholder's financial intermediary may not maintain this information. Upon request, a Statement of Intent may apply to purchases made 90 days prior to the date the Statement of Intent is received by the Fund.

B. What accounts are eligible for breakpoint discounts?

   The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

  .   Individual accounts

  .   Joint accounts

  .   Certain IRA accounts

  .   Certain trusts

  .   UTMA/UGMA accounts

   For the purposes of obtaining a breakpoint discount, members of a shareholder's "immediate family" include the shareholder's spouse, parent, step parent, legal guardian, child, step child, father-in-law and mother-in-law. Eligible accounts include those registered in the name of a shareholder's dealer or other financial intermediary through which a shareholder owns Columbia Fund shares. The value of a shareholder's investment in a Columbia money market fund held in an eligible account may be aggregated with the shareholder's investments in other Funds in the Columbia Funds family to obtain a breakpoint discount through a Right of Accumulation. Money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount, purchases of Galaxy money market funds are not included.

C. How do I obtain a breakpoint discount?

   The steps necessary to obtain a breakpoint discount depends on how a shareholder's account is maintained with the Columbia Funds family. To obtain any of the above breakpoint discounts, a shareholder must notify the shareholder's financial advisor at the time shares are purchased of the existence of each eligible account maintained by the shareholder or the shareholder's immediate family. It is the sole responsibility of the financial advisor to ensure that the shareholder receives discounts for which the shareholder is eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to the shareholder's account. A shareholder may be asked by the Fund or financial advisor for account statements or other records to verify the shareholder's discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of the shareholder's immediate family. If a shareholder owns shares exclusively through an account maintained with the Fund's transfer agent, Columbia Funds Services, Inc., the shareholder will need to provide the foregoing information to a Columbia Funds Services, Inc. representative at the time the shareholder purchases shares.

D. How can I obtain more information about breakpoint discounts?

   Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a Fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.columbiafunds.com.

Class B Shares

   Purchases of Class B shares are made at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays a shareholder's financial advisor an up-front commission on sales of Class B shares as described in the charts below.

Purchases of less than $250,000:

Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                 ----------------------------- ---------------
                     Through first year.......      5.00
                     Through second year......      4.00
                     Through third year.......      3.00
                     Through fourth year......      3.00
                     Through fifth year.......      2.00
                     Through sixth year.......      1.00
                     Longer than six years....      0.00

   Commission to financial advisors is 4.00%.

   Automatic conversion to Class A shares occurs eight years after purchase.

   A shareholder can pay a lower CDSC and reduce the period during which a CDSC would apply when making purchases of Class B shares through a financial advisor that participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation (as described above) apply, so that if the combined value of the eligible fund accounts in all classes maintained by a shareholder and each member of the shareholder's immediate family (as defined above), together with the value of the shareholder's current purchase, is at or above a discount level, the shareholder's current purchase will be subject to a lower CDSC and the applicable reduced holding period, provided that the shareholder has notified the shareholder's financial advisor in writing of the identity of such other accounts and the shareholder's relationship to the other account holders. It is the sole responsibility of the shareholder's financial advisor to ensure that the shareholder receives discounts for which the shareholder is eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to the shareholder's account. A shareholder may be asked by the Fund or the shareholder's financial advisor for account statements or other records to verify the shareholder's discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of the shareholder's immediate family. This Class B share discount program for larger purchases (as further described in the charts below) is not applicable to Class B shares received by former Galaxy Fund Prime B shareholders in connection with the reorganization of the former Galaxy Fund.

Purchases of $250,000 to less than $500,000:

Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                 ----------------------------- ---------------
                    Through first year........      3.00
                    Through second year.......      2.00
                    Through third year........      1.00
                    Longer than three years...      0.00

   Commission to financial advisors is 2.50%.

   Automatic conversion to Class A shares occurs four years after purchase.

Purchases of $500,000 to less than $1 million:

Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                 ----------------------------- ---------------
                      Through first year......      3.00
                      Through second year.....      2.00
                      Through third year......      1.00

   Commission to financial advisors is 1.75%.

   Automatic conversion to Class A shares occurs three years after purchase.

   If a shareholder exchanges into a fund participating in the Class B share discount program or transfers the Fund account from a financial advisor that does not participate in the program to one that does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. A shareholder's financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If a shareholder exchanges from a participating fund or transfers an account from a financial advisor that does participate in the program into a non-participating fund or financial advisor that does not participate in the program, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

Class C Shares

   Purchases of Class C shares are made at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, a shareholder may sell them at any time without paying a CDSC. The distributor pays the shareholder's financial advisor an up-front commission of 1.00% on sales of Class C shares.

Class C Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                 ----------------------------- ---------------
                     Through first year.......      1.00
                     Longer than one year.....      0.00

HOW TO EXCHANGE SHARES

   A shareholder may exchange Class A, Class B and Class C shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If the shares are subject to a CDSC, a CDSC will not be charged upon the exchange. However, when shares acquired through the exchange are sold, the shares sold may be subject to a CDSC, depending upon when the shares being exchanged were originally purchased. For purposes of computing the CDSC, the length of time a shareholder has have owned shares will be computed from the date of original purchase and the applicable CDSC will be the CDSC of the original fund. Unless an account is part of a tax-deferred retirement plan, an exchange is a taxable event, and a shareholder may realize a gain or a loss for tax purposes. The Fund may terminate an exchange privilege if the advisor determines that the exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have account and taxpayer identification numbers available when calling.

HOW TO SELL SHARES

   A financial advisor can help determine if and when a shareholder should sell the shareholder's shares. A shareholder may sell shares of the Fund on any regular business day that the NYSE is open.

   When the Fund receives a sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase the shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) the letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) the shareholder has included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

   The Fund will generally send proceeds from the sale to the shareholder within seven days (usually on the next business day after a request is received in "good form"). However, if the shareholder purchased the shares by check, the Fund may delay sending the proceeds from the sale of the shares for up to 15 days after the purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

Outlined below are the various options for selling shares:

Method            Instructions
------            ------------------------------------------------------------------------------------------------------
Through a         A financial advisor may be contacted to place a sell order. To receive the current trading day's financial advisor price, the financial advisor must receive the request prior to the close of regular trading on the
                  NYSE, usually 4:00 p.m. Eastern Time. The financial advisor may charge fees for executing a redemption.

By exchange       A shareholder or the shareholder's financial advisor may sell shares of the fund by exchanging from the fund into the same share class (and, in some cases, certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737.

By telephone      A shareholder or the shareholder's financial advisor may sell shares of the fund by telephone and request that a check be sent to the shareholder's address of record by calling 1-800-422-3737, unless the shareholder has notified the fund of an address change within the previous 30 days.
                  The dollar limit for telephone sales is $100,000 in a 30-day period. The shareholder does not need to set up this feature in advance of the call. Certain restrictions apply to retirement accounts.
                  For details, call 1-800-799-7526.

By mail           A shareholder may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In the letter of instruction, note the fund's name, share class, account number, and the dollar value or number of shares desired to be sold. All account owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution that participates in the Medallion Signature Guarantee Program for amounts over $100,000 or for alternate payee or mailing instructions. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call1-800-345-6611. Mail the letter of instruction to Columbia Funds
                  Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By wire           A shareholder may sell shares of the Fund and request that the proceeds be wired to the shareholder's bank. A shareholder must set up this feature prior to the telephone request. Be sure to complete the appropriate section of the account application for this feature.

By systematic     A shareholder may automatically sell a specified dollar amount or withdrawal plan percentage of an account on a monthly, quarterly or semi-annual basis and have the proceeds sent to the shareholder if the shareholder's account balance is at least $5,000. This feature is not available if the shares are held in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic     A shareholder may sell shares of the Fund and request that the proceeds be electronically
funds transfer    transferred to the shareholder's bank. Proceeds may take up to two business days to be received by the shareholder's bank. The shareholder must set up this feature prior to the request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES

   The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

   The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia fund (other than a Money Market Fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia fund, and also retains the right to modify these market timing policies at any time without prior notice.

   The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

   For these purposes, a "round trip" is a purchase by any means into a Columbia fund followed by a redemption, of any amount, by any means out of the same Columbia fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

   Purchases, redemptions and exchanges made through the Columbia funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

   The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the fund practices discussed above.

   The Fund seeks to act in a manner that it believes is consistent with the best interests of fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES

Rule 12b-1 Plan

   The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, Class B and Class C shares and certain services provided to a shareholder by the shareholder's financial advisor. The annual service fee may equal up to 0.25% for each of

Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on an investment and may cost a shareholder more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which the shares were purchased.

Additional Intermediary Compensation

   In addition to the commissions specified in this Prospectus/Proxy Statement, the distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the fund on focus, select or other similar lists.

   Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including:
(i) occasional gifts (ii) occasional meals, or other entertainment; and/or
(iii) support for financial service firm educational or training events.

   In addition, the distributor, and/or the Fund's investment adviser, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a fund attributable to a particular intermediary.

   In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. Please also contact your financial service firm or intermediary for details about payments it may receive.

OTHER INFORMATION ABOUT A SHAREHOLDER'S ACCOUNT

How the Fund's Share Price is Determined

   The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

   When a shareholder requests a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after the request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive the order before that day's transactions are processed. If a shareholder requests a transaction through a financial advisor, the financial advisor must receive the order by the close of trading on the NYSE to receive that day's price.

   The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell fund shares. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

   The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

   Shareholders can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Columbia." Shareholders can find daily prices for all share classes by visiting www.columbiafunds.com.

Account Fees

   If a shareholder's account value falls below $1,000 (other than as a result of depreciation in share value) the account may be subject to an annual fee of $10. The Fund's transfer agent will send the shareholder written notification of any such action and provide details on how money can be added to the account to avoid this penalty.

Share Certificates

   Share certificates are not available for any class of shares offered by the Fund. If a shareholder currently holds previously issued share certificates, the shareholder will not be able to sell the shares until the shareholder has endorsed the certificates and returned them to the transfer agent.

Dividends, Distributions and Taxes

   The Fund has the potential to make the following distributions:


Dividends     Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the fund.

Capital gains Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a
              12-month period or less.

Understanding Fund Distributions

   The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. A shareholder is entitled to a portion of the Fund's income and capital gains based on the number of shares the shareholder owns at the time these distributions are declared.

Distribution Options

   The Fund declares any dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Shares begin to earn dividends on the date on which a purchase order is settled by payment. Shares stop earning dividends at the close of business on the day before the date on which a redemption order is settled. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

Tax Consequences

   Unless a shareholder is an entity exempt from income taxes or invests under a retirement account, regardless of whether the shareholder receives distributions in cash or reinvests them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where a shareholder lives, distributions also may be subject to state and local income taxes.

   In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. Each shareholder will be provided with information each year regarding the amount of ordinary income and capital gains distributed to that shareholder for the previous year and any portion of the distribution which is exempt from state and local taxes. Under the Columbia Gift Plan, the trustee will file all income tax returns and pay all income taxes for income earned prior to the trust's termination. Under the Columbia Advantage Plan, the beneficiary will be obligated to report any income earned by the trust on his or her tax returns and to pay any applicable income taxes. A shareholder's investment in the Fund may have additional personal tax implications. Please consult a tax advisor about foreign, federal, state, local or other applicable tax laws.

   In addition to the dividends and capital gains distributions made by the Fund, a shareholder may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

MANAGING THE FUND

Investment Adviser

   Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment adviser. The investment adviser is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment adviser, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia, which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. Columbia Management, a registered investment adviser, has been an investment adviser since 1969.

   For the 2004 fiscal year, aggregate advisory fees paid to Columbia Management by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Fund, amounted to 0.50% of average daily net assets of the Fund.

Portfolio Manager

   Kimberly Campbell, a senior vice president of Columbia Management, is the manager for the Acquiring Fund and has managed the Acquiring Fund since May, 2004 and served as a portfolio manager from January, 2002 to March, 2004. Ms. Campbell was on a leave of absence for the period March, 2004 to May, 2004. Ms. Campbell has been associated with Columbia Management or its predecessors since June, 1995.

   The Fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed and ownership of securities in the Fund.

Legal Proceedings

   On February 9, 2005, Columbia Management and CFD (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

   Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC, to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

   Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined.

   As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

   A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

   In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL")./1/ The MDL is ongoing.

   On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

   In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions/2/ making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits seek damages and allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

   On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.
--------
(1)The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case, Slaybe, et al. v. Columbia Management Advisers, Inc. et al, No. 04-CV-1768 (D. Md. Sept. 29,
   2004). The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the funds, removal of Columbia Management and CFD, disgorgement of all management fees and monetary damages.
(2)Cohen, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Aug. 2, 2004); Osburn, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Aug. 10, 2004); Slick er, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Aug. 11, 2004); Simmonds, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Sept. 8, 2004).

Disclosure of the Fund's Portfolio Holdings

   The Statement of Additional Information and the fund's website
(www.columbiafunds.com) include a description of the fund's policies with respect to the disclosure of its portfolio holdings.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

   The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Acquiring Fund assuming a 5% return each year, the hypothetical year-end balance before expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period, reinvesting all dividends and distributions and converting Class B to A shares after eight years. The annual expense ratio used for the Acquiring Fund is reflected in the chart and is net of any fee waiver or expense reimbursement.

  Columbia Tax-Exempt Fund -- Class A

                     Initial Hypothetical
Annual Expense Ratio  Investment Amount   Assumed Rate of Return
-------------------- -------------------- ----------------------
       0.85%              $10,000.00                5%

                               Hypothetical              Hypothetical
                  Cumulative     Year-End    Cumulative    Year-End
                    Return       Balance       Return      Balance     Annual
                 Before Fees & Before Fees  After Fees & After Fees &  Fees &
 Year              Expenses     & Expenses    Expenses     Expenses   Expenses
 ----            ------------- ------------ ------------ ------------ ---------
 1..............      5.00%     $10,001.25      4.15%     $ 9,920.29  $  557.64
 2..............     10.25%     $10,501.31      8.47%     $10,331.98  $   86.07
 3..............     15.76%     $11,026.38     12.97%     $10,760.76  $   89.64
 4..............     21.55%     $11,577.70     17.66%     $11,207.33  $   93.36
 5..............     27.63%     $12,156.58     22.55%     $11,672.43  $   97.24
 6..............     34.01%     $12,764.41     27.63%     $12,156.84  $  101.27
 7..............     40.71%     $13,402.63     32.93%     $12,661.35  $  105.48
 8..............     47.75%     $14,072.76     38.44%     $13,186.79  $  109.85
 9..............     55.13%     $14,776.40     44.19%     $13,734.04  $  114.41
 10.............     62.89%     $15,515.22     50.17%     $14,304.01  $  119.16
 Total Gain Before Fees &
   Expenses                     $ 5,990.22
 Total Gain After Fees &
   Expenses                                               $ 4,779.01
 Total Annual Fees & Expenses
   Paid                                                               $1,474.14

  Columbia Tax-Exempt Fund -- Class B

                     Initial Hypothetical
Annual Expense Ratio  Investment Amount   Assumed Rate of Return
-------------------- -------------------- ----------------------
       1.60%              $10,000.00                5%

                               Hypothetical              Hypothetical
                  Cumulative     Year-End    Cumulative    Year-End
                    Return       Balance       Return      Balance     Annual
                 Before Fees & Before Fees  After Fees & After Fees &  Fees &
 Year              Expenses     & Expenses    Expenses     Expenses   Expenses
 ----            ------------- ------------ ------------ ------------ ---------
 1..............      5.00%     $10,500.00      3.40%     $10,340.00  $  162.72
 2..............     10.25%     $11,025.00      6.92%     $10,691.56  $  168.25
 3..............     15.76%     $11,576.25     10.55%     $11,055.07  $  173.97
 4..............     21.55%     $12,155.06     14.31%     $11,430.95  $  179.89
 5..............     27.63%     $12,762.82     18.20%     $11,819.60  $  186.00
 6..............     34.01%     $13,400.96     22.21%     $12,221.46  $  192.33
 7..............     40.71%     $14,071.00     26.37%     $12,636.99  $  198.87
 8..............     47.75%     $14,774.55     30.67%     $13,066.65  $  205.63
 9..............     55.13%     $15,513.28     36.09%     $13,608.92  $  113.37
 10.............     62.89%     $16,288.95     41.74%     $14,173.69  $  118.08
 Total Gain Before Fees &
   Expenses                     $ 6,288.95
 Total Gain After Fees &
   Expenses                                               $ 4,173.69
 Total Annual Fees & Expenses
   Paid                                                               $1,699.11

  Columbia Tax-Exempt Fund -- Class C

                     Initial Hypothetical
Annual Expense Ratio  Investment Amount   Assumed Rate of Return
-------------------- -------------------- ----------------------
       1.60%              $10,000.00                5%

                               Hypothetical              Hypothetical
                  Cumulative     Year-End    Cumulative    Year-End
                    Return       Balance       Return      Balance     Annual
                 Before Fees & Before Fees  After Fees & After Fees &  Fees &
 Year              Expenses     & Expenses    Expenses     Expenses   Expenses
 ----            ------------- ------------ ------------ ------------ ---------
 1..............      5.00%     $10,500.00      3.40%     $10,340.00  $  162.72
 2..............     10.25%     $11,025.00      6.92%     $10,691.56  $  168.25
 3..............     15.76%     $11,576.25     10.55%     $11,055.07  $  173.97
 4..............     21.55%     $12,155.06     14.31%     $11,430.95  $  179.89
 5..............     27.63%     $12,762.82     18.20%     $11,819.60  $  186.00
 6..............     34.01%     $13,400.96     22.21%     $12,221.46  $  192.33
 7..............     40.71%     $14,071.00     26.37%     $12,636.99  $  198.87
 8..............     47.75%     $14,774.55     30.67%     $13,066.65  $  205.63
 9..............     55.13%     $15,513.28     35.11%     $13,510.92  $  212.62
 10.............     62.89%     $16,288.95     39.70%     $13,970.29  $  219.85
 Total Gain Before Fees &
   Expenses                     $ 6,288.95
 Total Gain After Fees &
   Expenses                                               $ 3,970.29
 Total Annual Fees & Expenses
   Paid                                                               $1,900.13

  Columbia Tax Exempt Fund -- Z

                             Initial Hypothetical
        Annual Expense Ratio  Investment Amount   Assumed Rate of Return
        -------------------- -------------------- ----------------------
               0.65%              $10,000.00                5%

                                         Hypothetical              Hypothetical
                      Cumulative           Year-End    Cumulative    Year-End
                        Return             Balance       Return      Balance     Annual
                     Before Fees &       Before Fees  After Fees & After Fees &  Fees &
       Year            Expenses           & Expenses    Expenses     Expenses   Expenses
          ----       -------------       ------------ ------------ ------------ --------
        1...........      5.00%           $10,500.00      4.35%     $10,435.00  $ 66.41
        2...........     10.25%           $11,025.00      8.89%     $10,888.92  $ 69.30
        3...........     15.76%           $11,576.25     13.63%     $11,362.59  $ 72.32
        4...........     21.55%           $12,155.06     18.57%     $11,856.86  $ 75.46
        5...........     27.63%           $12,762.82     23.73%     $12,372.64  $ 78.75
        6...........     34.01%           $13,400.96     29.11%     $12,910.85  $ 82.17
        7...........     40.71%           $14,071.00     34.72%     $13,472.47  $ 85.75
        8...........     47.75%           $14,774.55     40.59%     $14,058.52  $ 89.48
        9...........     55.13%           $15,513.28     46.70%     $14,670.07  $ 93.37
        10..........     62.89%           $16,288.95     53.08%     $15,308.21  $ 97.43
       Total Gain Before Fees & Expenses  $ 6,288.95
       Total Gain After Fees & Expenses                             $ 5,308.21
       Total Annual Fees & Expenses Paid                                        $810.43

           Appendix E -- Financial Highlights for the Acquiring Fund

   The financial highlights tables below are intended to help shareholders understand the Acquiring Fund's financial performance. Certain information reflects financial results for a single fund share. The total returns in each table represent the rate that shareholders would have earned (or lost) on an investment in the Acquiring Fund (assuming the reinvestment of all dividends and distributions). This information is included in the Acquiring Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP an Independent Registered Public Accounting Firm, whose report, along with the Acquiring Fund's financial statements, is included in the Acquiring Fund's annual report. A shareholder can request a free annual report by calling 1-866-348-1468. References in this Appendix E to the "Investment Advisor" refer to Columbia Management.

   Selected data for a share outstanding throughout each period is as follows:

                                                              Year ended November 30,
                               --------------------------------------------------------------------------------
       Class A Shares                2004             2003              2002              2001            2000
       --------------          ----------       ----------       ----------         ----------       ----------
Net asset value, Beginning of
  period...................... $    13.60       $    13.16       $    13.13         $    12.80       $    12.67
                               ----------       ----------       ----------         ----------       ----------
Income From Investment
  Operations:
   Net investment income...... $     0.61/(a)/  $     0.60/(a)/  $     0.66/(a)(b)/ $     0.67/(a)/  $     0.69/(c)/
   Net realized and
     unrealized gain (loss)
     on investments and
     futures contracts........ $    (0.11)      $     0.44       $     0.02/(b)/    $     0.32       $     0.12
                               ----------       ----------       ----------         ----------       ----------
Total from Investment
  Operations.................. $     0.50       $     1.04       $     0.68         $     0.99       $     0.81
                               ----------       ----------       ----------         ----------       ----------
Less Distributions Declared
  to Shareholders:
   From net investment income. $    (0.59)      $    (0.60)      $    (0.65)        $    (0.66)      $    (0.68)
                               ----------       ----------       ----------         ----------       ----------
Net asset value, End of period $    13.51       $    13.60       $    13.16         $    13.13       $    12.80
                               ----------       ----------       ----------         ----------       ----------
Total return/(d)/.............       3.78%/(e)/       8.05%/(e)/       5.26%/(e)/         7.80%/(e)/       6.67%
                               ----------       ----------       ----------         ----------       ----------
Ratios to Average Net Assets/
  Supplemental Data:
   Expenses/(f)/..............       0.86%            0.94%            0.94%              0.98%            1.00%
   Net investment income/(f)/.       4.49%            4.50%            5.01%/(b)/         5.07%            5.50%
Waiver/reimbursement..........       0.03%            0.03%            0.03%              0.01%              --
Portfolio turnover rate.......          5%              11%              19%                15%              15%
Net assets, end of period
  (000's)..................... $1,638,527       $1,837,693       $1,900,366         $1,955,802       $1,859,311

--------
(a)Per share data was calculated using average shares outstanding during the period.
(b)Effective December 1, 2001, the Acquiring Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 4.98% to 5.01%. The effect to the net investment income and realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(c)The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(d)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an effect of less than 0.01%.

   Selected data for a share outstanding throughout each period is as follows:

                                                                        Year ended November 30,
                                                -------------------------------------------------------------------
                Class B Shares                      2004          2003           2002            2001          2000
                --------------                  -------       -------       -------         --------       --------
Net Asset Value, Beginning of period........... $ 13.60       $ 13.16       $ 13.13         $  12.80       $  12.67
                                                -------       -------       -------         --------       --------
Income from Investment Operations:
   Net investment income....................... $  0.50/(a)/  $  0.50/(a)/  $  0.56/(a)(b)/ $   0.57/(a)/  $   0.60/(c)/
   Net realized and unrealized gain (loss) on
     investments and futures contracts......... $ (0.10)      $  0.44       $  0.02/(b)/    $   0.32       $   0.12
                                                -------       -------       -------         --------       --------
Total from Investment Operations............... $  0.40       $  0.94       $  0.58         $   0.89       $   0.72
                                                -------       -------       -------         --------       --------
Less Distributions Declared to Shareholders:
   From net investment income.................. $ (0.49)      $ (0.50)      $ (0.55)        $  (0.56)      $  (0.59)
                                                -------       -------       -------         --------       --------
Net Asset Value, End of Period                  $ 13.51       $ 13.60       $ 13.16         $  13.13       $  12.80
                                                -------       -------       -------         --------       --------
Total return/(d)/..............................    3.01%/(e)/    7.25%/(e)/    4.47%/(e)/       7.02%/(e)/     5.88%
                                                -------       -------       -------         --------       --------
Ratios to Average Net Assets/Supplemental Data:
   Expenses/(f)/...............................    1.61%         1.69%         1.69%            1.73%          1.75%
   Net investment income/(f)/..................    3.74%         3.75%         4.26%/(b)/       4.31%/(b)/     4.75%
Waiver/reimbursement...........................    0.03%         0.03%         0.03%            0.01%            --
Portfolio turnover rate........................       5%           11%           19%              15%            15%
Net assets, end of period (000's).............. $45,168       $64,990       $81,766         $128,813       $184,298

--------
(a)Per share data was calculated using average shares outstanding during the period.
(b)Effective December 1, 2001, the Acquiring Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 4.23% to 4.26%. The effect to the net investment income and realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(c)The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(d)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an effect of less than 0.01%.

   Selected data for a share outstanding throughout each period is as follows:

                                               Year ended November 30,
                          -----------------------------------------------------------
     Class C Shares          2004         2003          2002          2001         2000
     --------------       ------      -------      -------         ------      ------
Net Asset Value,
  Beginning of period.... $13.60      $ 13.16      $ 13.13         $12.80      $12.67
                          ------      -------      -------         ------      ------
Income from Investment
  Operations:
   Net investment income. $ 0.53/(a)/ $  0.51/(a)/ $  0.58/(a)(b)/ $ 0.61/(a)/ $ 0.62/(c)/
   Net realized and
     unrealized gain
     (loss) on
     investments and
     futures contracts... $(0.11)     $  0.45      $  0.02/(b)/    $ 0.30      $ 0.12
                          ------      -------      -------         ------      ------
Total from Investment
  Operations............. $ 0.42      $  0.96      $  0.60         $ 0.91      $ 0.74
                          ------      -------      -------         ------      ------
Less Distributions
  Declared to
  Shareholders:
   From net investment
     income.............. $(0.51)     $ (0.52)     $ (0.57)        $(0.58)     $(0.61)
                          ------      -------      -------         ------      ------
Net Asset Value, End of
  Period                  $13.51      $ 13.60      $ 13.16         $13.13      $12.80
                          ------      -------      -------         ------      ------
Total return/(d)(e)/.....   3.17%        7.41%        4.63%          7.18%       6.01%
                          ------      -------      -------         ------      ------
Ratios to Average Net
  Assets/Supplemental
  Data:
   Expenses/(f)/.........   1.46%        1.54%        1.54%          1.58%       1.60%
   Net investment
     income/(f)/.........   3.89%        3.90%        4.41%/(b)/     4.47%       4.90%/(b)/
Waiver/reimbursement.....   0.18%        0.18%        0.18%          0.16%       0.15%
Portfolio turnover rate..      5%          11%          19%            15%         15%
Net assets, end of
  period (000's)......... $8,699      $12,450      $13,165         $8,468      $5,100

--------
(a)Per share data was calculated using average shares outstanding during the period.
(b)Effective December 1, 2001, the Acquiring Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 4.38% to 4.41%. The effect to the net investment income and realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(c)The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(d)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)Had the Investment Advisor and/or Distributor not waived a portion of expenses, total return would have been reduced.
(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an effect of less than 0.01%.

             Appendix F -- Comparison of Organizational Documents

   As a series of Trust IX, the Acquired Fund is subject to the provisions of Trust IX's current agreement and declaration of trust and bylaws. As a series of Trust IV, the Acquiring Fund is subject to the provisions of Trust IV's agreement and declaration of trust and bylaws. If, as is expected, the Acquiring Fund is reorganized as a newly-formed series of Trust IX, then the Acquiring Fund will be subject to the provisions of Trust IX's agreement and declaration of trust and bylaws, as amended and restated, which are expected to become effective on August 10, 2005 (The "Revised Charter Documents"). For convenience, declarations of trust and bylaws shall be referred to below generally as "Charter Documents." Although the provisions of the Charter Documents of Trust IV and Trust IX and the Revised Charter Documents generally are similar to each other, they do differ in some respects.

   The following chart contains a summary comparison of the Charter Documents of Trust IV and Trust IX and the Revised Charter Documents.

                        Columbia Trust IX              Columbia Trust IV          Revised Charter Documents
                  -----------------------------  -----------------------------  -----------------------------
 Shareholder      A shareholder or former        A shareholder or former        A shareholder or former
 Liability        shareholder held to be         shareholder held to be         shareholder held to be
                  personally liable solely by    personally liable solely by    personally liable solely by
                  reason of his or her being or  reason of his or her being or  reason of his or her being or having been a shareholder and  having been a shareholder and  having been a shareholder and
                  not because of his or her      not because of his or her      not because of his or her
                  acts or omissions or for some  acts or omissions or for some  acts or omissions or for some
                  other reason is entitled to    other reason is entitled to    other reason is entitled out
                  be held harmless from and      be held harmless from and      of the assets of the series
                  indemnified against all loss   indemnified against all loss   (or attributable to the
                  and expense arising from such  and expense arising from such  class) of which he or she is
                  liability.                     liability, but only out of     a shareholder or former
                                                 the assets of the series of    shareholder to be held
                                                 which he is or was a           harmless from and indemnified
                                                 shareholder.                   against all loss and expense
                                                                                arising from such liability.

                  Every note, bond, contract,                                   Every note, bond, contract,
                  instrument, certificate or                                    instrument, certificate or
                  undertaking made or issued by                                 undertaking made or issued by
                  any Trustees or Trustee or by                                 any Trustees or Trustee or by
                  any officers or officer must                                  any officers or officer must
                  recite that the same was                                      recite that the same was
                  executed or made by or on                                     executed or made by or on
                  behalf of the Trust and that                                  behalf of the Trust and that
                  obligations of such                                           obligations of such
                  instrument are not binding on                                 instrument are not binding on
                  any of them or shareholders                                   any of them or shareholders
                  individually.                                                 individually.

 Shareholder      Shareholders have the power    Shareholders have the power    Shareholders have the power
 Voting Rights:   to vote only (i) for the       to vote only (i) for the       to vote only (i) for the
                  election or removal of         election or removal of         election or, to the extent
                  Trustees; (ii) with respect    Trustees; (ii) with respect    required by law, removal of
                  to any investment adviser;     to any investment adviser;     Trustees; (ii) with respect
                  (iii) with respect to any      (iii) with respect to any      to any termination, by the
                  termination, by the            termination, by the            shareholders, of the Trust or
                  shareholders, of the Trust or  shareholders, of the Trust or  series or class of the Trust;
                  series or class of the Trust;  series or class of the Trust;  (iii) with respect to
                  (iv) with respect to any       (iv) with respect to any       derivative actions (iv) with
                  amendment, by the              amendment, by the              respect to any other matters
                  shareholders, to the           shareholders, to the           required by law, the
                  Declaration of Trust;          Declaration of Trust; (v)      organizational documents or
                  (v) with respect to            with respect to derivative     deemed desirable by the Board
                  derivative actions similar to  actions similar to a           of Trustees.
                  a Massachusetts corporation;   Massachusetts corporation;
                  and (vi) with respect to any   and (vi) with respect to any
                  other matters required by      other matters required by
                  law, the organizational        law, the organizational
                  documents or deemed desirable  documents or deemed desirable
                  by the Board of Trustees.      by the Board of Trustees.

                  No shareholder may bring a                                    No shareholder may bring a
                  derivative claim without                                      derivative claim without
                  first requesting the Trustees                                 first requesting the Trustees
                  to bring or maintain such                                     to bring or maintain such
                  action, proceeding or claim.                                  action, proceeding or claim.
                  Such demand shall be excused                                  Such demand shall be excused
                  only when the plaintiff makes                                 only when the plaintiff makes
                  a specific showing that                                       a specific showing that
                  irreparable injury to the                                     irreparable injury to the
                  Trust or series would                                         Trust or series would
                  otherwise result.                                             otherwise result.

                        Columbia Trust IX              Columbia Trust IV          Revised Charter Documents
                  -----------------------------  ------------------------------ -----------------------------
                  Each whole share (or           Each whole share is entitled   Each whole share (or
                  fractional share) outstanding  to one vote as to any matter   fractional share) outstanding
                  on the record date is          on which it is entitled to     on the record date is
                  entitled to a number of votes  vote and each fractional       entitled to a number of votes
                  on any matter which it is      share is be entitled to a      on any matter which it is
                  entitled to vote equal to the  proportionate fractional vote. entitled to vote equal to the
                  net asset value of the share                                  net asset value of the share
                  (or fractional share) in U.S.                                 (or fractional share) in U.S.
                  dollars determined at the                                     dollars determined at the
                  close of business on the                                      close of business on the
                  record date (for example, a                                   record date (for example, a
                  share having a net asset                                      share having a net asset
                  value of $10.50 would be                                      value of $10.50 would be
                  entitled to 10.5 votes).                                      entitled to 10.5 votes).
                  (1) Shareholders may vote      Shareholders of all series     (2) Shareholders may vote
                  together with shareholders of  vote together except (1) when  together with shareholders of
                  the other series of the Trust  required by the 1940 Act or    the other series of the Trust
                  on matters affecting the       when the Trustees have         on matters affecting the
                  Trust as a whole, such as the  determined that the matter     Trust as a whole, such as the
                  election of Trustees.          affects one or more series     election of Trustees.
                                                 materially differently; and
                                                 (2) when the Trustees have
                                                 determined that the matter
                                                 affects only the interests of
                                                 one or more series.

 Shareholders     Shareholders may call a        Shareholders may call a        Shareholders have no specific
 Meetings         meeting upon written           meeting upon written           right to call meetings,
                  application of shareholders    application of shareholders    except as may be required by
                  holding at least 10% of the    holding at least 10% of the    applicable law, including the
                  outstanding shares, or 10% of  outstanding shares, or 10% of  Investment Company Act of the outstanding shares of any  the outstanding shares of any  1940.
                  series or class (if            series or class (if
                  shareholders of such series    shareholders of such series
                  or class are entitled to vote  or class are entitled to vote
                  by individual series or        by individual series or
                  class). The application must   class). The application must
                  state the purpose of the       state the purpose of the
                  meeting and the matters to be  meeting and the matters to be
                  acted upon.                    acted upon.

 Shareholder      30% of the shares entitled to  30% of the shares entitled to  30% of the shares entitled to
 Quorum           vote at the meeting.           vote at the meeting.           vote at the meeting.

 Shareholder      Majority consent required for  Majority consent required for  Majority consent required for
 Consent          shareholder action taken       shareholder action taken       shareholder action taken
                  without a meeting.             without a meeting.             without a meeting.

 Notice to        Notice of shareholder          Notice of shareholder          Notice of shareholder
 Shareholders     meetings is to be mailed,      meetings is to be mailed,      meetings is to be mailed,
                  postage prepaid, not less      postage prepaid, not less      postage prepaid, or sent by
                  than seven days before the     than seven days before the     facsimile or other electronic
                  date of such meeting.          date of such meeting.          submission not less than
                                                                                seven days before the date of
                                                                                such meeting.
                  Notice must include the        Notice must include the        Notice is not expressly
                  purpose or purposes for which  purpose or purposes for which  required to include the
                  a meeting is called.           a meeting is called.           purpose for which the meeting
                                                                                is called.

 Shareholder      Shareholders may put a proxy   Shareholders may put a proxy   Shareholders may put a proxy
 Proxies          in place for a duration of up  in place for a duration of up  in place for a duration of up
                  to six months.                 to six months.                 to six months.

 Trustee's Power  Except when otherwise          The Declaration of Trust may   The Declaration of Trust may
 to Amend         required by the Investment     be amended at any time by an   be amended at any time by an
 Declaration of   Company Act of 1940, the       instrument in writing signed   instrument in writing signed
 Trust            Declaration of Trust may be    by a majority of the then      by a majority of the then
                  amended by a majority of the   Trustees when authorized to    Trustees, provided that, for
                  Trustees, provided that, for   do so by a vote of a           non-ministerial amendments,
                  non-ministerial amendments,    shareholders holding a         notice is promptly mailed to
                  notice is promptly mailed to   majority of the shares,        shareholders as of the day
                  the shareholders as of the     except that an amendment       such amendment is effective.
                  day such amendment is          affecting the holders of one
                  effective.                     or more series of shares but
                                                 not the holders of all
                                                 outstanding series must be
                                                 authorized by a vote of

                        Columbia Trust IX              Columbia Trust IV          Revised Charter Documents
                  -----------------------------  -----------------------------  -----------------------------
                                                 shareholders holding a
                                                 majority of the shares of
                                                 each series and class
                                                 affected and no vote of
                                                 shareholders of a series or
                                                 class not affected shall be
                                                 required. Ministerial
                                                 amendments do not require
                                                 authorization by shareholder
                                                 vote.

Termination of    Shareholders have the right    Shareholders have the right    Shareholders have the right
Trust             to terminate the Trust, or     to terminate the Trust, or     to terminate the Trust, or
                  series or class, upon          series, upon approval of at    series or class, upon
                  approval of at least a         least 66 2/3% of the           approval of at least 66 2/3%
                  majority of the outstanding    outstanding shares of the      of the outstanding shares of
                  shares of the Trust or the     Trust or affected series.      the Trust or the affected
                  affected series or class.                                     series or class.
                  Trustees may terminate the     Trustees may terminate the     Trustees may terminate the
                  Trust, or any series or        trust, or any series, without  Trust, or any series or
                  class, without shareholder     shareholder approval by        class, without shareholder
                  approval by written notice to  written notice to              approval by written notice to
                  shareholders.                  shareholders.                  shareholders.

Merger or         Shareholders have no express   Shareholders have no express   The Declaration of Trust
Consolidation of  right under the Declaration    right under the Declaration    provides that a
Trust             of Trust to vote on mergers    of Trust to vote on mergers    consolidation, merger or
                  or consolidations.             or consolidations.             transfer may be authorized by
                                                                                vote of a majority of the
                                                                                Trustees then in office
                                                                                without shareholder approval,
                                                                                unless otherwise required by
                                                                                law.

Removal of        Trustee may be removed, with   Trustee may be removed, with   Trustee may be removed, with
Trustees          or without cause, by (i) a     or without cause, by a         or without cause, by a
                  majority of Trustees then in   majority of the Trustees then  majority of Trustees then in
                  office; (ii) by a vote of      in office.                     office.
                  two-thirds of the holders of
                  outstanding shares at a
                  meeting called for the
                  purpose; or (iii) by the
                  holders of two-thirds of the
                  outstanding shares by
                  declaration in writing filed
                  with the custodian of the
                  Trust.

Trustee Liability Trustees are not personally    Trustees are not personally    Trustees are not personally
                  liable for claims against the  liable for any neglect or      liable for claims against the
                  Trust or for any neglect or    wrongdoing of any officer,     Trust or for any neglect or
                  wrongdoing of any officer,     agent, employee, investment    wrongdoing of any officer,
                  agent, employee, investment    adviser or principal           agent, employee, investment
                  adviser, or principal          underwriter of the Trust.      adviser, or principal
                  underwriter of the Trust.      Each Trustee is not            underwriter of the Trust.
                  Each Trustee is not            responsible for the act or     Each Trustee is not
                  responsible for the act or     omission of any other Trustee  responsible for the act or
                  omission of any other Trustee  and may be liable only by      omission of any other Trustee
                  and may be liable only by      reason of willful              and may be liable only by
                  reason of willful              misfeasance, bad faith, gross  reason of willful
                  misfeasance, bad faith, gross  negligence or reckless         misfeasance, bad faith, gross
                  negligence or reckless         disregard of the duties        negligence or reckless
                  disregard of the duties        involved in the conduct of     disregard of the duties
                  involved in the conduct of     his office.                    involved in the conduct of
                  his office.                                                   his office.

Trustee           The Declaration of Trust       The Declaration of Trust       The Bylaws state that the
Indemnification   states that the Trust will     states that the Trust will     Trust will indemnify each of
                  indemnify each of its          indemnify each of its          its Trustees and officers who
                  Trustees and officers against  Trustees and officers against  are not employees or officers all liabilities and expenses,  all liabilities and expenses,  of any investment adviser to
                  including amounts paid in      including amounts paid in      the Trust or any affiliated
                  satisfaction of judgments, in  satisfaction of judgments, in  person thereof and may
                  compromise, as fines and       compromise, as fines and       indemnify each of its
                  penalties, and as counsel      penalties, and as counsel      officers who are employees or
                  fees, reasonably incurred by   fees, reasonably incurred by   officers of any investment
                  such person while in office    such person while in office    adviser to the Trust or any
                  or thereafter, by reason of    or thereafter, by reason of    affiliated person thereof
                  the indemnified person's       the indemnified person's       against all liabilities and
                  service as a Trustee or        service as a Trustee or        expenses, including amounts
                  officer. The Trust will not    officer. The Trust will not    paid in satisfaction of
                  indemnify its Trustees and     indemnify its Trustees and     judgments, in compromise, as
                  officers against any           officers against any           fines and penalties, and as
                  liability to the Trust or to   liability to the Trust or to   counsel fees, reasonably
                  its shareholders to which he   its shareholders to which he   incurred by such person
                  or she                         or she

                        Columbia Trust IX              Columbia Trust IV          Revised Charter Documents
                  -----------------------------  -----------------------------  -----------------------------
                  would otherwise be subject by  would otherwise be subject by  while in office or
                  reason of willful              reason of willful              thereafter, by reason of the
                  misfeasance, bad faith, gross  misfeasance, bad faith, gross  indemnified person's service
                  negligence or reckless         negligence or reckless         as a Trustee or officer. The
                  disregard of the duties        disregard of the duties        Trust will not indemnify its
                  involved in the conduct of     involved in the conduct of     Trustees and officers against
                  his office.                    his office.                    any liability to the Trust or
                                                                                to its shareholders to which
                                                                                he or she would otherwise be
                                                                                subject by reason of willful
                                                                                misfeasance, bad faith, gross
                                                                                negligence or reckless
                                                                                disregard of the duties
                                                                                involved in the conduct of
                                                                                his office.

                  Under the Declaration of       Under the Declaration of       Under the Bylaws, in the
                  Trust, in the absence of a     Trust, in the absence of a     absence of a final decision
                  final decision on the merits   final decision on the merits   on the merits by an
                  by an adjudicating body that   by an adjudicating body that   adjudicating body that such
                  such person is not liable by   such person is not liable by   person has not acted in good
                  reason of willful              reason of willful              faith in the reasonable
                  misfeasance, bad faith, gross  misfeasance, bad faith, gross  belief that such person's
                  negligence or reckless         negligence or reckless         action was in the best
                  disregard of the duties        disregard of the duties        interests of the Trust or is
                  involved in the conduct of     involved in the conduct of     liable to the Trust or its
                  their office, no               their office, no               Shareholders by reason of
                  indemnification will be        indemnification will be        willful misfeasance, bad
                  provided unless such person    provided unless such person    faith, gross negligence or
                  is determined to be not        is determined to be not        reckless disregard of the
                  liable by (a) a vote of a      liable by (a) a vote of a      duties involved in the
                  majority of the disinterested  majority of the disinterested  conduct of his or her office,
                  Trustees or (b) an             Trustees or (b) an             indemnification will be
                  independent legal counsel as   independent legal counsel as   provided if (a) approved,
                  expressed in a written         expressed in a written         after notice that it involves
                  opinion.                       opinion.                       such indemnification, by at
                                                                                least a majority of the
                                                                                disinterested Trustees acting
                                                                                on the matter (provided that
                                                                                a majority of the
                                                                                disinterested Trustees then
                                                                                in office act on the matter)
                                                                                upon a determination, based
                                                                                upon a review of readily
                                                                                available facts, that such
                                                                                person has acted in good
                                                                                faith in the reasonable
                                                                                belief that such person's
                                                                                action was in the best
                                                                                interests of the Trust and is
                                                                                not liable to the Trust or
                                                                                its shareholders by reason of
                                                                                willful misfeasance, bad
                                                                                faith, gross
                                                                                negligence or reckless
                                                                                disregard of the duties
                                                                                involved in the conduct of
                                                                                his or her office or
                                                                                (b) there has been obtained
                                                                                an opinion in writing of
                                                                                independent legal counsel,
                                                                                based upon a review of
                                                                                readily available facts to
                                                                                the effect that such person
                                                                                appears to have acted in good
                                                                                faith in the reasonable
                                                                                belief that such person's
                                                                                action was in the best
                                                                                interests of the Trust and
                                                                                that such indemnification
                                                                                would not protect such person
                                                                                against any liability to the
                                                                                Trust to which such person
                                                                                would otherwise be subject by
                                                                                reason of willful
                                                                                misfeasance, bad faith, gross
                                                                                negligence or reckless
                                                                                disregard of the duties
                                                                                involved in the conduct of
                                                                                his or her office.

                                                                                The appointment, designation
                                                                                or identification of a
                                                                                Trustee as the chairman of
                                                                                the Board, the lead or
                                                                                assistant lead independent
                                                                                Trustee, a

                        Columbia Trust IX              Columbia Trust IV          Revised Charter Documents
                  -----------------------------  -----------------------------  -----------------------------
                                                                                member or chairman of a
                                                                                committee of the Board, an
                                                                                expert on any topic or in any
                                                                                area (including an audit
                                                                                committee financial expert)
                                                                                or as having any other
                                                                                special appointment,
                                                                                designation or identification
                                                                                shall not (a) impose on that
                                                                                person any duty, obligation
                                                                                or liability that is greater
                                                                                than the duties, obligations
                                                                                and liabilities imposed on
                                                                                that person as a Trustee in
                                                                                the absence of the
                                                                                appointment, designation or
                                                                                identification or (b) affect
                                                                                in any way such Trustee's
                                                                                rights or entitlement to
                                                                                indemnification, and no
                                                                                Trustee who has special
                                                                                skills or expertise, or is
                                                                                appointed, designated or
                                                                                identified as aforesaid,
                                                                                shall (x) be held to a higher
                                                                                standard of care by virtue
                                                                                thereof or (y) be limited
                                                                                with respect to any
                                                                                indemnification to which such
                                                                                Trustee would otherwise be
                                                                                entitled.

 Legal Expenses   The Declaration of Trust       The Declaration of Trust       The Bylaws state that legal
                  states that legal expenses     states that legal expenses     expenses may be paid from
                  may be paid from time to time  may be paid from time to time  time to time by the Trust in
                  by the Trust in advance of     by the Trust in advance of     advance of the final
                  the final disposition of any   the final disposition of any   disposition of any such
                  such proceeding if the Trust   such proceeding if the Trust   proceeding if the Trust
                  receives a written             receives a written             receives a written
                  undertaking by the             undertaking by the             undertaking by the
                  indemnified person to          indemnified person to          indemnified person to
                  reimburse the Trust in the     reimburse the Trust in the     reimburse the Trust in the
                  event it is subsequently       event it is subsequently       event it is subsequently
                  determined that the            determined that the            determined that the
                  indemnified person is not      indemnified person is not      indemnified person is not
                  entitled to such               entitled to such               entitled to such
                  indemnification and (a) the    indemnification and (a) the    indemnification and (a) the
                  indemnified person provides    indemnified person provides    indemnified person provides
                  security for his undertaking,  security for his undertaking,  security for his undertaking,
                  or (b) the Trust is insured    or (b) the Trust is insured    or (b) the Trust is insured
                  against losses arising by      against losses arising by      against losses arising by
                  reason of any lawful           reason of any lawful           reason of any lawful
                  advances, or (c) a majority    advances, or (c) a majority    advances, or (c) a majority
                  of the disinterested,          of the disinterested,          of the disinterested,
                  non-party Trustees or an       non-party Trustees or an       non-party Trustees or an
                  independent legal counsel, as  independent legal counsel, as  independent legal counsel, as
                  expressed in a written         expressed in a written         expressed in a written
                  opinion, determines that       opinion, determines that       opinion, determines that
                  there is reason to believe     there is reason to believe     there is reason to believe
                  that the indemnified person    that the indemnified person    that the indemnified person
                  ultimately will be found       ultimately will be found       ultimately will be found
                  entitled to indemnification.   entitled to indemnification.   entitled to indemnification.

                                                 Filed pursuant to Rule 497(b).
                                                           File No. 333-125739.

                           COLUMBIA TAX-EXEMPT FUND
                      A SERIES OF COLUMBIA FUNDS TRUST IV

                                   Form N-14
                                    Part B

                      STATEMENT OF ADDITIONAL INFORMATION

                                 July 11, 2005

   This Statement of Additional Information (the "SAI") relates to the proposed acquisition (the "Acquisition") of Columbia Managed Municipals Fund, a series of Columbia Funds Trust IX, (the "Acquired Fund"), by Columbia Tax-Exempt Fund (the "Acquiring Fund"). This SAI contains information which may be of interest to shareholders but which is not included in the combined Prospectus/Proxy Statement dated July 11, 2005 (the "Prospectus/Proxy Statement") which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund will be the survivor for accounting purposes.

   This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

TABLE OF CONTENTS

             Additional Information about the Acquiring Fund...  2
             Independent Registered Accounting Firm of the
               Funds...........................................  3
             Financial Statements..............................  3
             Appendix A -- Statement of Additional Information
               of the Acquiring Fund........................... 44

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED FUND

   Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated April 1, 2005, as supplemented.

PORTFOLIO MANAGER

Other Accounts Managed by Portfolio Manager

   The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Acquiring Fund's portfolio manager managed as of the Acquiring Fund's fiscal year-end.

                    Other SEC-registered open-   Other pooled
  Portfolio Manager end and closed-end funds   investment vehicles   Other accounts
  ----------------- -------------------------- ------------------- ------------------
                    Number of                  Number of           Number of
                    accounts       Assets      accounts    Assets  accounts   Assets
          -         ---------    ------------  ---------   ------  --------- --------
  Kimberly Campbell     4       $548 million       0         0         8     $680,000

   See "Potential Conflicts of Interest in Managing Multiple Accounts" below for information on how Columbia Management Advisors, Inc. ("Columbia"), the Acquiring Fund's investment adviser, addresses potential conflicts of interest resulting from an individual's management of more than one account.

Ownership of Securities

   The table below shows the dollar ranges of shares of the Acquiring Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio manager listed above at the end of the Fund's most recent fiscal year:

                                Dollar Range of Equity Securities
              Portfolio Manager  in the Fund Beneficially Owned
              ----------------- ---------------------------------
              Kimberly Campbell               None

Compensation

   As of the Acquiring Fund's most recent fiscal year end, the portfolio manager received all of his compensation from Columbia and its parent company, Columbia Management Group, Inc., in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, Columbia generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmark noted below, emphasizing the manager's three- and five-year performance. Columbia may also consider the portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

             Portfolio Manager        Performance Benchmark
             ----------------- ------------------------------------
             Kimberly Campbell Lehman Brothers Municipal Bond Index

   The size of the overall bonus pool each year is determined by Columbia Management Group, Inc. and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and Columbia's profitability for the year, which is influenced by assets under management.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE FUNDS

   PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the Independent Registered Public Accounting Firm for the Acquiring Fund and the Acquired Fund, providing audit and tax return review of various Securities and Exchange Commission filings. The Report of the Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended November 30, 2004, and the Report of the Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquired Fund's Annual Report to Shareholders for the fiscal year ended June 30, 2004, are incorporated by reference into this SAI. The audited financial statements for the Acquiring Fund are incorporated by reference into this SAI. The audited financial statements for the Acquiring Fund and for the Acquired Fund incorporated by reference into this SAI have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on their authority as experts in auditing and accounting.

FINANCIAL STATEMENTS

   Pro forma financial statements of the Acquiring Fund for the Acquisition are provided on the following pages.

Pro-Forma Combining
Investment Portfolio
November 30, 2004 (unaudited)
--------------------------------------------------------------------------------

                                               Columbia Managed           Columbia                Columbia
                                               Municipals Fund         Tax-Exempt Fund         Tax-Exempt Fund
                                       %         Target Fund           Acquiring Fund        Pro-Forma Combined
                                     of Net ---------------------- ----------------------- -----------------------
                                     Assets    Par        Value        Par        Value        Par        Value
                                     ------ ---------- ----------- ----------- ----------- ----------- -----------
MUNICIPAL BONDS.....................  96.9%
EDUCATION...........................   3.2%
Education...........................   3.0%
CA State Educational Facilities
 Authority Loyola Marymount
 University, Series 2001,
 Insured: MBIA:
  (a) 10/01/17......................        $       -- $        -- $ 2,525,000 $ 1,387,386 $ 2,525,000 $ 1,387,386
  (a) 10/01/20......................         1,000,000     461,010   1,000,000     461,010   2,000,000     922,020
MA State College Building Authority
 Project Series 1994 A,
  7.500% 05/01/11...................         1,500,000   1,847,760   1,500,000   1,847,760   3,000,000   3,695,520
  7.500% 05/01/14...................         3,500,000   4,455,045          --          --   3,500,000   4,455,045
MA State Health & Education
 Facilities Authority:
  Massachusetts Institute of
   Technology:
   Series 2002 K, 5.500% 07/01/22...         1,000,000   1,149,650   7,000,000   8,047,550   8,000,000   9,197,200
   Series 2002 L, 5.000% 07/01/18...                --          --   5,000,000   5,475,950   5,000,000   5,475,950
Tufts University, Series 2002 J,
 5.500% 08/15/17 (b)................                --          --   2,895,000   3,296,218   2,895,000   3,296,218
MN State Higher Education Facilities
 Authority College of Art & Design,
 Series 2000 5-D,
 6.750% 05/01/26....................                --          --     500,000     536,900     500,000     536,900
MN University of Minnesota:
  Series 1996 A, 5.750% 07/01/17....                --          --   1,000,000   1,169,530   1,000,000   1,169,530
  Series 1999 A, 5.500% 07/01/21....                --          --   1,000,000   1,143,790   1,000,000   1,143,790
OH State Higher Educational Facility
 Revenue Case Western Reserve
 University, Series 1994,
 6.250% 10/01/17....................         4,340,000   5,273,534          --          --   4,340,000   5,273,534
VA State College Building Authority
 Virginia Educational Facilities,
 Washington & Lee University,
 Series 2001, 5.375% 01/01/21.......         2,000,000   2,257,680   8,000,000   9,030,720  10,000,000  11,288,400
WV University of West Virginia,
 Series 1998 A, Insured: MBIA
 5.250% 04/01/28....................                --          --  10,000,000  10,785,600  10,000,000  10,785,600
Series 2000 A, Insured: AMBAC
 (a) 04/01/16.......................                --          --   3,300,000   1,972,641   3,300,000   1,972,641
WV State University Series 2000 A,
 Insured: AMBAC
  (a) 04/01/18......................         3,800,000   2,025,742          --          --   3,800,000   2,025,742
                                                       -----------             -----------             -----------
Education Total.....................                    17,470,421              45,155,055              62,625,476
                                                       -----------             -----------             -----------
Prep School.........................   0.1%
MA State Industrial Finance Agency
 Tabor Academy, Series 1998,
 5.400% 12/01/28....................                --          --   1,535,000   1,556,490   1,535,000   1,556,490
                                                       -----------             -----------             -----------
Prep School Total...................                            --               1,556,490               1,556,490
                                                       -----------             -----------             -----------

                                               Columbia Managed           Columbia               Columbia
                                               Municipals Fund        Tax-Exempt Fund        Tax-Exempt Fund
                                       %         Target Fund           Acquiring Fund       Pro-Forma Combined
                                     of Net ---------------------- ---------------------- ----------------------
                                     Assets    Par        Value       Par        Value       Par        Value
                                     ------ ---------- ----------- ---------- ----------- ---------- -----------
Student Loan -- 0.8%................   0.1%
ME State Educational Loan Marketing
 Corp. Series 1994 B-1, AMT,
 6.500% 11/01/09....................        $3,000,000 $ 3,296,670 $       -- $        -- $3,000,000 $ 3,296,670
                                                       -----------            -----------            -----------
Student Loan Total..................                     3,296,670                     --              3,296,670
                                                       -----------            -----------            -----------
EDUCATION TOTAL.....................                    20,767,091             46,711,545             67,478,636
                                                       -----------            -----------            -----------
HEALTH CARE.........................  10.7%
Continuing Care Retirement..........   0.5%
FL Capital Projects Finance
 Authority Glenridge on Palmer
 Ranch, Series 2002 A,
 8.000% 06/01/32....................           500,000     517,570  4,000,000   4,140,560  4,500,000   4,658,130
FL Lee County Industrial Development
 Authority Shell Point Village
 Project, Series 1999 A,
 5.750% 11/15/15....................                --          --    250,000     260,352    250,000     260,352
HI State Department Budget &
 Finance Kahala Senior Living
 Community, Series 2003 A,
 7.875% 11/15/23....................         1,000,000   1,065,170  4,000,000   4,260,680  5,000,000   5,325,850
OH Hamilton County Health Care
 Facilities Revenue Twin Towers,
 Series 1998 A, 5.125% 10/01/18.....           500,000     491,940         --          --    500,000     491,940
                                                       -----------            -----------            -----------
Continuing Care
 Retirement Total...................                     2,074,680              8,661,592             10,736,272
                                                       -----------            -----------            -----------
Health Services.....................   0.4%
MA State Development Finance
 Agency Boston Biomedical
 Research Institute, Series 1999,
 5.650% 02/01/19....................           310,000     299,714  1,000,000     966,820  1,310,000   1,266,534
WI State Health & Educational
 Facilities Authority Marshfield
 Clinical, Series 1999,
 Insured: RAD 6.250% 02/15/29.......         1,600,000   1,761,632  5,600,000   6,165,712  7,200,000   7,927,344
                                                       -----------            -----------            -----------
Health Services Total...............                     2,061,346              7,132,532              9,193,878
                                                       -----------            -----------            -----------
Hospitals...........................   6.6%
AZ State Health Facilities Authority
 Catholic Healthcare West,
 Series 1999 A, 6.625% 07/01/20.....                --          --  7,000,000   7,763,490  7,000,000   7,763,490
CA ABAG Finance Authority for
 Nonprofit Corps San Diego Hospital
 Association, Series 2003 C
 5.375% 03/01/20....................         1,320,000   1,356,406         --          --  1,320,000   1,356,406
CA State Health Facilities Financing
 Authority Revenue Catholic
 Healthcare West, Series 2004 G,
 5.250% 07/01/23....................           500,000     503,535         --          --    500,000     503,535
FL Hillsborough County Industrial
 Development Hospital Tampa
 General Hospital, Series 2003 A,
  5.000% 10/01/18...................           825,000     838,497         --          --    825,000     838,497
  5.250% 10/01/24...................           800,000     804,544  3,200,000   3,218,176  4,000,000   4,022,720

                                              Columbia Managed           Columbia                Columbia
                                               Municipals Fund        Tax-Exempt Fund         Tax-Exempt Fund
                                       %         Target Fund          Acquiring Fund        Pro-Forma Combined
                                     of Net --------------------- ----------------------- -----------------------
                                     Assets    Par       Value        Par        Value        Par        Value
                                     ------ ---------- ---------- ----------- ----------- ----------- -----------
FL Orange County Health Facilities
 Authority Orlando Regional
 Healthcare System: Series 1996 A,
 Insured: MBIA
 6.250% 10/01/16....................        $       -- $       -- $ 3,000,000 $ 3,650,949 $ 3,000,000 $ 3,650,949
  Series 1999, 6.000% 10/01/26......                --         --   7,050,000   7,395,873   7,050,000   7,395,873
  Series 2002, 5.750% 12/01/32......                --         --   1,650,000   1,735,355   1,650,000   1,735,355
FL West Orange Healthcare District
 Series 2001 A, 5.650% 02/01/22.....         1,050,000  1,092,158   2,600,000   2,704,390   3,650,000   3,796,548
IL State Health Facilities Authority
 Swedish American Hospital,
 Series 2000, 6.875% 11/15/30.......         1,000,000  1,099,980          --          --   1,000,000   1,099,980
LA State Public Facilities Authority
 Touro Infirmary, Series 1999,
 5.625% 08/15/29....................         1,240,000  1,251,619   9,440,000   9,528,453  10,680,000  10,780,072
MA State Health & Educational
 Facilities Authority:
 Massachusetts General Hospital,
 Series 1992 F, Insured: AMBAC
 6.250% 07/01/12....................         5,750,000  6,534,128          --          --   5,750,000   6,534,128
South Shore Hospital, Series 1999 F,
  5.625% 07/01/19...................         1,000,000  1,044,540          --          --   1,000,000   1,044,540
  5.750% 07/01/29...................         2,500,000  2,574,050  10,500,000  10,811,010  13,000,000  13,385,060
MD State Health & Educational
 Facilities Authority University of
 Maryland Medical System,
 Series 2000, 6.750% 07/01/30.......           500,000    562,060   2,000,000   2,248,240   2,500,000   2,810,300
MO State Health & Educational
 Facilities Authority Lake Regional
 Health Systems, Series 2003,
 5.600% 02/15/25....................           625,000    642,363          --          --     625,000     642,363
MI Chippewa County Hospital Finance
 Authority County War Memorial
 Hospital, Series 1997 B,
 5.625% 11/01/14....................                --         --     500,000     500,975     500,000     500,975
MI Dickinson County
 Series 1999, 5.700% 11/01/18.......                --         --   1,800,000   1,788,984   1,800,000   1,788,984
MN Rochester Mayo Medical Center,
 Series 1992 I, 5.900% 11/15/09.....                --         --     500,000     562,435     500,000     562,435
MN St. Paul Housing &
 Redevelopment Authority
 HealthEast, Inc.:
 Series 1993 B, 6.625% 11/01/17.....                --         --     805,000     811,818     805,000     811,818
  Series 1997 A, 5.500% 11/01/09....                --         --     250,000     250,747     250,000     250,747
MN Waconia Ridgeview Medical
 Center, Series 1999 A, Insured: RAD
 6.125% 01/01/29....................                --         --   1,000,000   1,092,720   1,000,000   1,092,720
MS Medical Center Building Corp.
 University of Mississippi Medical
 Center, Series 1998, Insured:
 AMBAC 5.500% 12/01/23..............         1,000,000  1,129,580   9,550,000  10,787,489  10,550,000  11,917,069
MT State Health Facility Authority
 Hospital Facilities, Series 1994,
 Insured: AMBAC
 8.630% 02/25/25 (c)................                --         --   6,000,000   6,259,320   6,000,000   6,259,320
NC Medical Care Commission, Stanly
 Memorial Hospital, Series 1999,
 6.375% 10/01/29....................                --         --     500,000     535,330     500,000     535,330

                                             Columbia Managed            Columbia                 Columbia
                                             Municipals Fund         Tax-Exempt Fund          Tax-Exempt Fund
                                     %         Target Fund            Acquiring Fund         Pro-Forma Combined
                                   of Net ---------------------- ------------------------ ------------------------
                                   Assets    Par        Value        Par        Value         Par        Value
                                   ------ ---------- ----------- ----------- ------------ ----------- ------------
Wilson Memorial Hospital,
 Series 1997, Insured: AMBAC
  (a) 11/01/14....................        $       -- $        -- $ 1,380,000 $    906,301 $ 1,380,000 $    906,301
NM Farmington Hospital Revenue
 San Juan Regulated Medical
 Center, Series 2004 A,
 5.000% 06/01/23..................           500,000     492,055          --           --     500,000      492,055
NH State Higher Educational &
 Health Series 1998,
 5.800% 05/01/18..................                --          --   1,470,000    1,401,616   1,470,000    1,401,616
NV Henderson, Catholic
 Healthcare West,
 Series 1999 A,
 6.750% 07/01/20..................         1,000,000   1,092,420   3,200,000    3,495,744   4,200,000    4,588,164
OH Highland County Joint
 Township Hospital District
 Series 1999, 6.750% 12/01/29.....           480,000     461,986   1,425,000    1,371,520   1,905,000    1,833,506
OH Miami County Hospital
 Facilities Revenue Upper Valley
 Medical Center, Series 1996 C,
 6.000% 05/15/06..................           525,000     548,882          --           --     525,000      548,882
OK State Development Finance
 Authority Duncan Regional
 Hospital, Series 2003 A,
 5.125% 12/01/23..................         1,000,000   1,000,500          --           --   1,000,000    1,000,500
TN Knox County Health,
 Educational & Housing Facilities
 Authority East Tennessee
 Hospital, Series 2003 B,
 5.750% 07/01/33..................           750,000     768,323          --           --     750,000      768,323
TX Harris County Health Facilities
 Development Authority Rites-PA
 549, Insured: MBIA
 8.690% 07/01/15 (c) (d)..........                --          --   9,000,000   10,083,420   9,000,000   10,083,420
VA Fairfax County Industrial
 Development Authority Inova
 Health System, Series 1993 A,
 5.000% 08/15/23..................                --          --  10,000,000   10,549,100  10,000,000   10,549,100
VA Henrico County Industrial
 Development Authority Bon
 Secours Health, Series 1996,
 6.000% 08/15/16..................                --          --   5,000,000    5,845,250   5,000,000    5,845,250
WI State Health & Educational
 Facilities Authority Aurora
 Health Care, Series 2003,
 6.400% 04/15/33..................         1,075,000   1,140,038   3,175,000    3,367,087   4,250,000    4,507,125
Wheaton Franciscan Services,
 Series 2002, 5.750% 08/15/30.....           900,000     938,763   4,000,000    4,172,280   4,900,000    5,111,043
                                                     -----------             ------------             ------------
Hospitals Total...................                    25,876,427              112,838,072              138,714,499
                                                     -----------             ------------             ------------
Intermediate Care Facilities......  0.6%
IL State Development Finance
 Authority Hoosier Care, Inc.,
 Series 1999 A,
 7.125% 06/01/34..................                --          --   2,370,000    2,013,576   2,370,000    2,013,576

                                               Columbia Managed           Columbia                Columbia
                                                Municipals Fund        Tax-Exempt Fund         Tax-Exempt Fund
                                        %         Target Fund          Acquiring Fund        Pro-Forma Combined
                                      of Net --------------------- ----------------------- -----------------------
                                      Assets    Par       Value        Par        Value        Par        Value
                                      ------ ---------- ---------- ----------- ----------- ----------- -----------
IN State Health Facilities Financing
 Authority Hoosier Care, Inc., Series
 1999 A, 7.125% 06/01/34.............        $2,405,000 $2,043,312 $ 9,820,000 $ 8,343,170 $12,225,000 $10,386,482
                                                        ----------             -----------             -----------
Intermediate Care Facilities Total...                    2,043,312              10,356,746              12,400,058
                                                        ----------             -----------             -----------
Nursing Homes........................  2.6%
CA San Diego Industrial Development
 Series 1986,
 8.750% 12/01/16.....................                --         --   4,500,000   4,153,635   4,500,000   4,153,635
CO Health Facilities Authority
 Revenue American Housing Funding
 I, Inc.,
 Series 2003, 8.500% 12/01/31........                --         --     915,000     895,648     915,000     895,648
IA Marion Health Care Facilities
 Revenue, 6.500% 01/01/29............                --         --     470,000     428,978     470,000     428,978
IA State Finance Authority Care
 Initiatives, Series 1998 B:
  5.500% 07/01/08....................                --         --     975,000     976,833     975,000     976,833
  5.750% 07/01/28....................                --         --   4,500,000   3,927,690   4,500,000   3,927,690
IN Gary Industrial Economic
 Development.........................                --         --
West Side Health Care Center, Series
 1987 A, 11.500% 10/01/17 (e)........                --         --   1,760,000     880,000   1,760,000     880,000
MA State Development Finance
 Agency Woodlawn Manor, Inc.:
 Series 2000 A, 7.750% 12/01/27......                --         --   2,435,000   1,315,533   2,435,000   1,315,533
  Series 2000 B,
   11.657% 06/01/27 (e) (f)..........                --         --     742,783     111,417     742,783     111,417
MA State Industrial Finance Agency
 GF/Massachusetts, Inc., Series 1994,
 8.300% 07/01/23.....................                --         --  11,360,000  11,447,586  11,360,000  11,447,586
MI Cheboygan County Economic
 Development Corp. Metro Health
 Foundation Project, Series 1993,
 11.000% 11/01/22 (g) (h)............                --         --     495,700      19,332     495,700      19,332
PA Cambria County Industrial
 Development Authority Beverly
 Enterprises, Series 1987,
 10.000% 06/18/12....................                --         --   1,100,000   1,216,952   1,100,000   1,216,952
PA Chester County Industrial
 Development Pennsylvania Nursing
 Home, Inc., Series 2002,
 8.500% 05/01/32.....................                --         --   6,470,000   6,285,799   6,470,000   6,285,799
PA Delaware County Authority Main
 Line & Haverford Nursing,
 Series 1992, 9.000% 08/01/22 (h)....                --         --   8,790,000   5,274,000   8,790,000   5,274,000
PA Lackawanna County Industrial
 Authority Greenridge Nursing
 Center, Series 1990,
 10.500% 12/01/10 (e) (f)............                --         --   1,025,000     922,500   1,025,000     922,500
PA Luzerna County Industrial
 Development Authority Millville
 Nursing Center, Series 1990,
 10.500% 12/01/12 (e) (f)............                --         --   2,815,000   2,533,500   2,815,000   2,533,500
PA Washington County Industrial
 Development Authority First
 Mortgage-AHF / Central Project,
 Series 2003, 7.750% 01/01/29........                --         --   2,218,000   2,095,411   2,218,000   2,095,411

                                            Columbia Managed            Columbia                 Columbia
                                            Municipals Fund         Tax-Exempt Fund          Tax-Exempt Fund
                                    %         Target Fund            Acquiring Fund         Pro-Forma Combined
                                  of Net ---------------------- ------------------------ ------------------------
                                  Assets    Par        Value        Par        Value         Par        Value
                                  ------ ---------- ----------- ----------- ------------ ----------- ------------
TN Metropolitan Government,
 Nashville & Davidson Counties
 Health & Education Facilities
 First Mortgage -- AHF Project,
 Series 2003, 6.500% 01/01/29....        $       -- $        -- $   508,000 $    479,923 $   508,000 $    479,923
WA Kitsap County Housing
 Authority Martha & Mary
 Nursing Home, Series 1996,
 Insured: GNMA 7.100%
 02/20/36........................                --          --  10,000,000   11,666,700  10,000,000   11,666,700
                                                    -----------             ------------             ------------
Nursing Homes Total..............                --          --               54,631,437               54,631,437
                                                    -----------             ------------             ------------
HEALTH CARE TOTAL................                    32,055,765              193,620,379              225,676,144
                                                    -----------             ------------             ------------
HOUSING..........................   4.0%
Assisted Living/Senior...........   1.1%
DE Kent County Heritage at Dover,
 Series 1999, AMT,
 7.625% 01/01/30.................                --          --   1,690,000    1,499,892   1,690,000    1,499,892
IL State Development Finance
 Authority Care Institute, Inc.,
 Series 1995, 8.250% 06/01/25....                --          --   9,380,000    9,097,099   9,380,000    9,097,099
MN Roseville Care Institute,
 Inc., Series 1993,
 7.750% 11/01/23 (e).............                --          --   3,275,000    2,128,750   3,275,000    2,128,750
NC State Medical Care
 Commission DePaul Community
 Facilities Project, Series 1999,
 7.625% 11/01/29.................                --          --   2,130,000    2,196,435   2,130,000    2,196,435
NY Suffolk County Industrial
 Development Agency Gurwin
 Jewish- Phase II, Series 2004,
 6.700% 05/01/39.................           900,000     912,753          --           --     900,000      912,753
TX Bell County Health Facilities
 Development Corp. Care
 Institutions, Inc., Series 1994,
 9.000% 11/01/24.................                --          --   7,050,000    6,473,662   7,050,000    6,473,662
                                                    -----------             ------------             ------------
Assisted Living /Senior Total....                       912,753               21,395,838               22,308,591
                                                    -----------             ------------             ------------
Multi-family.....................   2.5%
CO State Health Facilities
 Authority Birchwood Manor,
 Series 1991 A, Insured: GNMA
 7.625% 04/01/26.................                --          --   1,835,000    1,839,147   1,835,000    1,839,147
FL Broward County Housing
 Finance Authority Chaves Lake
 Apartment Project,
 Series 2000, AMT,
 7.500% 07/01/40.................         1,500,000   1,483,890   6,425,000    6,355,995   7,925,000    7,839,885
Cross Keys Apartments
 Series 1998 A, AMT,
 5.750% 10/01/28.................                --          --     990,000      999,672     990,000      999,672
FL Clay County Housing Finance
 Authority Madison Commons
 Apartments, Series 2000 A,
 AMT, 7.450% 07/01/40............           725,000     721,650   3,220,000    3,205,124   3,945,000    3,926,774
FL Orange County Housing
 Finance Authority Palms at
 Brentwood Apartments, Series
 1998 K, 6.500% 12/01/34.........         1,925,000   1,544,813   8,035,000    6,448,088   9,960,000    7,992,901

                                                   Columbia Managed          Columbia              Columbia
                                                    Municipals Fund       Tax-Exempt Fund       Tax-Exempt Fund
                                            %         Target Fund         Acquiring Fund      Pro-Forma Combined
                                          of Net --------------------- --------------------- ---------------------
                                          Assets    Par       Value       Par       Value       Par       Value
                                          ------ ---------- ---------- ---------- ---------- ---------- ----------
FL State Housing Finance Corp. Sunset
 Place Apartments, Series 1999 K-1,
 6.000% 10/01/19.........................        $       -- $       -- $  150,000 $  149,373 $  150,000 $  149,373
MN Dakota County Housing &
 Redevelopment Authority
 Series 1999:
  6.000% 11/01/09........................                --         --    125,000    125,000    125,000    125,000
  6.250% 05/01/29........................                --         --  5,180,000  5,180,000  5,180,000  5,180,000
MN Lakeville Southfork Apartment
 Project, Series 1989 A,
 9.875% 02/01/20.........................                --         --    200,000    200,430    200,000    200,430
MN Minneapolis Riverplace Project, Series
 1987 A, 7.100% 01/01/20.................                --         --    170,000    170,236    170,000    170,236
MN Robbinsdale Economic Development
 Authority
 Series 1999 A, 6.875% 01/01/26..........                --         --    250,000    226,265    250,000    226,265
MN Washington County Housing &
 Redevelopment Authority Cottages of
 Aspen, Series 1992, AMT,
 9.250% 06/01/22.........................                --         --  1,920,000  1,963,642  1,920,000  1,963,642
MN White Bear Lake Birch Lake
 Townhome Project:
 Series 1989 A, 9.750% 07/15/19..........                --         --  2,385,000  2,385,930  2,385,000  2,385,930
  Series 1989 B, AMT, (a) 07/15/19.......                --         --    266,000    119,410    266,000    119,410
MO St. Louis Area Housing Finance Corp.,
 Wellington Arms III,
 Series 1979, Insured: FHA
 7.500% 01/01/21.........................                --         --  1,716,653  1,696,019  1,716,653  1,696,019
NC Medical Care Commission Revenue
 Health Care Housing-ARC Projects,
 Series 2004 A, 5.800% 10/01/34..........         1,400,000  1,383,816         --         --  1,400,000  1,383,816
NC State Housing Finance Agency
 Series 1994 F, Insured: FHA
 6.600% 07/01/17.........................                --         --  1,100,000  1,123,540  1,100,000  1,123,540
NE Omaha Housing Development Corp.,
 Mortgage Notes, North Omaha Homes,
 Series 1979, Insured: FHA
 7.375% 03/01/21 (e).....................                --         --     55,806     52,745     55,806     52,745
NY Nyack Housing Assistance Corp.
 Nyack Plaza Apartments, Series 1979,
 Insured: FHA 7.375% 06/01/21............                --         --  1,771,035  1,809,254  1,771,035  1,809,254
Resolution Trust Corp. Pass Through
 Certificates, Series 1993 A,
 8.500% 12/01/16 (d).....................                --         --  6,615,223  6,423,910  6,615,223  6,423,910
TN Franklin Industrial Board Landings
 Apartment Project, Series 1996 B,
 8.750% 04/01/27.........................                --         --  3,120,000  3,194,225  3,120,000  3,194,225
VA Alexandria Redevelopment & Housing
 Authority Courthouse Commons
 Apartments, AMT:
 Series 1990 A, 10.000% 01/01/21 (g).....                --         --    760,000    630,352    760,000    630,352
  Series 1990 B, (a) 01/01/21 (g)........                --         --    834,000  1,218,036    834,000  1,218,036
VA Fairfax County Redevelopment &
 Housing Authority Mt. Vernon
 Apartments, Series 1995 A, Insured:
 GNMA 6.625% 09/20/20....................                --         --  1,500,000  1,538,355  1,500,000  1,538,355

                                                Columbia Managed          Columbia               Columbia
                                                 Municipals Fund      Tax-Exempt Fund        Tax-Exempt Fund
                                          %        Target Fund         Acquiring Fund       Pro-Forma Combined
                                        of Net ------------------- ---------------------- ----------------------
                                        Assets   Par      Value       Par        Value       Par        Value
                                        ------ -------- ---------- ---------- ----------- ---------- -----------
WY Rock Springs Housing Finance Corp.
 Bicentennial Association II, Series
 1979, Insured: FHA
 7.360% 05/01/20.......................        $     -- $       -- $  945,452 $   960,249 $  945,452 $   960,249
                                                        ----------            -----------            -----------
Multi-Family Total.....................                  5,134,169             48,014,997             53,149,166
                                                        ----------            -----------            -----------
Single Family..........................  0.4%
CA State Housing Finance Authority
 Series 1984 B, (a) 08/01/16...........              --         --    325,000      91,601    325,000      91,601
CO El Paso County School
 District No. 11 Series 1988 A,
 Insured: GNMA 8.375% 03/25/19.........              --         --    170,771     170,793    170,771     170,793
CO State Housing Finance Authority
 Single Family Housing,
 Series 1996 B-1, AMT,
 7.650% 11/01/26.......................              --         --    175,000     175,019    175,000     175,019
FL Brevard County Single Family
 Mortgage, Series 1985, Insured: FGIC
 (a) 04/01/17..........................              --         --    440,000     128,555    440,000     128,555
FL Broward County Housing Finance
 Authority, Series 1995, AMT, Insured:
 GNMA 6.700% 02/01/28..................              --         --    320,000     324,394    320,000     324,394
FL Lee County Housing Finance
 Authority, AMT: Series 1996 A-1,
 Insured: GNMA 7.350% 03/01/27.........              --         --    485,000     489,680    485,000     489,680
Series 1998 A-2, Insured: GNMA
 6.300% 03/01/29.......................              --         --    375,000     377,614    375,000     377,614
FL Manatee County Housing Finance
 Authority Series 1996 1, AMT, Insured:
 GNMA 7.450% 05/01/27..................              --         --    280,000     294,627    280,000     294,627
IL Chicago Single Family Mortgage,
 AMT: Series 1996 B, Insured: GNMA
 7.625% 09/01/27.......................              --         --    175,000     175,018    175,000     175,018
Series 1997 A, Insured: GNMA
 7.250% 09/01/28.......................              --         --    190,000     191,693    190,000     191,693
MA State Housing Finance Agency Series
 1992 21, AMT, 7.125% 06/01/25.........              --         --  1,320,000   1,321,162  1,320,000   1,321,162
MN Chicago & Stearns Counties Series
 1994 B, AMT, Insured: FNMA
 7.050% 09/01/27.......................              --         --     75,000      77,159     75,000      77,159
MN Dakota County Housing &
 Redevelopment Authority Series 1986,
 Insured: GNMA 7.200% 12/01/09.........              --         --     10,000      10,042     10,000      10,042
NC State Housing Finance Agency Series
 1998, AMT, 5.250% 03/01/17............              --         --    435,000     448,237    435,000     448,237
NM State Mortgage Finance Authority:
 Series 1999 D-2, AMT, Insured:
 GNMA 6.750% 09/01/29..................              --         --  2,085,000   2,221,901  2,085,000   2,221,901
  Series 2000 A-2, AMT, Insured: FHA
   7.100% 09/01/30.....................         580,000    584,901         --          --    580,000     584,901
NV State Housing Division Series 1991
 A-2, AMT, Insured: FHA
 7.750% 04/01/22.......................         295,000    295,504         --          --    295,000     295,504
OH Housing Finance Agency Series 1997
 A-1, AMT, Insured: GNMA
 6.050% 09/01/17.......................         490,000    514,539         --          --    490,000     514,539
OK State Housing Finance Agency Series
 1999 B-1, Insured: GNMA
 6.800% 09/01/16.......................              --         --    350,000     352,030    350,000     352,030

                                                Columbia Managed           Columbia               Columbia
                                                Municipals Fund        Tax-Exempt Fund        Tax-Exempt Fund
                                        %         Target Fund           Acquiring Fund       Pro-Forma Combined
                                      of Net ---------------------- ---------------------- ----------------------
                                      Assets    Par        Value       Par        Value       Par        Value
                                      ------ ---------- ----------- ---------- ----------- ---------- -----------
OR State Department of Housing &
 Community Services Series 1997 E,
 5.150% 07/01/13.....................        $       -- $        -- $  155,000 $   162,507 $  155,000 $   162,507
  Series 1998 A, 5.150% 07/01/15.....                --          --     60,000      62,663     60,000      62,663
RI State Housing & Mortgage Finance
 Corp. Series 1988, AMT, Insured:
 FHA 7.550% 10/01/22.................           515,000     515,561         --          --    515,000     515,561
                                                        -----------            -----------            -----------
Single Family Total..................                     1,910,505              7,074,695              8,985,200
                                                        -----------            -----------            -----------
HOUSING TOTAL........................                     7,957,427             76,485,530             84,442,957
                                                        -----------            -----------            -----------
INDUSTRIAL...........................  2.8%
Food Products........................  1.2%
FL Hendry County Industrial
 Development Authority Savannah
 Foods & Industries, Series 1992,
 AMT, 6.400% 03/01/17 (g)............                --          --  1,500,000   1,461,300  1,500,000   1,461,300
GA Cartersville Development
 Authority Anheuser-Busch
 Companies, Inc., Series 1989 A,
 AMT, 7.375% 05/01/09 (b)............         9,000,000  10,442,970         --          --  9,000,000  10,442,970
  Series 2002, AMT,
   5.950% 02/01/32...................                --          --  3,000,000   3,130,050  3,000,000   3,130,050
MI State Strategic Fund Michigan
 Sugar Co. Carollton Project: Series
 1998 C, AMT, 6.550% 11/01/25........           800,000     738,920  3,450,000   3,186,593  4,250,000   3,925,513
Imperial Holly Corp., Series 1998 B,
 6.450% 11/01/25.....................           700,000     639,072  2,800,000   2,556,288  3,500,000   3,195,360
Sebewang Project, Imperial Holly
 Corp., Series 1998 A,
 6.250% 11/01/15.....................                --          --  2,250,000   2,226,690  2,250,000   2,226,690
                                                        -----------            -----------            -----------
Food Products Total..................                    11,820,962             12,560,921             24,381,883
                                                        -----------            -----------            -----------
Forest Products......................  0.7%
FL Escambia County Environmental
 Improvement Revenue
 Series 2003 A, AMT,
 5.750% 11/01/27.....................           550,000     556,083  2,200,000   2,224,332  2,750,000   2,780,415
IA Cedar Rapids Weyerhaeuser Co.
 Project, Series 1984,
 9.000% 08/01/14.....................                --          --  1,000,000   1,214,670  1,000,000   1,214,670
MN International Falls Boise Cascade
 Corp., Series 1999, AMT,
 6.850% 12/01/29.....................                --          --  5,425,000   5,725,545  5,425,000   5,725,545
WA Port Longview Industrial
 Development Corp. Weyerhaeuser
 Corp., Series 1992, AMT,
 6.875% 10/01/08.....................         4,750,000   5,266,515         --          --  4,750,000   5,266,515
                                                        -----------            -----------            -----------
Forest Products Total................                     5,822,598              9,164,547             14,987,145
                                                        -----------            -----------            -----------
Manufacturing........................  0.6%
IL Will-Kankakee Regional
 Development Authority Flanders
 Corp./ Precisionaire Project, Series
 1997, AMT, 6.500% 12/15/17..........                --          --  2,450,000   2,463,205  2,450,000   2,463,205
KS Wichita Airport Authority Cessna
 Citation Service Center,
 Series 2002 A, AMT,
 6.250% 06/15/32.....................                --          --  5,000,000   5,285,850  5,000,000   5,285,850

                                              Columbia Managed           Columbia                Columbia
                                              Municipals Fund         Tax-Exempt Fund         Tax-Exempt Fund
                                      %         Target Fund           Acquiring Fund        Pro-Forma Combined
                                    of Net ---------------------- ----------------------- -----------------------
                                    Assets    Par        Value        Par        Value        Par        Value
                                    ------ ---------- ----------- ----------- ----------- ----------- -----------
MN Alexandria Industrial
 Development Revenue Bonds
 Seluemed Ltd. LLP Project, Series
 1998, AMT, 5.850% 03/01/18........        $       -- $        -- $   830,000 $   831,693 $   830,000 $   831,693
MO State Development Finance
 Board Procter & Gamble Co.,
 Series 1999, AMT,
 5.200% 03/15/29...................         1,000,000   1,033,590   3,000,000   3,100,770   4,000,000   4,134,360
                                                      -----------             -----------             -----------
Manufacturing Total................                     1,033,590              11,681,518              12,715,108
                                                      -----------             -----------             -----------
Metals & Mining....................   0.1%
NV State Department of Business &
 Industry Wheeling-Pittsburgh Steel
 Corp., Series 1999 A, AMT,
 8.000% 09/01/14 (d)...............                --          --   1,205,323   1,077,570   1,205,323   1,077,570
PA Bucks County Industrial
 Development Jorgensen Steel,
 Series 1980, 9.000% 06/01/05......                --          --     500,000     507,780     500,000     507,780
                                                      -----------             -----------             -----------
Metals & Mining Total..............                            --               1,585,350               1,585,350
                                                      -----------             -----------             -----------
Oil & Gas..........................   0.2%
NJ Middlesex County Pollution
 Control Amerada Hess Corp.,
 Series 2004, 6.050% 09/15/34......           240,000     250,370     900,000     938,889   1,140,000   1,189,259
VI Public Finance Authority Hovensa
 Refinery, Series 2003, AMT,
 6.125% 07/01/22...................           875,000     932,584   2,100,000   2,238,201   2,975,000   3,170,785
                                                      -----------             -----------             -----------
Oil & Gas Total....................                     1,182,954               3,177,090               4,360,044
                                                      -----------             -----------             -----------
Other Industrial Development
 Bonds.............................   0.0%
MI State Strategic Fund Obligation
 Ltd. NSF International Project,
 Series 2004, 5.250% 08/01/26......           600,000     607,458          --          --     600,000     607,458
                                                      -----------             -----------             -----------
Other Industrial Development
 Bonds Total.......................                       607,458                      --                 607,458
                                                      -----------             -----------             -----------
INDUSTRIAL TOTAL...................                    20,467,562              38,169,426              58,636,988
                                                      -----------             -----------             -----------
OTHER..............................  17.1%
Pool/Bond Bank.....................   0.8%
FL State Municipal Loan Council
 Series 2000 A, Insured: MBIA
 (a) 04/01/21......................                --          --   1,000,000     452,320   1,000,000     452,320
MA State Water Pollution Abatement
 Trust Series 1999 A,
 6.000% 08/01/17...................                --          --  10,000,000  11,906,100  10,000,000  11,906,100
NY State Environmental Facilities
 Corp. New York City Municipal
 Water Project K, Series 2002,
 5.500% 06/15/17...................                --          --   4,795,000   5,519,285   4,795,000   5,519,285
                                                      -----------             -----------             -----------
Pool/Bond Bank Total...............                            --              17,877,705              17,877,705
                                                      -----------             -----------             -----------
Refunded/Escrowed (i)..............  16.0%
AK Anchorage Ice Rink Revenue,
 Series 1998, 6.250% 01/01/12......                --          --   1,770,000   1,957,868   1,770,000   1,957,868
AZ Maricopa County Industrial
 Development Authority: Advantage
 Point, Series 1996 A,
 6.625% 07/01/26...................                --          --   2,750,000   2,977,233   2,750,000   2,977,233

                                               Columbia Managed            Columbia                Columbia
                                                Municipals Fund         Tax-Exempt Fund         Tax-Exempt Fund
                                       %          Target Fund           Acquiring Fund        Pro-Forma Combined
                                     of Net ----------------------- ----------------------- -----------------------
                                     Assets     Par        Value        Par        Value        Par        Value
                                     ------ ----------- ----------- ----------- ----------- ----------- -----------
Single Family, Series 1984,
 (a) 02/01/16.......................        $        -- $        -- $ 4,500,000 $ 2,713,635 $ 4,500,000 $ 2,713,635
AZ Pima County Industrial
 Development Authority Series
 1989, AMT, 8.200% 09/01/21.........                 --          --  12,370,000  17,123,420  12,370,000  17,123,420
CA Foothill/Eastern Transportation
 Corridor Agency Series 1995 A,
 (a) 01/01/18.......................         10,000,000   5,529,000          --          --  10,000,000   5,529,000
CA Palmdale Community
 Redevelopment Agency, AMT:
 Series 1986 A, Insured: FHA
 8.000% 03/01/16....................                 --          --   3,000,000   4,068,720   3,000,000   4,068,720
Series 1986 D, Insured: MBIA
 8.000% 04/01/16....................                 --          --   7,000,000   9,508,310   7,000,000   9,508,310
CA Perris Community Facilities
 District Series 1991 2-90,
 8.750% 10/01/21....................                 --          --   6,165,000   9,424,436   6,165,000   9,424,436
CA Pomona Series 1990 A, Insured:
 GNMA 7.600% 05/01/23...............                 --          --  10,000,000  13,170,400  10,000,000  13,170,400
CA Riverside County Series 1988,
 AMT, Insured: GNMA
 8.300% 11/01/12....................                 --          --  10,000,000  13,063,400  10,000,000  13,063,400
CO Mesa County Series 1992,
 (a) 12/01/11.......................                 --          --   5,905,000   4,514,904   5,905,000   4,514,904
FL Jacksonville Transportation
 Authority Series 1985,
 9.200% 01/01/15....................          2,000,000   2,746,700          --          --   2,000,000   2,746,700
FL Melbourne Series 2000 A,
 Insured: FGIC (a) 10/01/19.........                 --          --     600,000     302,052     600,000     302,052
FL Orlando Utilities Commission
 Water & Electric Revenue Series
 1989 D, 6.750% 10/01/17............                 --          --   3,750,000   4,627,725   3,750,000   4,627,725
FL Seminole County Series 1992,
 Insured: MBIA
 6.000% 10/01/19....................                 --          --   1,030,000   1,244,570   1,030,000   1,244,570
FL State Mid-Bay Bridge Authority
 Series 1991 A,
 6.875% 10/01/22....................                 --          --   2,000,000   2,610,620   2,000,000   2,610,620
FL Tampa Bay Water Utility System
 Series 1991, Insured: FGIC
 9.580% 10/01/29 (c) (d)............                 --          --     500,000     644,190     500,000     644,190
GA Forsyth County Hospital
 Authority Georgia Baptist
 Healthcare System, Series 1998,
 6.000% 10/01/08....................                 --          --     620,000     664,851     620,000     664,851
GA Fulton County Series 1992,
 Insured: FGIC
 6.375% 01/01/14....................         13,270,000  15,648,780          --          --  13,270,000  15,648,780
GA State Municipal Electric
 Authority Series 1991, Insured:
 MBIA 6.600% 01/01/18...............          3,600,000   4,430,160          --          --   3,600,000   4,430,160
ID State Health Facilities Authority
 IHC Hospitals, Inc., Series 1992,
 6.650% 02/15/21....................          1,200,000   1,528,908   4,800,000   6,115,632   6,000,000   7,644,540
IL Metropolitan Pier & Exposition
 Authority Series 1996 A, Insured:
 MBIA (a) 06/15/12..................          2,655,000   1,992,047          --          --   2,655,000   1,992,047

                                              Columbia Managed           Columbia                Columbia
                                               Municipals Fund        Tax-Exempt Fund         Tax-Exempt Fund
                                       %         Target Fund          Acquiring Fund        Pro-Forma Combined
                                     of Net --------------------- ----------------------- -----------------------
                                     Assets    Par       Value        Par        Value        Par        Value
                                     ------ ---------- ---------- ----------- ----------- ----------- -----------
MA State College Building Authority
 Series 1999 A, Insured: MBIA:
  (a) 05/01/19......................        $       -- $       -- $ 7,710,000 $ 3,912,594 $ 7,710,000 $ 3,912,594
  (a) 05/01/20......................                --         --   7,750,000   3,718,373   7,750,000   3,718,373
MA State Turnpike Authority
 Series 1993 A, Insured: FGIC:
  5.000% 01/01/20...................                --         --  12,665,000  13,742,665  12,665,000  13,742,665
  5.000% 01/01/20...................                --         --   3,610,000   3,917,175   3,610,000   3,917,175
  5.125% 01/01/23...................                --         --   3,600,000   3,943,332   3,600,000   3,943,332
MI Kalamazoo Hospital Finance
 Authority Borgess Medical Center,
 Series 1994 A, Insured: FGIC
 6.250% 06/01/14....................                --         --   1,000,000   1,196,540   1,000,000   1,196,540
MI Romulus Tax Increment Finance
 Authority Series 1994,
 6.750% 11/01/19....................                --         --     500,000     538,200     500,000     538,200
MN Dakota & Washington Counties
 Housing & Redevelopment
 Authority Series 1988, AMT,
 Insured: GNMA 8.150% 09/01/16......                --         --     235,000     322,399     235,000     322,399
MN Metropolitan Council Hubert H.
 Humphrey Metrodome, Series 1992,
 6.000% 10/01/09....................                --         --     300,000     303,828     300,000     303,828
MN Moorhead Series 1979, Insured:
 FHA 7.100% 08/01/11................                --         --      20,000      22,854      20,000      22,854
MN Western Minnesota Municipal
 Power Agency Series 1983 A,
 Insured: MBIA 9.750% 01/01/16......                --         --   1,000,000   1,502,690   1,000,000   1,502,690
NC Eastern Municipal Power Agency:
 Series 1987 A, 4.500% 01/01/24.....                --         --   1,750,000   1,784,510   1,750,000   1,784,510
  Series 1991 A:
   5.000% 01/01/21..................                --         --   8,735,000   9,479,135   8,735,000   9,479,135
   6.500% 01/01/18..................         4,315,000  5,395,519   1,500,000   1,875,615   5,815,000   7,271,134
NC Lincoln County Lincoln County
 Hospital, Series 1991,
 9.000% 05/01/07....................                --         --     295,000     320,730     295,000     320,730
NC Randolph County Series 2000,
 Insured: FSA 5.750% 06/01/22.......                --         --     250,000     282,375     250,000     282,375
NC State Medical Care Commission
 Annie Penn Memorial Hospital,
 Series 1998, 5.375% 01/01/22.......                --         --     500,000     545,105     500,000     545,105
NJ State Transportation Trust Fund
 Authority Series 1995 B, Insured:
 MBIA 7.000% 06/15/12...............                --         --  10,135,000  12,460,678  10,135,000  12,460,678
NJ State Turnpike Authority Series
 1991 C, Insured: MBIA
 6.500% 01/01/16....................                --         --  13,695,000  16,427,289  13,695,000  16,427,289
NY Triborough Bridge & Tunnel
 Authority Series 1992, Insured: CAP
 6.125% 01/01/21....................                --         --   7,000,000   8,487,570   7,000,000   8,487,570
Series 1992 Y, Insured: MBIA
  5.500% 01/01/17...................                                2,000,000   2,270,980   2,000,000   2,270,980
  6.125% 01/01/21...................         5,500,000  6,668,805   8,500,000  10,306,335  14,000,000  16,975,140
OH Cleveland-Cuyahoga County Port
 Authority Oglebay Northern Co.
 Project, Series 1997-1, AMT,
 6.000% 03/01/07....................           160,000    168,504          --          --     160,000     168,504

                                               Columbia Managed            Columbia                 Columbia
                                               Municipals Fund         Tax-Exempt Fund          Tax-Exempt Fund
                                       %         Target Fund            Acquiring Fund         Pro-Forma Combined
                                     of Net ---------------------- ------------------------ ------------------------
                                     Assets    Par        Value        Par        Value         Par        Value
                                     ------ ---------- ----------- ----------- ------------ ----------- ------------
OH Hilliard School District Series
 1995 A, Insured: FGIC
 (a) 12/01/12.......................        $2,505,000 $ 1,820,258 $        -- $         -- $ 2,505,000 $  1,820,258
OH State Water Development
 Authority Series 1990-1, Insured:
 AMBAC 6.000% 12/01/16..............         1,000,000   1,152,250          --           --   1,000,000    1,152,250
OK Oklahoma City Industrial &
 Cultural Facilities Trust Hillcrest
 Health Center, Series 1988,
 6.400% 08/01/14....................                --          --   4,320,000    4,837,925   4,320,000    4,837,925
OR Saint Charles Memorial
 Hospital, Inc. Series 1973 A,
 6.750% 01/01/06....................                --          --      63,000       64,504      63,000       64,504
OR Washington County School
 District No. 48J, Series 1998,
 5.000% 08/01/17....................                --          --     400,000      433,232     400,000      433,232
PA Convention Center Authority
 Series 1989 A, Insured: FGIC
 6.000% 09/01/19....................                --          --  14,010,000   16,759,042  14,010,000   16,759,042
PA Westmoreland County
 Municipal Authority Series 2000
 A, Insured: FGIC (a) 08/15/23......                --          --   5,000,000    1,934,750   5,000,000    1,934,750
PR Commonwealth of Puerto Rico
 Public Finance Corp., Series
 2002 E, 6.000% 08/01/26............                --          --     230,000      270,004     230,000      270,004
SC Calhoun County Solid Waste
 Disposal Facilities, Eastman
 Kodak Co., Series 1992, AMT,
 6.750% 05/01/17....................         3,000,000   3,707,970          --           --   3,000,000    3,707,970
SC Piedmont Municipal
 Power Agency Series 1993,
 Insured: MBIA
  5.375% 01/01/25...................                --          --     435,000      481,636     435,000      481,636
  5.375% 01/01/25...................                --          --   3,960,000    4,422,884   3,960,000    4,422,884
Series 1988, Insured: AMBAC
  (a) 01/01/13......................                --          --   9,800,000    6,802,964   9,800,000    6,802,964
  (a) 01/01/13......................                --          --  18,585,000   12,246,214  18,585,000   12,246,214
TN Shelby County, Health,
 Education & Housing Facilities
 Board Open Arms Development
 Center: Series 1992 A,
 9.750% 08/01/19....................                --          --   3,610,000    4,361,133   3,610,000    4,361,133
  Series 1992 C, 9.750% 08/01/19....                --          --   3,615,000    4,367,173   3,615,000    4,367,173
TX Houston Water & Sewer
 System: Series 1998, Insured:
 FSA (a) 12/01/23...................         2,515,000     962,314          --           --   2,515,000      962,314
  Series 1998 A, Insured: FSA (a)
   12/01/19.........................                --          --  25,155,000   12,275,137  25,155,000   12,275,137
TX State Municipal Power Agency
 Series 1989, Insured: AMBAC
 (a) 09/01/08.......................            75,000      67,038          --           --      75,000       67,038
TX State Research Laboratory
 Commission Finance Authority,
 Superconducting Super Collider,
 Series 1991, 6.950% 12/01/12.......                --          --  10,000,000   11,769,500  10,000,000   11,769,500
WV State Hospital Finance
 Authority Charleston Medical
 Center, Series 2000 A,
 6.750% 09/01/30....................         1,610,000   1,917,703   8,800,000   10,481,856  10,410,000   12,399,559
                                                       -----------             ------------             ------------
Refunded/ Escrowed Total............                    53,735,956              283,600,892              337,336,848
                                                       -----------             ------------             ------------

                                              Columbia Managed           Columbia                Columbia
                                              Municipals Fund         Tax-Exempt Fund         Tax-Exempt Fund
                                      %         Target Fund           Acquiring Fund        Pro-Forma Combined
                                    of Net ---------------------- ----------------------- -----------------------
                                    Assets    Par        Value       Par        Value        Par        Value
                                    ------ ---------- ----------- ---------- ------------ ---------- ------------
Tobacco............................  0.3%
NJ Tobacco Settlement Financing
 Corp. Series 2003,
 6.750% 06/01/39...................        $1,415,000 $ 1,411,236 $4,750,000 $  4,737,365 $6,165,000 $  6,148,601
                                                      -----------            ------------            ------------
Tobacco Total......................                     1,411,236               4,737,365               6,148,601
                                                      -----------            ------------            ------------
OTHER TOTAL........................                    55,147,192             306,215,962             361,363,154
                                                      -----------            ------------            ------------
OTHER REVENUE......................  1.9%
HOTELS.............................  0.1%
MA Boston Industrial Development
 Finance Authority, Crosstown
 Center Project, Series 2002, AMT,
 6.500% 09/01/35...................                --          --  3,000,000    2,937,150  3,000,000    2,937,150
                                                      -----------            ------------            ------------
Hotels Total.......................                            --               2,937,150               2,937,150
                                                      -----------            ------------            ------------
Recreation.........................  1.6%
CA Aqua Caliente Band Cahuilla
 Indians 6.000% 07/01/18...........           350,000     360,500  1,400,000    1,442,000  1,750,000    1,802,500
CA Cabazon Band Mission Indians
  8.375% 10/01/15 (d)..............           595,000     593,816  1,780,000    1,776,458  2,375,000    2,370,274
  8.750% 07/01/19 (d)..............         2,100,000   2,095,758  6,210,000    6,197,456  8,310,000    8,293,214
CO Metropolitan Football Stadium
 District Series 1999 A, Insured:
 MBIA (a) 01/01/11.................                --          --  3,650,000    2,897,115  3,650,000    2,897,115
FL Capital Trust Agency Seminole
 Tribe Convention Center, Series
 2002 A, 10.000% 10/01/33 (d)......         1,500,000   1,838,055  7,500,000    9,190,275  9,000,000   11,028,330
IA State Vision Special Fund Series
 2001, Insured: MBIA
 5.500% 02/15/18...................                --          --  5,920,000    6,764,902  5,920,000    6,764,902
                                                      -----------            ------------            ------------
Recreation Total...................                     4,888,129              28,268,206              33,156,335
                                                      -----------            ------------            ------------
Retail.............................  0.2%
NJ State Economic Development
 Authority Glimcher Properties LP
 Project, Series 1998, AMT,
 6.000% 11/01/28...................           850,000     831,955  3,400,000    3,327,818  4,250,000    4,159,773
OH Lake County North Madison
 Properties Ltd. Project, Series
 1993, 8.819% 09/01/11.............           165,000     164,820         --           --    165,000      164,820
                                                      -----------            ------------            ------------
Retail Total.......................                       996,775               3,327,818               4,324,593
                                                      -----------            ------------            ------------
OTHER REVENUE TOTAL................                     5,884,904              34,533,174              40,418,078
                                                      -----------            ------------            ------------
RESOURCE RECOVERY..................  0.5%
Disposal...........................  0.3%
IL Development Finance Authority
 Waste Management, Inc., Series
 1997, AMT, 5.050% 01/01/10........           500,000     520,890  2,500,000    2,604,450  3,000,000    3,125,340
MI State Strategic Fund United
 Waste Systems, Inc., Series 1995,
 AMT, 5.200% 04/01/10..............           500,000     525,115    500,000      525,115  1,000,000    1,050,230
NV State Department of Business &
 Industry Republic Services, Inc.,
 Series 2003, AMT,
 5.625% 12/01/26 (c)...............           500,000     536,785  1,500,000    1,610,355  2,000,000    2,147,140
                                                      -----------            ------------            ------------
Disposal Total.....................                     1,582,790               4,739,920               6,322,710
                                                      -----------            ------------            ------------

                                                  Columbia Managed           Columbia               Columbia
                                                   Municipals Fund       Tax-Exempt Fund        Tax-Exempt Fund
                                           %         Target Fund          Acquiring Fund       Pro-Forma Combined
                                         of Net --------------------- ---------------------- ----------------------
                                         Assets    Par       Value       Par        Value       Par        Value
                                         ------ ---------- ---------- ---------- ----------- ---------- -----------
Resource Recovery.......................   0.2%
FL Palm Beach County Solid Waste
 Authority Series 1998 A,
 Insured: AMBAC
 (a) 10/01/12...........................        $       -- $       -- $1,855,000 $ 1,349,661 $1,855,000 $ 1,349,661
MA State Industrial Finance Agency
 Ogden Haverhill Project,
 Series 1998 A, AMT,
 5.400% 12/01/11........................                --         --  3,300,000   3,330,426  3,300,000   3,330,426
                                                           ----------            -----------            -----------
Resource Recovery Total.................                           --              4,680,087              4,680,087
                                                           ----------            -----------            -----------
RESOURCE RECOVERY TOTAL.................                    1,582,790              9,420,007             11,002,797
                                                           ----------            -----------            -----------
TAX-BACKED..............................  33.4%
Local Appropriated......................   2.6%
CA Los Angeles County Schools Series
 1999 A, Insured: AMBAC
  (a) 08/01/22..........................                --         --  2,180,000     884,644  2,180,000     884,644
CA San Bernardino County
 Series 2002 A, Insured: MBIA
 5.000% 07/01/15........................         2,210,000  2,403,110         --          --  2,210,000   2,403,110
FL Hillsborough County School Board
 Series 1998 A, Insured: MBIA
 5.500% 07/01/16........................                --         --  1,060,000   1,205,188  1,060,000   1,205,188
IL Chicago Board of Education General
 Obligation Lease Certificates, Series
 1992 A, Insured: MBIA:
  6.000% 01/01/16.......................         5,000,000  5,868,600         --          --  5,000,000   5,868,600
  6.000% 01/01/20.......................                --         --  8,000,000   9,537,200  8,000,000   9,537,200
  6.250% 01/01/15.......................                --         --  8,400,000   9,848,664  8,400,000   9,848,664
IN Beech Grove School Building Corp.
 Series 1996, Insured: MBIA
 6.250% 07/05/16........................                --         --  2,265,000   2,680,106  2,265,000   2,680,106
IN Crown Point School Building Corp.
 Series 2000, Insured: MBIA
  (a) 01/15/19..........................         1,665,000    842,656  6,500,000   3,289,650  8,165,000   4,132,306
MN Hibbing Economic Development
 Authority Series 1997,
 6.400% 02/01/12........................                --         --    500,000     511,560    500,000     511,560
MO St. Louis Industrial Development
 Authority St. Louis Convention
 Center, Series 2000,
 Insured: AMBAC
  (a) 07/15/18..........................                --         --  2,000,000   1,049,380  2,000,000   1,049,380
NC Rowan County Justice Center
 Project, Series 1992,
 6.250% 12/01/07........................                --         --    355,000     374,930    355,000     374,930
SC Greenville County School District
 Series 2002, 5.875% 12/01/17...........                --         --  8,000,000   8,919,760  8,000,000   8,919,760
TX Cesar E. Chavez High School
 Series 1998 A, Insured: AMBAC:
  (a) 09/15/18..........................                --         --  3,885,000   2,003,417  3,885,000   2,003,417
  (a) 09/15/20..........................                --         --  3,885,000   1,781,117  3,885,000   1,781,117
TX Houston Independent School District
 Public Facilities Corp.: Series 1998 A,
 Insured: AMBAC
  (a) 09/15/14..........................                --         --  3,885,000   2,534,030  3,885,000   2,534,030
  Series 1998 B, Insured: AMBAC
  (a) 09/15/15..........................                --         --  2,000,000   1,231,920  2,000,000   1,231,920
                                                           ----------            -----------            -----------
Local Appropriated Total................                    9,114,366             45,851,566             54,965,932
                                                           ----------            -----------            -----------

                                               Columbia Managed           Columbia                Columbia
                                                Municipals Fund        Tax-Exempt Fund         Tax-Exempt Fund
                                        %         Target Fund          Acquiring Fund        Pro-Forma Combined
                                      of Net --------------------- ----------------------- -----------------------
                                      Assets    Par       Value        Par        Value        Par        Value
                                      ------ ---------- ---------- ----------- ----------- ----------- -----------
Local General Obligations............  12.5%
AK North Slope Borough
 Series 1999 B, Insured: MBIA
 (a) 06/30/10........................        $2,515,000 $2,055,082 $10,000,000 $ 8,171,300 $12,515,000 $10,226,382
  Series 2000 B, Insured: MBIA                2,000,000  1,634,540  18,000,000  14,710,860  20,000,000  16,345,400
  (a) 06/30/10.......................
  Series 2001 A, Insured: MBIA                5,000,000  3,686,350  18,000,000  13,270,860  23,000,000  16,957,210
  (a) 06/30/12.......................
CA Benicia Unified School District
 Series 1997 A, Insured: FGIC
 (a) 08/01/21........................                --         --   5,955,000   2,597,392   5,955,000   2,597,392
CA Corona-Norco Unified School
 District Series 2001 C,
 Insured: FGIC
 (a) 09/01/18........................                --         --   1,390,000     722,981   1,390,000     722,981
CA Golden West School Financing
 Authority Series 1999 A,
 Insured: MBIA
  (a) 08/01/14.......................                --         --   3,980,000   2,621,029   3,980,000   2,621,029
  (a) 08/01/15.......................         1,500,000    931,065          --          --   1,500,000     931,065
CA Los Angeles Unified School
 District Series 2002, Insured: MBIA
 5.750% 07/01/16.....................           400,000    466,000   2,500,000   2,912,500   2,900,000   3,378,500
CA Modesto High School District
 Series 2002 A, Insured: FGIC
  (a) 08/01/17.......................                --         --   2,500,000   1,384,375   2,500,000   1,384,375
CA Morgan Hill Unified School
 District Series 2002, Insured: FGIC
  (a) 08/01/22.......................                --         --   3,345,000   1,369,142   3,345,000   1,369,142
CA San Juan Unified School District
 Series 2001, Insured: FSA:
  (a) 08/01/17.......................                --         --   1,525,000     844,469   1,525,000     844,469
  (a) 08/01/18.......................                --         --   1,785,000     932,109   1,785,000     932,109
CA Vallejo City Unified School
 District Series 2002 A, Insured:
 MBIA 5.900% 02/01/20................                --         --   1,000,000   1,186,750   1,000,000   1,186,750
CA West Contra Costa Unified School
 District Series 2001 B, Insured:
 MBIA 6.000% 08/01/24................           465,000    555,373   1,855,000   2,215,519   2,320,000   2,770,892
CA Yuba City Unified School District
 Series 2000, Insured: FGIC
  (a) 09/01/18.......................         1,160,000    603,351          --          --   1,160,000     603,351
CO El Paso County School District No.
 11 Series 1996:
  7.100% 12/01/16....................                --         --   2,105,000   2,714,271   2,105,000   2,714,271
  7.125% 12/01/20....................                --         --   7,350,000   9,555,441   7,350,000   9,555,441
GA Fulton County School District
 Series 1998, Insured: MBIA
 5.500% 01/01/21.....................                --         --   5,745,000   6,575,440   5,745,000   6,575,440
IL Champaign County Series 1999,
 Insured: FGIC
  8.250% 01/01/20....................         1,015,000  1,436,174          --          --   1,015,000   1,436,174
  8.250% 01/01/23....................                --         --   1,420,000   2,043,863   1,420,000   2,043,863
IL Chicago Series 1999, Insured: FGIC
 5.500% 01/01/23.....................         2,250,000  2,550,330   7,500,000   8,501,100   9,750,000  11,051,430
IL Chicago Board of Education Series
 1996, Insured: MBIA
 6.250% 12/01/12.....................         2,500,000  2,948,925          --          --   2,500,000   2,948,925

                                                Columbia Managed           Columbia                Columbia
                                                 Municipals Fund        Tax-Exempt Fund         Tax-Exempt Fund
                                         %         Target Fund          Acquiring Fund        Pro-Forma Combined
                                       of Net --------------------- ----------------------- -----------------------
                                       Assets    Par       Value        Par        Value        Par        Value
                                       ------ ---------- ---------- ----------- ----------- ----------- -----------
Series 1998 B-1, Insured: FGIC:
  (a) 12/01/10........................        $       -- $       -- $ 3,905,000 $ 3,131,771 $ 3,905,000 $ 3,131,771
  (a) 12/01/13........................                --         --  13,400,000   9,165,198  13,400,000   9,165,198
  (a) 12/01/21........................         1,500,000    643,485   6,500,000   2,788,435   8,000,000   3,431,920
  (a) 12/01/22........................                --         --  25,200,000  10,154,592  25,200,000  10,154,592
Series 1999 A, Insured: FGIC:
  (a) 12/01/09........................                --         --   5,000,000   4,215,650   5,000,000   4,215,650
  5.250% 12/01/17.....................                --         --   5,000,000   5,575,050   5,000,000   5,575,050
IL Coles & Cumberland Counties
 Unified School District, Series 2000,
 Insured: FSA
  (a) 12/01/12........................                --         --   3,030,000   2,193,144   3,030,000   2,193,144
IL Cook County School District No.
 102 Series 2001, Insured: FGIC
  (a) 12/01/20........................         3,065,000  1,397,150          --          --   3,065,000   1,397,150
IL De Kalb County Community
 Unified School District No. 424
 Series 2001, Insured: AMBAC:
  (a) 01/01/20........................                --         --   2,575,000   1,227,812   2,575,000   1,227,812
  (a) 01/01/21........................                --         --   2,675,000   1,201,129   2,675,000   1,201,129
IL Du Page County Community High
 School District No. 99 Series 1998,
 Insured: FSA:
  (a) 12/01/10........................                --         --   2,245,000   1,800,468   2,245,000   1,800,468
  (a) 12/01/11........................                --         --   1,280,000     973,978   1,280,000     973,978
IL Lake & McHenry Counties Unified
 School District Series 1998,
 Insured: FGIC:
  (a) 02/01/09........................                --         --   2,355,000   2,053,160   2,355,000   2,053,160
  (a) 02/01/10........................                --         --   2,060,000   1,715,032   2,060,000   1,715,032
IL Lake County School District No. 56
 Series 1997, Insured: FGIC
 9.000% 01/01/17......................                --         --  10,440,000  15,101,147  10,440,000  15,101,147
IL State Development Finance
 Authority Elgin School District No.
 U46, Series 2001, Insured: FSA
  (a) 01/01/16........................                --         --   2,660,000   1,603,155   2,660,000   1,603,155
IL Will County United School District
 No. 365-UVY Series 1999 B,
 Insured: FSA
  (a) 11/01/18........................         1,900,000    977,778   1,470,000     756,491   3,370,000   1,734,269
IL Will County Forest Preservation
 District Series 1999, Insured: FGIC
  (a) 12/01/16........................         1,000,000    577,980          --          --   1,000,000     577,980
KS Johnson County Unified School
 District No. 2 Series 2001 B,
 Insured: FGIC 5.500% 09/01/17                        --         --   6,545,000   7,517,783   6,545,000   7,517,783
KS Wyandotte County Series 1998,
 Insured: MBIA 4.500% 09/01/28........                --         --   2,900,000   2,780,868   2,900,000   2,780,868
LA New Orleans Series 1991, Insured:
 AMBAC
  (a) 09/01/12........................         6,250,000  4,587,125          --          --   6,250,000   4,587,125
MI Holland School District
 Series 1992, Insured: AMBAC
  (a) 05/01/17........................                --         --   1,190,000     674,004   1,190,000     674,004
MI Paw Paw Public School District
 Series 1998, Insured: FGIC
 5.000% 05/01/25......................                --         --   1,020,000   1,077,793   1,020,000   1,077,793

                                                   Columbia Managed          Columbia              Columbia
                                                    Municipals Fund       Tax-Exempt Fund       Tax-Exempt Fund
                                            %         Target Fund         Acquiring Fund      Pro-Forma Combined
                                          of Net --------------------- --------------------- ---------------------
                                          Assets    Par       Value       Par       Value       Par       Value
                                          ------ ---------- ---------- ---------- ---------- ---------- ----------
MI Redford Unified School District Series
 1997, Insured: AMBAC
 5.000% 05/01/22.........................        $       -- $       -- $  650,000 $  697,086 $  650,000 $  697,086
MI St. Johns Public School
 Series 1998, Insured: FGIC
 5.100% 05/01/25.........................                --         --  1,790,000  1,915,014  1,790,000  1,915,014
MN Rosemount Independent School
 District No. 196 Series 1994 B,
 Insured: FGIC,
  (a) 06/01/10...........................                --         --    775,000    640,297    775,000    640,297
MO Springfield School District No. R-12
 Series 1991 B, Insured: FGIC
 9.500% 03/01/07.........................           600,000    691,620         --         --    600,000    691,620
NE Omaha Convention Center/Arena
 Series 2004, 5.250% 04/01/23............         1,000,000  1,112,850  4,000,000  4,451,400  5,000,000  5,564,250
OH Adams County Ohio Valley Local
 School District Series 1995, Insured:
 MBIA 7.000% 12/01/15....................         3,000,000  3,734,880         --         --  3,000,000  3,734,880
OH Beavercreek Local School District
 Series 1996, Insured: FGIC
 6.600% 12/01/15.........................         2,500,000  3,068,175         --         --  2,500,000  3,068,175
OH Crooksville Exempt Village School
 District Series 1986,
 7.375% 12/01/07.........................            25,000     27,996         --         --     25,000     27,996
OH Cuyahoga County Series 1993 A,
 Insured: MBIA
  (a) 10/01/12...........................         1,000,000    734,880         --         --  1,000,000    734,880
OH Dublin City School District
 Series 1997, Insured: MBIA
  (a) 12/01/11...........................           900,000    691,443         --         --    900,000    691,443
OH Eastern Local School District Brown
 & Highland Counties Series 1995,
 Insured: FGIC 6.250% 12/01/17...........         1,160,000  1,406,813         --         --  1,160,000  1,406,813
OH Gahanna-Jefferson City
 School District Series 1993,
 Insured: AMBAC
  (a) 12/01/11...........................           795,000    611,617         --         --    795,000    611,617
OH Hilliard School District Series 2000,
 Insured: FGIC 5.750% 12/01/24...........         1,000,000  1,113,040         --         --  1,000,000  1,113,040
OH Kings Local School District
 Series 1995, Insured: FGIC
  7.500% 12/01/16........................         2,110,000  2,721,647         --         --  2,110,000  2,721,647
OH Lakota Local School District
 Series 2001, Insured: FGIC
 5.500% 12/01/18.........................         1,460,000  1,679,496         --         --  1,460,000  1,679,496
OH Massillion City School District
 Series 2002, Insured: AMBAC:
  (a) 12/01/09...........................           900,000    764,667         --         --    900,000    764,667
  (a) 12/01/11...........................         1,000,000    769,010         --         --  1,000,000    769,010
OH Monroe Local School District
 Series 2002, Insured: AMBAC
 5.750% 12/01/19.........................         1,195,000  1,408,415         --         --  1,195,000  1,408,415
OH North Fork Local School District
 Series 2001, Insured: FSA
 5.750% 12/01/17.........................           510,000    600,372         --         --    510,000    600,372

                                               Columbia Managed           Columbia                Columbia
                                                Municipals Fund        Tax-Exempt Fund         Tax-Exempt Fund
                                        %         Target Fund          Acquiring Fund        Pro-Forma Combined
                                      of Net --------------------- ----------------------- -----------------------
                                      Assets    Par       Value        Par        Value        Par        Value
                                      ------ ---------- ---------- ----------- ----------- ----------- -----------
OH Pickerington Local School District
 Series 2001,
 Insured: FGIC:
  (a) 12/01/14.......................        $       -- $       -- $ 2,000,000 $ 1,309,620 $ 2,000,000 $ 1,309,620
  (a) 12/01/15.......................                --         --   1,500,000     930,420   1,500,000     930,420
  (a) 12/01/16.......................         1,340,000    785,468          --          --   1,340,000     785,468
OH River Valley School District
 School Facilities Construction &
 Improvement Series 2001, Insured:
 FSA 5.250% 11/01/23.................           500,000    554,860          --          --     500,000     554,860
OH Shaker Heights City School
 District Series 1990 A,
 7.100% 12/15/10.....................           620,000    702,683          --          --     620,000     702,683
OH Southwest Licking Local School
 District Series 1999, Insured: FGIC
 5.750% 12/01/16.....................           400,000    466,628          --          --     400,000     466,628
OH Tri-County North Local School
 District Series 1986,
 8.125% 12/01/06.....................            75,000     82,418          --          --      75,000      82,418
OH West Chester Township Series
 2002, Insured: AMBAC
 5.750% 12/01/20.....................         1,000,000  1,179,280          --          --   1,000,000   1,179,280
OR Marion County School District No.
 103C Series 1995 A, Insured: FGIC
 6.000% 11/01/05.....................                --         --     160,000     165,683     160,000     165,683
OR Tualatin Hills Parks & Recreation
 District Series 1998, Insured: FGIC
 5.750% 03/01/15.....................                --         --   1,000,000   1,160,550   1,000,000   1,160,550
OR Washington, Multnomah &
 Yamhill Counties School District
 Series 1998, 5.000% 11/01/14........                --         --     900,000     992,052     900,000     992,052
PA Cornwall-Lebanon School District
 Series 2001, Insured: FSA
  (a) 03/15/18.......................                --         --   3,020,000   1,611,865   3,020,000   1,611,865
PA Westmoreland County
 Series 2000 A, Insured: MBIA
  (a) 06/01/13.......................                --         --   3,000,000   2,112,120   3,000,000   2,112,120
TX Dallas County Flood Control
 District Series 2002,
 7.250% 04/01/32.....................         1,500,000  1,554,840   6,000,000   6,219,360   7,500,000   7,774,200
TX Hurst Euless Bedford Independent
 School District Series 1998,
 Insured: PFSG 4.500% 08/15/25.......                --         --  16,000,000  15,495,840  16,000,000  15,495,840
TX North East Independent School
 District Series 1999, Insured:
 PFSG 4.500% 10/01/28................                --         --   6,000,000   5,674,800   6,000,000   5,674,800
TX Williamson County Series 2002,
 Insured: FSA:
  5.500% 02/15/17....................                --         --   2,500,000   2,757,425   2,500,000   2,757,425
  5.500% 02/15/19....................                --         --   2,195,000   2,408,881   2,195,000   2,408,881
WA Clark County School District
 No. 37 Series 2001 C,
 Insured: FGIC
  (a) 12/01/20.......................         1,150,000    525,849   5,000,000   2,286,300   6,150,000   2,812,149

                                             Columbia Managed            Columbia                 Columbia
                                             Municipals Fund         Tax-Exempt Fund          Tax-Exempt Fund
                                     %         Target Fund            Acquiring Fund         Pro-Forma Combined
                                   of Net ---------------------- ------------------------ ------------------------
                                   Assets    Par        Value        Par        Value         Par        Value
                                   ------ ---------- ----------- ----------- ------------ ----------- ------------
WA King & Snohomish Counties
 School District No. 417 Series
 1998 B, Insured: FGIC:
  (a) 06/15/14....................        $       -- $        -- $ 1,800,000 $  1,192,176 $ 1,800,000 $  1,192,176
  (a) 06/15/16....................                --          --   3,315,000    1,956,778   3,315,000    1,956,778
                                                     -----------             ------------             ------------
Local General Obligations
 Total............................                    52,039,655              212,013,728              264,053,383
                                                     -----------             ------------             ------------
Special Non-Property Tax..........  5.2%
FL Northern Palm Beach County
 Improvement District Series
 1999, Insured: MBIA 6.000%
 08/01/29.........................                --          --     500,000      547,095     500,000      547,095
FL Tampa Series 1996,
 Insured: AMBAC
  (a) 04/01/21....................                --          --     900,000      409,752     900,000      409,752
Series 2001 B, Insured: AMBAC
 5.750% 10/01/15..................                --          --   5,000,000    5,820,450   5,000,000    5,820,450
FL Tampa Sports Authority Tampa
 Bay Arena Project, Series 1995,
 Insured: MBIA
 5.750% 10/01/25..................                --          --   2,500,000    2,893,550   2,500,000    2,893,550
IL Metropolitan Pier & Exposition
 Authority Series 1996 A,
 Insured: MBIA:
  (a) 06/15/12....................         2,345,000   1,722,168          --           --   2,345,000    1,722,168
  (a) 12/15/12....................         8,850,000   6,405,719          --           --   8,850,000    6,405,719
IL State Sales Tax Revenue Series
 2002, Insured: FGIC:
  5.500% 06/15/15.................                --          --   5,000,000    5,676,700   5,000,000    5,676,700
  6.000% 06/15/23.................                --          --   4,000,000    4,794,080   4,000,000    4,794,080
MA Bay Transportation Authority
 Series 2003 A,
 5.250% 07/01/19..................         1,200,000   1,334,952   4,800,000    5,339,808   6,000,000    6,674,760
MI State Trunk Line Series 2004,
 Insured: FSA
 5.000% 11/01/19..................         1,000,000   1,093,810   1,025,000    1,121,155   2,025,000    2,214,965
NJ State Economic Development
 Authority Cigarette Tax,
 Series 2004, 5.500% 06/15/31.....           150,000     150,459     625,000      626,913     775,000      777,372
NY State Local Government
 Assistance Corp. Series 1993 C,
 5.500% 04/01/17..................                --          --   3,800,000    4,291,150   3,800,000    4,291,150
Series 1993 E: Insured: MBIA
 5.000% 04/01/21..................         1,000,000   1,085,170   2,655,000    2,881,126   3,655,000    3,966,296
Insured: AMBAC
 5.250% 04/01/16 (b)..............                --          --  15,060,000   16,805,153  15,060,000   16,805,153
OH Hamilton County Sales Tax
 Revenue Series 2000 B,
 Insured: AMBAC
  (a) 12/01/20....................         2,000,000     934,760          --           --   2,000,000      934,760
PR Commonwealth of Puerto Rico
 Highway & Transportation
 Authority Series 1996 Z, Insured:
 FSA 6.000% 07/01/18..............                --          --  10,000,000   12,021,800  10,000,000   12,021,800
  Series 2002 E, Insured: FSA
  5.500% 07/01/14.................                --          --  10,000,000   11,476,000  10,000,000   11,476,000

                                                Columbia Managed           Columbia               Columbia
                                                Municipals Fund        Tax-Exempt Fund         Tax-Exempt Fund
                                        %         Target Fund           Acquiring Fund       Pro-Forma Combined
                                      of Net ---------------------- ---------------------- -----------------------
                                      Assets    Par        Value       Par        Value       Par        Value
                                      ------ ---------- ----------- ---------- ----------- ---------- ------------
  Series 2003 AA, Insured: MBIA:
  5.500% 07/01/17....................        $       -- $        -- $3,000,000 $ 3,451,140 $3,000,000 $  3,451,140
  5.500% 07/01/19....................         1,000,000   1,153,710  3,000,000   3,461,130  4,000,000    4,614,840
  5.500% 07/01/20....................                --          --  4,000,000   4,615,080  4,000,000    4,615,080
Public Building Authority,
 Series 2002 C,
 5.500% 07/01/15.....................         1,000,000   1,121,050         --          --  1,000,000    1,121,050
TX Harris County-Houston Sports
 Authority Series 2001 A,
 Insured: MBIA:
  (a) 11/15/14.......................                --          --  3,905,000   2,527,394  3,905,000    2,527,394
  (a) 11/15/15.......................                --          --  3,975,000   2,428,884  3,975,000    2,428,884
  (a) 11/15/16.......................                --          --  4,040,000   2,326,151  4,040,000    2,326,151
WA Central Puget Sound Regional
 Transportation Authority
 Series 1998, Insured: FGIC
 5.250% 02/01/21.....................         1,500,000   1,651,815         --          --  1,500,000    1,651,815
                                                        -----------            -----------            ------------
Special Non- Property Tax Total......                    16,653,613             93,514,511             110,168,124
                                                        -----------            -----------            ------------
Special Property Tax.................  0.8%
CA Huntington Beach Community
 Facilities District Grand Coast
 Resort, Series 2001,
 6.450% 09/01/31.....................           500,000     516,105  1,350,000   1,393,484  1,850,000    1,909,589
CA Santa Margarita Water District
 Series 1999, 6.250% 09/01/29........           750,000     769,545  4,200,000   4,309,452  4,950,000    5,078,997
FL Double Branch Community
 Development District Special
 Assessment, Series 2002,
 6.700% 05/01/34.....................           400,000     426,896  1,000,000   1,067,240  1,400,000    1,494,136
FL Heritage Palms Community
 Development District
 Series 1999 A, 6.750% 05/01/21......                --          --    100,000     102,926    100,000      102,926
FL Lexington Oaks Community
 Development District
 Series 1998 A, 6.125% 05/01/19......                --          --    515,000     522,725    515,000      522,725
FL Maple Ridge Community
 Development District Series 2000,
 7.150% 05/01/31.....................                --          --    195,000     210,362    195,000      210,362
FL Orlando Conroy Road Interchange
 Project, Series 1998 A,
 5.800% 05/01/26.....................                --          --    300,000     303,675    300,000      303,675
FL Stoneybrook Community
 Development District
 Series 1998 A, 6.100% 05/01/19......                --          --    240,000     243,682    240,000      243,682
  Series 1998 B, 5.700% 05/01/08.....                --          --     95,000      96,522     95,000       96,522
FL Village Center Community
 Development District
 Series 1998 A, Insured:
 MBIA 5.500% 11/01/12................                --          --    750,000     852,000    750,000      852,000
FL Westchester Community
 Development District No. 1 Special
 Assessment, Series 2003,
 6.000% 05/01/23.....................           560,000     566,194  2,000,000   2,022,120  2,560,000    2,588,314
IL Illinois Sports Facility Authority
 Series 2001, Insured: AMBAC
  (a) 06/15/18.......................         1,000,000     532,370  3,000,000   1,597,110  4,000,000    2,129,480
                                                        -----------            -----------            ------------
Special Property Tax Total...........                     2,811,110             12,721,298              15,532,408
                                                        -----------            -----------            ------------

                                              Columbia Managed            Columbia                 Columbia
                                              Municipals Fund         Tax-Exempt Fund          Tax-Exempt Fund
                                      %         Target Fund            Acquiring Fund         Pro-Forma Combined
                                    of Net ---------------------- ------------------------ ------------------------
                                    Assets    Par        Value        Par        Value         Par        Value
                                    ------ ---------- ----------- ----------- ------------ ----------- ------------
State Appropriated.................  7.7%
CA State Public Works Board
 Department of Mental Health
 Lease Revenue, Coalinga State
 Hospital, Series A,
 5.500% 06/01/15...................        $1,000,000 $ 1,110,930 $ 3,000,000 $  3,332,790 $ 4,000,000 $  4,443,720
KY State Turnpike Authority Series
 1992, Insured: FGIC
  (a) 01/01/10.....................         7,500,000   6,289,800          --           --   7,500,000    6,289,800
MI State 525 Redevco, Inc.,
 Series 2000, Insured: AMBAC
  (a) 06/01/21.....................                --          --   5,000,000    2,239,750   5,000,000    2,239,750
NJ State Transportation Trust Fund
 Authority: Series 1995 B,
 Insured: MBIA
 7.000% 06/15/12...................                --          --  16,865,000   20,591,153  16,865,000   20,591,153
  Series 1999 A,
  5.750% 06/15/18..................         5,000,000   5,760,500          --           --   5,000,000    5,760,500
  5.750% 06/15/20..................         1,000,000   1,154,470   3,150,000    3,636,581   4,150,000    4,791,051
  Series 2004, Insured: FGIC                2,000,000   2,081,560          --           --   2,000,000    2,081,560
  5.000% 06/15/22..................
NY Metropolitan Transportation
 Authority New York Service
 Contract, Series 2002,
 Insured: FGIC
 5.500% 07/01/17...................                --          --   5,000,000    5,714,500   5,000,000    5,714,500
NY State Dormitory Authority
 Series 1993 A: Insured: FSA
 5.500% 05/15/19...................                --          --   2,350,000    2,695,050   2,350,000    2,695,050
Insured: CGIC 6.000% 07/01/20......                --          --   6,140,000    7,394,463   6,140,000    7,394,463
City University: Series 1990 C,
 7.500% 07/01/10...................                --          --  19,875,000   22,599,863  19,875,000   22,599,863
Series 1993 A, 6.000% 07/01/20.....                --          --  13,350,000   15,773,826  13,350,000   15,773,826
State University Facilities, Series
 1993 A, Insured: FGIC
 5.875% 05/15/17...................                --          --  28,240,000   33,257,966  28,240,000   33,257,966
State University of New York,
 Series 1990 A,
 7.500% 05/15/13...................                --          --   8,000,000   10,117,280   8,000,000   10,117,280
PR Commonwealth of Puerto Rico
 Public Finance Corp.: Series
 1998 A, Insured: AMBAC
 5.375% 06/01/17...................                --          --   5,000,000    5,687,100   5,000,000    5,687,100
Series 2002 E, 6.000% 08/01/26.....                --          --   2,470,000    2,840,895   2,470,000    2,840,895
UT State Building Ownership
 Authority Series 1998 C,
 Insured: FSA
 5.500% 05/15/19...................         3,450,000   3,924,237          --           --   3,450,000    3,924,237
WA State Series 2000 S-5,
 Insured: FGIC
  (a) 01/01/19.....................                --          --   5,000,000    2,541,500   5,000,000    2,541,500
WV State Building Commission
 Series 1998 A, Insured: AMBAC
 5.375% 07/01/21...................                --          --   3,215,000    3,573,119   3,215,000    3,573,119
                                                      -----------             ------------             ------------
State Appropriated Total                               20,321,497              141,995,836              162,317,333
                                                      -----------             ------------             ------------

                                            Columbia Managed             Columbia                 Columbia
                                             Municipals Fund         Tax-Exempt Fund          Tax-Exempt Fund
                                    %          Target Fund            Acquiring Fund         Pro-Forma Combined
                                  of Net ----------------------- ------------------------ ------------------------
                                  Assets    Par        Value         Par        Value         Par        Value
                                  ------ ---------- ------------ ----------- ------------ ----------- ------------
State General Obligations........  4.6%
CA State Series 2002,
 Insured: AMBAC:
  6.000% 04/01/16................        $       -- $         -- $ 3,000,000 $  3,551,400 $ 3,000,000 $  3,551,400
  6.000% 04/01/18................                --           --   3,000,000    3,584,310   3,000,000    3,584,310
  Series 2003, 5.250% 02/01/23...         2,000,000    2,156,220   3,000,000    3,234,330   5,000,000    5,390,550
  Series 2004, 5.000% 02/01/22...         2,000,000    2,066,740          --           --   2,000,000    2,066,740
MA Massachusetts Bay
 Transportation Authority Series
 1992 B, Insured: MBIA
 6.200% 03/01/16.................         3,825,000    4,548,116          --           --   3,825,000    4,548,116
  Series 1994 A:
   7.000% 03/01/14...............         3,150,000    3,872,547          --           --   3,150,000    3,872,547
  Insured: FSA 7.000%
   03/01/19......................         2,500,000    3,193,775          --           --   2,500,000    3,193,775
NJ State Series 2001 H, Insured:
 MBIA 5.250% 07/01/16............                --           --  10,000,000   11,208,800  10,000,000   11,208,800
NV State Series 1992 A,
 6.800% 07/01/12.................                --           --      60,000       60,232      60,000       60,232
OH State Series 1992,
 6.100% 08/01/12.................           380,000      444,790          --           --     380,000      444,790
OR State Series 1980,
 7.250% 01/01/07.................                --           --     100,000      109,847     100,000      109,847
  Series 1980 LXII,
  9.200% 04/01/08................                --           --     180,000      217,204     180,000      217,204
  Series 1980 LXIII,
  8.250% 01/01/07................                --           --     200,000      223,662     200,000      223,662
  Series 1997 76A,
  5.550% 04/01/09................                --           --      40,000       40,308      40,000       40,308
PA State Series 1992-2, Insured:
 FSA 6.250% 07/01/12.............         7,200,000    8,503,704          --           --   7,200,000    8,503,704
PR Commonwealth of Puerto Rico
 Series 1996, Insured: AMBAC                     --           --   2,650,000    3,255,737   2,650,000    3,255,737
  6.500% 07/01/15................
  Series 1998, Insured: MBIA
  6.000% 07/01/16................         2,000,000    2,384,320          --           --   2,000,000    2,384,320
  Series 2001, Insured: FSA
  5.500% 07/01/17................                --           --  13,130,000   15,104,489  13,130,000   15,104,489
  Series 2001 A, Insured: MBIA
  5.500% 07/01/16................         4,230,000    4,851,683          --           --   4,230,000    4,851,683
  Series 2004 A,
  5.250% 07/01/21................         3,000,000    3,168,720          --           --   3,000,000    3,168,720
Highway & Transportation
 Authority: Series 1998 A,
 Insured: AMBAC:
  5.500% 07/01/12................                --           --     300,000      341,805     300,000      341,805
  5.500% 07/01/14................                --           --     310,000      355,756     310,000      355,756
Public Finance Corp.,
 Series 1998 A, Insured: AMBAC
 5.125% 06/01/24.................                --           --   3,000,000    3,253,980   3,000,000    3,253,980
Public Import: Series 2001 A,
 Insured: MBIA:
  5.500% 07/01/16................                --           --   1,000,000    1,146,970   1,000,000    1,146,970
  5.500% 07/01/21................                --           --   4,500,000    5,170,275   4,500,000    5,170,275
Series 2002 A, Insured: FGIC
 5.500% 07/01/19.................                --           --   7,000,000    8,075,970   7,000,000    8,075,970
TX State Public Finance Authority
 Series 1997, (a) 10/01/13.......                --           --   4,000,000    2,767,600   4,000,000    2,767,600
                                                    ------------             ------------             ------------
State General Obligations Total..                     35,190,615               61,702,675               96,893,290
                                                    ------------             ------------             ------------
TAX-BACKED TOTAL.................                    136,130,856              567,799,614              703,930,470
                                                    ------------             ------------             ------------

                                                 Columbia Managed           Columbia                Columbia
                                                  Municipals Fund        Tax-Exempt Fund         Tax-Exempt Fund
                                          %         Target Fund          Acquiring Fund        Pro-Forma Combined
                                        of Net --------------------- ----------------------- -----------------------
                                        Assets    Par       Value        Par        Value        Par        Value
                                        ------ ---------- ---------- ----------- ----------- ----------- -----------
TRANSPORTATION.........................  7.9%
Air Transportation.....................  1.4%
IL Chicago O'Hare International Airport
 United Air Lines, Inc.:
 Series 1999 A, 5.350% 09/01/16 (h)....        $       -- $       -- $ 4,100,000 $   599,051 $ 4,100,000 $   599,051
  Series 2000 A, AMT,
  6.750% 11/01/11 (h)..................         1,600,000    560,976   7,850,000   2,752,289   9,450,000   3,313,265
IN Indianapolis Airport Authority
 Federal Express Corp. Project, 5.100%
 01/15/17..............................           500,000    517,970   2,500,000   2,589,850   3,000,000   3,107,820
United Airlines, Inc., Series 1995 A,
 AMT, 6.500% 11/15/31 (h)..............         1,360,000    119,544          --          --   1,360,000     119,544
KY Kenton County Airport Board Delta
 Air Lines, Inc., Series 1992 A, AMT,
 7.500% 02/01/20.......................         1,000,000    804,240   2,000,000   1,608,480   3,000,000   2,412,720
MN Minneapolis & St. Paul Metropolitan
 Airports Commission Special
 Facilities, Northwest Airlines, AMT:
 Series 2001 A,
 7.000% 04/01/25.......................         1,250,000  1,070,975   6,500,000   5,569,070   7,750,000   6,640,045
Series 2001 B, 6.500% 04/01/25 (c).....           500,000    501,810   2,000,000   2,007,240   2,500,000   2,509,050
NC Charlotte US Airways, Inc., AMT:
 Series 1998, 5.600% 07/01/27 (j)......         1,000,000    461,860   3,300,000   1,524,138   4,300,000   1,985,998
Series 2000, 7.750% 02/01/28 (j).......         1,000,000    488,940   5,750,000   2,811,405   6,750,000   3,300,345
NJ State Economic Development
 Authority Continental Airlines, Inc.,
 Series 1999, AMT:
  6.250% 09/15/19......................                --         --   1,300,000   1,070,030   1,300,000   1,070,030
  6.250% 09/15/29......................         2,000,000  1,551,100          --          --   2,000,000   1,551,100
  6.400% 09/15/23......................                --         --   4,000,000   3,272,480   4,000,000   3,272,480
TN Memphis-Shelby County Airport
 Authority Federal Express Corp.,
 Series 2002, 5.050% 09/01/12..........           500,000    529,405          --          --     500,000     529,405
                                                          ----------             -----------             -----------
Air Transportation Total...............                    6,606,820              23,804,033              30,410,853
                                                          ----------             -----------             -----------
Airports...............................  0.4%
MA State Port Authority
 Series 1999, Insured: FGIC
 9.610% 07/01/29 (c) (d)...............                --         --   2,500,000   2,903,275   2,500,000   2,903,275
Series 1999, AMT, Insured: FGIC
 10.100% 01/01/21 (c) (d)..............         1,000,000  1,173,180   1,500,000   1,759,770   2,500,000   2,932,950
NC Charlotte Series 1999, AMT,
 Insured: MBIA
 10.180% 06/15/22 (c) (d)..............                --         --   2,000,000   2,384,580   2,000,000   2,384,580
                                                          ----------             -----------             -----------
Airports Total.........................                    1,173,180               7,047,625               8,220,805
                                                          ----------             -----------             -----------
Ports..................................  0.1%
FL Dade County Series 1995,
 Insured: MBIA 6.200% 10/01/09.........                --         --   1,000,000   1,144,650   1,000,000   1,144,650
                                                          ----------             -----------             -----------
Ports Total............................                           --               1,144,650               1,144,650
                                                          ----------             -----------             -----------
Toll Facilities........................  5.1%
CA San Joaquin Hills Transportation
 Corridor Agency Series 1997 A,
 Insured: MBIA
  (a) 01/15/14.........................                --         --  14,450,000   9,756,351  14,450,000   9,756,351
CO E-470 Public Highway Authority
 Series 1997 B, Insured: MBIA:
  (a) 09/01/11.........................                --         --  17,685,000  13,630,183  17,685,000  13,630,183
  (a) 09/01/22.........................                --         --   6,515,000   2,669,261   6,515,000   2,669,261

                                              Columbia Managed            Columbia                 Columbia
                                              Municipals Fund         Tax-Exempt Fund          Tax-Exempt Fund
                                      %         Target Fund            Acquiring Fund         Pro-Forma Combined
                                    of Net ---------------------- ------------------------ ------------------------
                                    Assets    Par        Value        Par        Value         Par        Value
                                    ------ ---------- ----------- ----------- ------------ ----------- ------------
Series 2000 B, Insured: MBIA
  (a) 09/01/18.....................        $4,600,000 $ 2,402,580 $14,000,000 $  7,312,200 $18,600,000 $  9,714,780
MA State Turnpike Authority
 Series 1997 A, Insured: MBIA
  (a) 01/01/24.....................                --          --   7,000,000    2,692,060   7,000,000    2,692,060
Series 1997 C, Insured: MBIA:
  (a) 01/01/18.....................                --          --   4,700,000    2,588,666   4,700,000    2,588,666
  (a) 01/01/20.....................         2,000,000     983,600  15,000,000    7,377,000  17,000,000    8,360,600
NJ State Turnpike Authority,
 Series 1991 C: Insured: FSA
 6.500% 01/01/16...................                --          --   8,500,000   10,273,610   8,500,000   10,273,610
  Insured: MBIA
  6.500% 01/01/16..................                --          --   3,805,000    4,598,951   3,805,000    4,598,951
NY Triborough Bridge & Tunnel
 Authority Series 2002,
 Insured: MBIA:
  5.500% 11/15/18..................                --          --   4,950,000    5,698,044   4,950,000    5,698,044
  5.500% 11/15/20..................         2,050,000   2,362,789   4,375,000    5,042,537   6,425,000    7,405,326
OH State Turnpike Commission
 Series 1998 A, Insured: FGIC
  5.500% 02/15/17..................         1,690,000   1,931,095          --           --   1,690,000    1,931,095
  5.500% 02/15/24..................                --          --   7,000,000    7,903,070   7,000,000    7,903,070
PR Commonwealth of Puerto Rico
 Highway & Transportation
 Authority Series 2002 E, Insured:
 FSA 5.500% 07/01/17...............                --          --   5,400,000    6,212,052   5,400,000    6,212,052
TX State Turnpike Authority Central
 Texas Capital Appreciation,
 Series 2002 A, Insured: AMBAC
  (a) 08/15/18.....................                --          --  10,000,000    5,177,500  10,000,000    5,177,500
VA Richmond Metropolitan
 Authority Series 1998, Insured:
 FGIC 5.250% 07/15/22..............         1,100,000   1,223,816   6,700,000    7,454,152   7,800,000    8,677,968
                                                      -----------             ------------             ------------
Toll Facilities Total..............                     8,903,880               98,385,637              107,289,517
                                                      -----------             ------------             ------------
Transportation.....................  0.9%
CA San Francisco Bay Area Rapid
 Transit District Series 1999,
 Insured: FGIC
 9.090% 07/01/26 (c) (d)...........                --          --   5,000,000    5,714,100   5,000,000    5,714,100
GA Metropolitan Atlanta Rapid
 Transit Authority Series 1992 P,
 Insured: AMBAC
 6.250% 07/01/20...................         4,000,000   4,810,520          --           --   4,000,000    4,810,520
NV State Department of Business &
 Industry Las Vegas Monorail
 Project, Series 2000:
  7.375% 01/01/30..................           650,000     662,473   1,000,000    1,019,190   1,650,000    1,681,663
  7.375% 01/01/40..................           500,000     507,115   3,000,000    3,042,690   3,500,000    3,549,805
OH Toledo-Lucas County Port
 Authority CSX Transportation,
 Inc., Series 1992,
 6.450% 12/15/21...................         2,000,000   2,232,460   1,950,000    2,176,648   3,950,000    4,409,108
                                                      -----------             ------------             ------------
Transportation Total...............                     8,212,568               11,952,628               20,165,196
                                                      -----------             ------------             ------------
TRANSPORTATION TOTAL...............                    24,896,448              142,334,573              167,231,021
                                                      -----------             ------------             ------------

                                                Columbia Managed           Columbia                Columbia
                                                 Municipals Fund        Tax-Exempt Fund         Tax-Exempt Fund
                                         %         Target Fund          Acquiring Fund        Pro-Forma Combined
                                       of Net --------------------- ----------------------- -----------------------
                                       Assets    Par       Value        Par        Value        Par        Value
                                       ------ ---------- ---------- ----------- ----------- ----------- -----------
UTILITY...............................  15.4%
Independent Power Producers...........   1.3%
MI Midland County Economic
 Development Corp. Series 2000,
 AMT, 6.875% 07/23/09.................        $       -- $       -- $   200,000 $   207,840 $   200,000 $   207,840
NY Port Authority of New York & New
 Jersey KIAC Partners,
 Series 1996 IV, AMT:
  6.750% 10/01/11.....................                --         --   1,500,000   1,573,935   1,500,000   1,573,935
  6.750% 10/01/19.....................                --         --   7,000,000   7,253,680   7,000,000   7,253,680
NY Suffolk County Industrial
 Development Agency Nissequogue
 Cogen Partners, Series 1998, AMT,
 5.500% 01/01/23......................         1,000,000    952,280   6,800,000   6,475,504   7,800,000   7,427,784
PA Carbon County Industrial
 Development Authority Panther Creek
 Partners Project, Series 2000, AMT,
 6.650% 05/01/10......................           830,000    894,599          --          --     830,000     894,599
PA Economic Development Financing
 Authority Colver Project,
 Series 1994 D, AMT,
 7.150% 12/01/18......................                --         --   5,750,000   5,886,045   5,750,000   5,886,045
PR Commonwealth of Puerto Rico
 Industrial, Educational, Medical &
 Environmental Cogeneration Facilities
 AES Project, Series 2000, AMT,
 6.625% 06/01/26......................           645,000    695,123   2,775,000   2,990,645   3,420,000   3,685,768
                                                         ----------             -----------             -----------
Independent Power Producers
 Total................................                    2,542,002              24,387,649              26,929,651
                                                         ----------             -----------             -----------
Investor Owned........................   3.0%
AZ Pima County Industrial Development
 Authority Tucson Electric Power Co.,
 Series 1997 A, AMT,
 6.100% 09/01/25......................                --         --   2,000,000   1,999,600   2,000,000   1,999,600
IN Petersburg Indiana Power & Light
 Co.: Series 1993 B, Insured: AMBAC
 5.400% 08/01/17......................                --         --   5,000,000   5,558,500   5,000,000   5,558,500
Series 1995 C, AMT,
 5.950% 12/01/29......................         1,500,000  1,557,390   3,500,000   3,633,910   5,000,000   5,191,300
IN State Development Finance Authority
 Series 1999, AMT,
 5.950% 08/01/30......................         1,000,000  1,017,850   4,000,000   4,071,400   5,000,000   5,089,250
MI St. Clair County Economic
 Development Corp. Detroit Edison
 Co., Series 1993 AA, Insured:
 AMBAC 6.400% 08/01/24................                --         --   2,000,000   2,271,880   2,000,000   2,271,880
MI State Strategic Fund Detroit Edison
 Co., Series 1991 BB, Insured:
 AMBAC 7.000% 05/01/21................                --         --   2,505,000   3,240,017   2,505,000   3,240,017
MT City of Forsyth Pollution Control
 Series 1998 A, 5.200% 05/01/33 (c)...                --         --   1,450,000   1,529,286   1,450,000   1,529,286
NY State Energy Research &
 Development Authority Brooklyn
 Union Gas Co., Series 1993, IFRN,
 10.780% 04/01/20 (c).................                --         --  13,000,000  15,934,360  13,000,000  15,934,360

                                                Columbia Managed            Columbia                Columbia
                                                 Municipals Fund         Tax-Exempt Fund         Tax-Exempt Fund
                                        %          Target Fund           Acquiring Fund        Pro-Forma Combined
                                      of Net ----------------------- ----------------------- -----------------------
                                      Assets     Par        Value        Par        Value        Par        Value
                                      ------ ----------- ----------- ----------- ----------- ----------- -----------
OH State Air Quality Development
 Authority Cleveland Electric
 Illuminating Co., Series 2002 A,
 6.000% 12/01/13.....................        $   500,000 $   529,925 $        -- $        -- $   500,000 $   529,925
JMG Funding Ltd. Project Series
 1997, AMT, Insured: AMBAC
 5.625% 01/01/23.....................          1,000,000   1,062,400          --          --   1,000,000   1,062,400
TX Brazos River Authority Pollution
 Control:                                      2,455,000   2,808,618  10,000,000  11,440,400  12,455,000  14,249,018
   Series 1999 B, AMT,
   6.750% 09/01/34 (c)...............
   Series 2001 C, AMT,
   5.750% 05/01/36 (c)...............            395,000     426,351   1,585,000   1,710,801   1,980,000   2,137,152
   Series 2003 D,
   5.400% 10/01/29 (c)...............                 --          --   2,000,000   2,103,480   2,000,000   2,103,480
VA Chesterfield County Industrial
 Development Authority Pollution
 Control Revenue, Virginia Electric
 & Power Co., Series 1987 B,
 5.875% 06/01/17.....................                 --          --   1,250,000   1,360,487   1,250,000   1,360,487
WY Lincoln County Environmental
 Improvement Pacificorp Project,
 Series 1995, AMT,
 4.125% 11/01/25 (c).................            500,000     486,350   2,000,000   1,945,400   2,500,000   2,431,750
                                                         -----------             -----------             -----------
Investor Owned Total.................                      7,888,884              56,799,521              64,688,405
                                                         -----------             -----------             -----------
Joint Power Authority................  4.8%
GA State Municipal Electric Authority
 Series 1991, Insured: MBIA
 6.600% 01/01/18.....................         17,700,000  21,555,414          --          --  17,700,000  21,555,414
MA Municipal Wholesale Electric Co.
 Power Supply System, Project 6,
 Series 2001, Insured: MBIA
 5.250% 07/01/14.....................                 --          --   4,500,000   4,940,595   4,500,000   4,940,595
MN Anoka County Solid Waste
 Disposal, Natural Rural Utility,
 Series 1987 A, AMT,
 6.950% 12/01/08.....................                 --          --     275,000     280,560     275,000     280,560
NC Eastern Municipal Power Agency
 Series 1991 A, 6.500% 01/01/18......          2,185,000   2,613,544          --          --   2,185,000   2,613,544
  Series 1992, Insured: MBIA (a)
  01/01/09...........................          2,260,000   1,983,444          --          --   2,260,000   1,983,444
  Series 1993, Insured: AMBAC
  6.000% 01/01/18....................          7,000,000   8,242,780  13,470,000  15,861,464  20,470,000  24,104,244
  Series 1993 B, Insured: RAD
  6.000% 01/01/22....................                 --          --     500,000     584,790     500,000     584,790
  Series 1999 D, 6.700% 01/01/19.....                 --          --   2,000,000   2,232,820   2,000,000   2,232,820
  Series 2003 C, 5.375% 01/01/17.....                 --          --   2,250,000   2,372,760   2,250,000   2,372,760
NC State Municipal Power Agency
 Catawba Electric No. 1,
 Series 1998 A, Insured: MBIA
 5.500% 01/01/15.....................                 --          --   5,750,000   6,449,718   5,750,000   6,449,718
SC Piedmont Municipal Power
 Agency Series 1988, Insured:
 AMBAC
  (a) 01/01/13.......................                 --          --  16,070,000  11,047,643  16,070,000  11,047,643
Series 1993, Insured: MBIA
 5.375% 01/01/25.....................                 --          --  11,370,000  12,375,677  11,370,000  12,375,677
WA State Public Power Supply
 System Nuclear Project No. 2,
 Series 1992 A, 6.300% 07/01/12......          3,500,000   4,114,705          --          --   3,500,000   4,114,705

                                                Columbia Managed           Columbia                 Columbia
                                                Municipals Fund         Tax-Exempt Fund         Tax-Exempt Fund
                                        %         Target Fund           Acquiring Fund         Pro-Forma Combined
                                      of Net ---------------------- ----------------------- ------------------------
                                      Assets    Par        Value        Par        Value        Par        Value
                                      ------ ---------- ----------- ----------- ----------- ----------- ------------
Nuclear Project No. 3, Series 1989 B,
  (a) 07/01/08.......................        $7,000,000 $ 6,260,030 $        -- $        -- $ 7,000,000 $  6,260,030
                                                        -----------             -----------             ------------
Joint Power Authority Total..........                    44,769,917              56,146,027              100,915,944
                                                        -----------             -----------             ------------
Municipal Electric...................  2.7%
MN Chaska Series 2000 A,
 6.000% 10/01/25.....................                --          --   1,000,000   1,067,180   1,000,000    1,067,180
MN Southern Minnesota Municipal
 Power Agency Series 2002 A,
 Insured: AMBAC
 5.250% 01/01/17.....................                --          --  11,000,000  12,307,240  11,000,000   12,307,240
NC University of North Carolina at
 Chapel Hill Series 1997,
  (a) 08/01/13.......................                --          --   2,000,000   1,409,160   2,000,000    1,409,160
OH Cleveland Public Power System
 Revenue Series 1994 A,
 Insured: MBIA
  (a) 11/15/13.......................         2,000,000   1,387,940          --          --   2,000,000    1,387,940
PA Westmoreland County Municipal
 Authority: Series 1999 A,
 Insured: MBIA
  (a) 08/15/22.......................                --          --   2,000,000     828,380   2,000,000      828,380
Special Obligation, Series 1995 A,
 Insured: FGIC
  (a) 08/15/23.......................         1,400,000     544,698   4,140,000   1,610,750   5,540,000    2,155,448
PR Commonwealth of Puerto Rico
 Electric Power Authority Series
 2002 KK, Insured: MBIA
 5.500% 07/01/16.....................         2,000,000   2,293,940  10,000,000  11,469,700  12,000,000   13,763,640
SD Heartland Consumers Power
 District Series 1992, Insured: FSA
 6.000% 01/01/17.....................         8,000,000   9,403,520   5,600,000   6,582,464  13,600,000   15,985,984
TN Metropolitan Government
 Nashville & Davidson Counties,
 Series 1996 A, Insured: MBIA
  (a) 05/15/09.......................                --          --   5,250,000   4,537,155   5,250,000    4,537,155
WA Chelan County Public Utilities
 District No. 1 Columbia River Rock
 Hydroelectric, Series 1997,
 Insured: MBIA
  (a) 06/01/09.......................                --          --   5,000,000   4,284,350   5,000,000    4,284,350
                                                        -----------             -----------             ------------
Municipal Electric Total.............                    13,630,098              44,096,379               57,726,477
                                                        -----------             -----------             ------------
Water & Sewer........................  3.6%
CA Castaic Lake Water Agency Series
 1999 A, Insured: AMBAC
  (a) 08/01/24.......................                --          --   9,445,000   3,362,703   9,445,000    3,362,703
CA State Department of Water
 Resources Central Valley Project,
 Series 2002 X, Insured: FGIC
 5.500% 12/01/17.....................                --          --   1,000,000   1,148,740   1,000,000    1,148,740
FL Seacoast Utility Authority Series
 1989 A, Insured: FGIC
 5.500% 03/01/15.....................                --          --   1,900,000   2,163,378   1,900,000    2,163,378
FL Seminole County Series 1992,
 Insured: MBIA 6.000% 10/01/19.......                --          --     470,000     561,274     470,000      561,274
GA Atlanta Water & Wastewater
 Revenue Series 1999 A, Insured:
 FGIC 5.500% 11/01/22................         3,225,000   3,665,825          --          --   3,225,000    3,665,825

                                          Columbia Managed             Columbia                  Columbia
                                           Municipals Fund          Tax-Exempt Fund           Tax-Exempt Fund
                                  %          Target Fund            Acquiring Fund          Pro-Forma Combined
                                of Net ----------------------- ------------------------- -------------------------
                                Assets    Par        Value        Par         Value         Par         Value
                                ------ ---------- ------------ ---------- -------------- ---------- --------------
Series 2001 A, Insured: MBIA
 5.500% 11/01/27...............        $1,500,000 $  1,669,020 $       -- $           -- $1,500,000 $    1,669,020
GA Fulton County Series 1992,
 Insured: FGIC
 6.375% 01/01/14...............           430,000      504,067         --             --    430,000        504,067
GA Henry County Water &
 Sewer Authority Series 1997,
 Insured: AMBAC
 6.150% 02/01/20...............                --           --  5,390,000      6,527,398  5,390,000      6,527,398
IL Chicago Series 1999 A,
 Insured: MBIA
  (a) 01/01/20.................                --           --  7,275,000      3,479,123  7,275,000      3,479,123
MA State Water Resources
 Authority: Series 1992 A,
 Insured: FGIC
 6.500% 07/15/19                               --           --  5,000,000      6,215,700  5,000,000      6,215,700
Series 2002 J, Insured: FSA
 5.500% 08/01/21...............                --           --  5,000,000      5,714,900  5,000,000      5,714,900
MS V Lakes Utility District
 8.250% 07/15/24...............                --           --    760,000        744,967    760,000        744,967
NY New York City Municipal
 Water Finance Authority Series
 1999, Insured: FGIC
 9.220% 06/15/32 (c) (d).......                --           --  7,000,000      7,839,510  7,000,000      7,839,510
OH Cleveland Waterworks
 Revenue Series 1993, Insured:
 MBIA 5.500% 01/01/21..........         3,000,000    3,403,530         --             --  3,000,000      3,403,530
OH Lakewood Water Systems
 Revenue Series 1995,
 Insured: AMBAC................
  5.850% 07/01/20..............         2,405,000    2,855,408         --             --  2,405,000      2,855,408
OH State Fresh Water
 Development Authority
 Revenue Series 1991 B,
 Insured: FSA
 5.500% 06/01/18...............         1,000,000    1,148,550         --             --  1,000,000      1,148,550
Series 2001 B, Insured: FSA
 5.500% 06/01/19...............                --           --  2,075,000      2,390,213  2,075,000      2,390,213
OH Warren Waterworks Revenue
 Series 1997, Insured: FGIC
 5.500% 11/01/15...............           500,000      565,535         --             --    500,000        565,535
PA Allegheny County Sanitation
 Authority Series 1991 A,
 Insured: FGIC
  (a) 06/01/07.................         2,370,000    2,217,230         --             --  2,370,000      2,217,230
PA Dauphin County Industrial
 Development Authority
 Dauphin Water Supply Co.,
 Series 1992 A, AMT,
 6.900% 06/01/24...............         3,400,000    4,222,290         --             --  3,400,000      4,222,290
TX Houston Water & Sewer
 System Series 1998,
 Insured: FSA
  (a) 12/01/23.................           985,000      372,724         --             --    985,000        372,724
Series 1998 A, Insured: FSA....
  (a) 12/01/19.................                --           --  9,845,000      4,755,135  9,845,000      4,755,135
Series 1991 C, Insured:
 AMBAC:........................
  (a) 12/01/08.................         4,000,000    3,542,160         --             --  4,000,000      3,542,160
  (a) 12/01/09.................         4,000,000    3,377,520         --             --  4,000,000      3,377,520
  (a) 12/01/10.................         3,750,000    3,014,550         --             --  3,750,000      3,014,550
                                                  ------------            --------------            --------------
Water & Sewer Total............                     30,558,409                44,903,041                75,461,450
                                                  ------------            --------------            --------------
UTILITY TOTAL..................                     99,389,310               226,332,617               325,721,927
                                                  ------------            --------------            --------------
TOTAL MUNICIPAL
 BONDS.........................                    404,279,345             1,641,622,827             2,045,902,172
                                                  ------------            --------------            --------------

                                                  Columbia Managed          Columbia               Columbia
                                                   Municipals Fund       Tax-Exempt Fund        Tax-Exempt Fund
                                           %         Target Fund         Acquiring Fund       Pro-Forma Combined
                                         of Net --------------------- --------------------- -----------------------
                                         Assets    Par       Value     Shares      Value       Par         Value
                                         ------ ---------- ---------- --------- ----------- ----------- -----------
MUNICIPAL PREFERRED
 STOCKS.................................  1.1%
HOUSING.................................  1.1%
Multi-family............................  1.1%
Charter Mac Equity Issue
 Trust, AMT.............................
  6.625% 06/30/09 (c) (d)...............        $2,000,000 $2,210,880 4,000,000 $ 4,421,760 $ 6,000,000 $ 6,632,640
  7.600% 11/30/50 (c) (d)...............                              5,000,000   5,776,900   5,000,000   5,776,900
MuniMae Equity Issue Trust, AMT.........
  7.750% 06/30/50 (c) (d)...............         2,000,000  2,336,120 8,000,000   9,344,480  10,000,000  11,680,600
                                                           ----------
Multi-Family Total......................                    4,547,000            19,543,140              24,090,140
                                                           ----------           -----------             -----------
HOUSING TOTAL...........................                    4,547,000            19,543,140              24,090,140
                                                           ----------           -----------             -----------
TOTAL MUNICIPAL PREFERRED
 STOCKS.................................                    4,547,000            19,543,140              24,090,140
                                                           ----------           -----------             -----------
                                                  Shares                                      Shares
                                                ----------                                  -----------
INVESTMENT MANAGEMENT
 COMPANY................................  0.0%
  Federated Tax-Free
   Obligations Fund.....................           100,000    100,000       433         433     100,433     100,433
                                                           ----------           -----------             -----------
TOTAL INVESTMENT
 MANAGEMENT COMPANY.....................                      100,000                   433                 100,433
                                                           ----------           -----------             -----------
                                                   Par                  Par                    Par
                                                ----------            ---------             -----------
SHORT-TERM OBLIGATIONS..................  0.8%
VARIABLE RATE DEMAND
 NOTES (k)..............................  0.8%
FL Alachua Health Facilities Authority
 Revenue Oak Hammock University,
 Series A, 1.670% 10/01/32..............                --         -- 1,500,000   1,500,000   1,500,000   1,500,000
IA Higher Education Loan Authority
 Loras College, 1.670% 11/01/30.........           300,000    300,000        --          --     300,000     300,000
IL Health Facilities Authority Revenue
 OSF Healthcare System,
 Series 2002, 1.700% 11/15/27...........           800,000     800,00 3,500,000   3,500,000   4,300,000   4,300,000
IL Quad Cities Regional Economic
 Development Authority Revenue Two
 Rivers YMCA Project,
 1.720% 12/01/31........................                --         -- 1,500,000   1,500,000   1,500,000   1,500,000
IN Health Facilities Financing Authority
 Revenue Fayette Memorial Hospital,
 Series 2002 A, 1.720% 10/01/32.........         1,100,000  1,100,000 1,400,000   1,400,000   2,500,000   2,500,000
MN Brooklyn Center Revenue Brookdale
 Corp. II Project,
 Series 2001, 1.720% 12/01/14...........           800,000    800,000        --          --     800,000     800,000
MN Mankato Minnesota Revenue
 Bethany Lutheran College,
 Series 2000 B, 1.720% 11/01/15.........           100,000    100,000        --          --     100,000     100,000
MO State Health & Educational Facilities
 Bethesda Health Group of St. Louis,
 Inc., Series 2001 A,
 1.720% 08/01/31........................           100,000    100,000        --          --     100,000     100,000
Washington University, Series 1996 C,
 1.680% 09/01/30........................           200,000    200,000   500,000     500,000     700,000     700,000
MS Jackson County Pollution Control
 Chevron U.S.A., Inc. Project, Series
 1992, Chevron Corp., Series 1992,......
  1.680% 12/01/16.......................           300,000    300,000   200,000     200,000     500,000     500,000
  1.680% 06/01/23.......................           500,000    500,000        --          --     500,000     500,000
NM Farmington Pollution Control
 Arizona Public Service Co.,
 Series 1994, 1.680% 09/01/24...........           800,000    800,000 1,100,000   1,100,000   1,900,000   1,900,000

                                                   Columbia Managed             Columbia                   Columbia
                                                   Municipals Fund          Tax-Exempt Fund            Tax-Exempt Fund
                                           %         Target Fund             Acquiring Fund           Pro-Forma Combined
                                         of Net -------------------    -----------------------    -----------------------
                                         Assets   Par       Value       Shares        Value          Par         Value
                                         ------ ------- -----------    --------- -------------    --------- -------------
SD Lower Brule Sioux Tribe Series 1999,
 1.690% 12/01/11........................             --          --    1,310,000     1,310,000    1,310,000     1,310,000
WI State Health & Educational Facilities
 ProHealth Care, Inc., Series 2001 B,
 1.670% 12/01/16........................        300,000     300,000           --            --      300,000       300,000
WY Uinta County Pollution Control
 Chevron U.S.A., Inc.,
 1.680% 12/01/22........................        200,000     200,000           --            --      200,000       200,000
                                                        -----------              -------------              -------------
VARIABLE RATE DEMAND NOTES
 TOTAL..................................                  5,500,000                 11,010,000                 16,510,000
                                                        -----------              -------------              -------------
TOTAL SHORT-TERM
 OBLIGATIONS............................                  5,500,000                 11,010,000                 16,510,000
                                                        -----------              -------------              -------------
Total Investments.......................  98.8%         414,426,345              1,672,176,400              2,086,602,745
Other Assets & Liabilities, Net.........   1.2%           5,051,340                 20,217,707                 25,161,900
Net Assets.............................. 100.0%         419,477,685              1,692,394,107              2,111,764,645
                                                        ===========              =============              =============
Total Investments at Cost...............                375,277,700(l)           1,563,856,207(m)           1,939,133,907(n)

--------
(a)Zero coupon bond.
(b)This security or a portion of this security is pledged as collateral for open futures contracts. At November 30, 2004, the total market value of the securities pledged amounted to $30,544,341.
(c)Variable rate security. The interest rate shown reflects the rate as of November 30, 2004.
(d)Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2004, these securities amounted to $85,785,463, which represents 4.1% of net assets.
(e)The issuer is in default of certain debt covenants. Income is not being accrued. As of November 30, 2004, the value of these securities amounted to $6,628,912, which represents 0.3% of net assets.
(f)Represents fair value as determined in good faith under procedures approved by the Board of Trustees.
(g)Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At November 30, 2004, the value of these securities amounted to $3,329,020, which represents 0.2% of net assets.

                                                                        Acquisition Acquisition
                                                                           Date        Cost
                                                                        ----------- -----------
Security Date Cost FL Hendry County Industrial Development Authority,
 Savannah Foods & Industries, Series 1992, AMT, 6.400% 03/01/17........  11/02/98   $1,500,000
MI Cheboygan County Economic Development Corp., Metro Health Foundation
 Project, Series 1993, 11.000% 11/01/22................................  02/26/93      476,098
VA Alexandria Redevelopment & Housing Authority, Courthouse Commons
 Apartments: Series 1990 A, AMT,.......................................
  10.000% 01/01/21.....................................................  09/06/90      760,000
Series 1990 B, AMT,....................................................
  (a) 01/01/21.........................................................  09/06/90      834,000
                                                                                    ----------
                                                                                    $2,736,098
                                                                                    ----------

(h)The issuer has filed for bankruptcy protection under Chapter 11. Income is not being accrued. As of November 30, 2004, the value of these securities amounted to $9,325,192, which represent 0.4% of net assets.
(i)The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.
(j)The issuer has filed for bankruptcy protection under Chapter 11. Income is being accrued. As of November 30, 2004, the value of these securities amounted to $5,286,343, which represents 0.3% of net assets.
(k)Variable rate demand notes. These securities are payable upon demand and are secured by either letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of November 30, 2004.
(l)Cost for federal income tax purposes is $375,035,006.
(m)Cost for federal income tax purposes is $1,561,314,676.
(n)Cost for federal income tax purposes is $1,936,349,682.

   At November 30, 2004, the following open short futures were held:

                              10-Year             10-Year             10-Year
Type                    U.S. Treasury Notes U.S. Treasury Notes U.S. Treasury Notes
----                    ------------------- ------------------- -------------------
Number of Contracts....             200                 803               1,003
Value..................     $22,150,000         $88,932,250        $111,082,250
Aggregate Face Value...     $22,111,234         $88,776,605        $110,887,839
Expiration Date........          Mar-05              Mar-05              Mar-05
Unrealized Depreciation     $   (38,766)        $  (155,645)       $   (194,411)

                See Accompanying Notes to Financial Statements.

Pro-Forma Combining
Statements of Assets & Liabilities
As of November 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                     Columbia                        Columbia
                                                                    Tax- Exempt                     Tax-Exempt
                                                 Columbia Managed      Fund                            Fund
                                                 Municipals Fund    (Acquiring       Pro-Forma      Pro-Forma
                                                   Target Fund         Fund)        Adjustments      Combined
                                                 ---------------- --------------  -----------     --------------
Assets:
Investments, at cost............................   $375,277,700   $1,563,856,207  $        --     $1,939,133,907
                                                   ------------   --------------  -----------     --------------
Investments, at value...........................   $414,426,345   $1,672,176,400  $        --     $2,086,602,745
Cash............................................         14,698          101,072           --            115,770
Receivable for:
   Fund shares sold.............................         17,256          155,533           --            172,789
   Interest.....................................      6,038,197       25,740,201           --         31,778,398
Deferred Trustees' compensation plan............         10,719           79,129           --             89,848
                                                   ------------   --------------  -----------     --------------
      Total Assets..............................    420,507,215    1,698,252,335           --      2,118,759,550
                                                   ------------   --------------  -----------     --------------
Liabilities:
Payable for:
   Fund shares repurchased......................         96,301        1,445,230           --          1,541,531
   Futures variation margin.....................          5,491           22,046           --             27,537
   Distributions................................        586,348        2,777,732           --          3,364,080
   Investment advisory fee......................        131,769          761,414           --            893,183
   Administration fee...........................         35,839               --           --             35,839
   Transfer agent fee...........................         45,300          268,810           --            314,110
   Pricing and bookkeeping fees.................         16,377           61,439           --             77,816
   Trustees' fees...............................            795              496           --              1,291
   Audit fee....................................         17,058           44,350           --             61,408
   Custody fee..................................          2,878            5,029           --              7,907
   Distribution and service fee.................         13,219          305,282           --            318,501
Deferred Trustees' fees.........................         10,719           79,129           --             89,848
Other liabilities...............................         67,436           87,271      107,191(d)         261,898
                                                   ------------   --------------  -----------     --------------
      Total Liabilities.........................      1,029,530        5,858,228      107,191          6,994,949
                                                   ------------   --------------  -----------     --------------
Net Assets                                         $419,477,685   $1,692,394,107  $  (107,191)(d) $2,111,764,601
                                                   ============   ==============  ===========     ==============
Composition of Net Assets:
Paid-in capital.................................   $382,258,808   $1,623,290,769  $        --     $2,005,549,577
Undistributed net investment income.............        376,263        3,588,267     (107,191)(d)      3,857,339
Accumulated net realized loss...................     (2,267,265)     (42,649,477)          --        (44,916,742)
Net unrealized appreciation (depreciation) on:
   Investments..................................     39,148,645      108,320,193                     147,468,838
   Futures contracts............................        (38,766)        (155,645)          --           (194,411)
                                                   ------------   --------------  -----------     --------------
Net Assets                                         $419,477,685   $1,692,394,107  $  (107,191)(d) $2,111,764,601
                                                   ============   ==============  ===========     ==============
Class A: (a)
Net assets......................................   $ 46,540,088   $1,638,527,189  $   (51,851)    $1,685,015,426
Shares outstanding..............................      5,215,160      121,294,195   (1,773,805)       124,735,550
                                                   ============   ==============                  ==============
Net asset value per share (b)...................   $       8.92   $        13.51                  $        13.51
                                                   ============   ==============                  ==============
Maximum offering price per share (NAV/0.9525)(c)   $       9.36   $        14.18                  $        14.18
                                                   ============   ==============                  ==============
Class B: (a)
Net assets......................................   $  6,078,256   $   45,167,900  $    (2,122)(d) $   51,244,034
Shares outstanding..............................        681,112        3,343,599     (231,320)         3,793,391
                                                   ============   ==============                  ==============
Net asset value and offering price per share(b).   $       8.92   $        13.51                  $        13.51
                                                   ============   ==============                  ==============

                                                                           Columbia                     Columbia
                                                                          Tax-Exempt                   Tax-Exempt
                                                         Columbia Managed    Fund                         Fund
                                                         Municipals Fund  (Acquiring    Pro-Forma      Pro-Forma
                                                           Target Fund      Fund)      Adjustments      Combined
                                                         ---------------- ---------- ------------     ------------
Class C: (a)
Net assets..............................................   $  1,624,488   $8,699,018 $       (474)(d) $ 10,323,032
Shares outstanding......................................        182,025      643,956      (61,805)         764,176
                                                           ============   ==========                  ============
Net asset value and offering price per share (b)........   $       8.92   $    13.51                  $      13.51
                                                           ============   ==========                  ============
Class Z: (a)
Net assets..............................................   $365,234,853   $       -- $    (52,744)(d) $365,182,109
Shares outstanding......................................     40,927,284           --  (13,896,780)      27,030,504
                                                           ============   ========== ============     ============
Net asset value, offering and redemption price per share   $       8.92           --           --     $      13.51
                                                           ============   ========== ============     ============

--------
(a)Class A, B, C and Z shares of Columbia Managed Municipals Fund are exchanged for existing Class A, B, C shares of Columbia Tax- Exempt Fund and newly created Z shares of Columbia Tax-Exempt Fund, based on the net asset value per share of Columbia Tax-Exempt Fund's Class A, B, C and A shares, respectively, at the time of the merger.
(b)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(c)On sales of $50,000 or more the offering price is reduced.
(d)Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $60,577 and $46,614 to be borne by Columbia Managed Municipals Fund and Columbia Tax -- Exempt Fund, respectively.

Pro-Forma Combining
Statements of Operations
For the Twelve Months Ended November 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                                   Columbia
                                                                                  Tax-Exempt                   Columbia
                                                                Columbia Managed     Fund       Pro-Forma      Tax-Fund
                                                                Municipals Fund   Acquiring      Exempt        Pro-Forma
                                                                  Target Fund        Fund      Adjustments     Combined
                                                                ---------------- ------------  -----------  ------------
Investment Income:
Dividends......................................................   $     9,660    $     29,984  $        --  $     39,644
Interest.......................................................    22,775,791      95,919,141           --   118,694,932
                                                                  -----------    ------------  -----------  ------------
   Total Investment Income.....................................    22,785,451      95,949,125           --   118,734,576
                                                                  -----------    ------------  -----------  ------------
Expenses:
Investment advisory fee........................................     1,848,482       9,516,495     (590,570)   10,774,407(a)
Administration fee.............................................       518,435              --     (518,435)          -- (a)
Distribution fee:
      Class B..................................................        53,156         403,608           --       456,764(a)
      Class C..................................................        14,188          74,367           --        88,555(a)
Service fee:
      Class A..................................................       106,694       3,463,724      (10,090)    3,560,328(a)
      Class B..................................................        15,404         107,629       (1,409)      121,624(a)
      Class C..................................................         4,125          19,863         (373)       23,615(a)
Transfer agent fee.............................................       282,011       1,755,957   (1,250,687)      787,281(a)
Pricing and bookkeeping fees...................................       134,644         504,788     (409,820)      229,612(a)
Trustees' fees.................................................        19,156          56,096       (6,385)       68,867(b)
Custody fee....................................................        24,673          56,572           --        81,245
Non-recurring costs (See Note 6)...............................        21,055          85,311           --       106,366
Other expenses.................................................       260,013         494,732      (90,847)      663,898(b)
                                                                  -----------    ------------  -----------  ------------
   Total Expenses..............................................     3,302,036      16,539,142   (2,878,616)   16,962,562
Fees and expenses waived or reimbursed by
 Investment Advisor............................................            --        (538,454)     538,454           -- (a)
Fees waived by Distributor -- Class C..........................        (5,675)        (14,778)       2,742       (17,711)(c)
Custody earnings credit........................................        (1,437)         (2,192)          --        (3,629)
Non-recurring costs assumed by Investment Advisor
 (See Note 5)..................................................       (21,055)        (85,311)          --      (106,366)
                                                                  -----------    ------------  -----------  ------------
   Net Expenses................................................     3,273,869      15,898,407   (2,337,420)   16,834,856
                                                                  -----------    ------------  -----------  ------------
Net Investment Income..........................................    19,511,582      80,050,718    2,337,420   101,899,720
                                                                  -----------    ------------  -----------  ------------
Net Realized and Unrealized Gain (Loss) on Investments and
 Futures Contracts:
Net realized gain (loss) on:
   Investments.................................................     2,060,603       7,641,184           --     9,701,787
   Futures contracts...........................................      (830,127)     (3,350,364)          --    (4,180,491)
                                                                  -----------    ------------  -----------  ------------
      Net realized gain........................................     1,230,476       4,290,820           --     5,521,296
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................    (8,596,673)    (18,928,285)          --   (27,524,958)
   Futures contracts...........................................       432,474        (155,645)          --       276,829
                                                                  -----------    ------------  -----------  ------------
      Net change in unrealized appreciation (depreciation).....    (8,164,199)    (19,083,930)          --   (27,248,129)
                                                                  -----------    ------------  -----------  ------------
Net Loss.......................................................    (6,933,723)    (14,793,110)          --   (21,726,833)
                                                                  -----------    ------------  -----------  ------------
Net Increase in Net Assets from Operations.....................   $12,577,859    $ 65,257,608  $ 2,337,420  $ 80,172,887
                                                                  ===========    ============  ===========  ============

--------
(a)Based on the contract in effect (or that will be in effect at the time of the merger) for the Columbia Tax-Exempt Fund, the surviving fund.
(b)Reflects elimination of duplicate expenses achieved as a result of merging funds.
(c)Based on voluntary fee waiver currently in effect for Columbia Tax-Exempt Fund, the surviving fund.

Capitalization

   The following table shows on an unaudited basis the capitalization of the Columbia Managed Municipals Fund and the Columbia Tax-Exempt Fund as of April 29, 2005, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Columbia Managed Municipals Fund by the Columbia Tax-Exempt Fund at net asset value as of that date:

                                                                                                              Columbia
                                                               Columbia       Columbia                       Tax-Exempt
                                                               Managed       Tax-Exempt                         Fund
                                                              Municipals        Fund          Pro Forma       Pro Forma
                                                                 Fund     (Acquiring Fund)   Adjustments     Combined(1)
                                                             ------------ ---------------- ------------     --------------
Class A (3)
Net asset value............................................. $ 44,867,782  $1,611,388,983  $    (51,870)(2) $1,656,204,895
Shares outstanding..........................................    4,983,710     117,520,744    (1,711,563)       120,792,891
Net asset value per share................................... $       9.00  $        13.71                   $        13.71

Class B (3)
Net asset value............................................. $  5,960,991  $   40,784,974  $     (2,029)(2) $   46,743,936
Shares outstanding..........................................      662,123       2,974,494      (227,396)         3,409,221
Net asset value per share................................... $       9.00  $        13.71                   $        13.71

Class C (3)
Net asset value............................................. $  2,175,799  $    8,893,637  $       (573)(2) $   11,068,863
Shares outstanding..........................................      241,681         648,623       (83,003)           807,301
Net asset value per share................................... $       9.00  $        13.71                   $        13.71

Class Z (3)
Net asset value............................................. $355,632,137  $           --  $    (52,719)(2) $  355,579,418
Shares outstanding..........................................   39,502,095              --   (13,566,324)        25,935,771
Net asset value per share................................... $       9.00  $           --                   $        13.71

--------
(1)Assumes the Acquisition was consummated on April 29, 2005, and is for information purposes only. No assurance can be given as to how many shares of the Columbia Tax-Exempt Fund will be received by the shareholders of the Columbia Managed Municipals Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Tax-Exempt Fund that actually will be received on or after such date.
(2)Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $60,577 and $46,614 to be borne by Columbia Managed Municipals Fund and Columbia Tax-Exempt Fund, respectively.
(3)Class A, B, C and Z shares of Columbia Managed Municipals Fund are exchanged for Class A, B, C and new Z shares of Columbia Tax Exempt Fund based on the net asset value per share of Columbia Tax-Exempt Fund's Class A, B, C and A, respectively, at the time of the merger.

                                                               Columbia Managed    Columbia Tax Exempt Fund
                                                                Municipals Fund       (Acquiring Fund)
                                                             --------------------- -----------------------
                                                                         Allocated                Allocated
                                                             Net Assets  Expenses   Net Assets    Expenses   Total
                                                             ----------- --------- -------------  --------- -------
Class A.....................................................  44,867,782    6,651  1,611,388,983    45,219   51,870
Class B.....................................................   5,960,991      884     40,784,974     1,145    2,029
Class C.....................................................   2,175,799      323      8,893,637       250      573
Class D.....................................................          --       --             --        --       --
Class G.....................................................          --       --             --        --       --
Class T.....................................................          --       --             --        --       --
Class Z..................................................... 355,632,137   52,719             --        --   52,719
                                                             -----------  -------  -------------   -------  -------
                                                             408,636,709  $60,577  1,661,067,594   $46,614  107,191
                                                                          =======                  =======  =======

                           COLUMBIA TAX-EXEMPT FUND
                                      AND
                       COLUMBIA MANAGED MUNICIPALS FUND

                   PRO-FORMA COMBINING FINANCIAL STATEMENTS
                         Notes to Financial Statements
                               November 30, 2004
                                  (unaudited)

Note 1.  Organization

   Columbia Tax-Exempt Fund (the "Acquiring Fund"), a series of Columbia Funds Trust IV (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Columbia Managed Municipals Fund (the "Acquired Fund"), a series of Columbia Funds Trust IX, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

   The Acquiring Fund seeks as high a level of after-tax total return as is consistent with prudent risk by pursuing current income exempt from federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment-grade municipal bonds.

Fund Shares

   The Acquiring Fund may issue an unlimited number of shares. The Acquiring Fund offers three classes of shares: Class A, Class B and Class C. Each share class has its own sales charge and expense structure.

Note 2.  Basis of Combination

   The accompanying pro-forma financial statements are presented to show the effect of the proposed merger of Columbia Managed Municipals Fund ("Target Fund") a series of Columbia Funds Trust IX, by the Acquiring Fund as if such merger had occurred on December 1, 2003. The following notes refer to the accompanying pro-forma financial statements of such proposed merger.

   Under the terms of the merger, the combination of the Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by a combination of the net assets of the Target Fund into the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.

   The Investment Portfolio and Statement of Assets and Liabilities of the Target Fund and Acquiring Fund have been combined to reflect balances as of November 30, 2004. The Statement of Operations of the Target Fund and Acquiring Fund has been combined to reflect twelve months ended November 30, 2004. Columbia Management Advisors, Inc. believes that all of the securities held by the Target Fund would be eligible for purchase by the Acquiring Fund.

   Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combination periods will be not be re-stated.

   The accompanying pro-forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Target Fund included within their respective annual shareholder reports dated November 30, 2004 for the Acquiring Fund and June 30, 2004 for the Target Fund, as well as the semi-annual shareholder report dated December 31, 2004 for the Target Fund.

   The following notes refer to the accompanying pro-forma financial statements as if the above mentioned merger of the Target Fund by the Acquiring Fund had occurred on December 1, 2003.

Note 3.  Significant Accounting Policies

   Both the Acquiring Fund and the Target Fund have substantially the same accounting policies, which are detailed in the annual and semi-annual shareholder reports referenced above in Note 2.

Federal Income Tax Status

   Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Futures Contracts

   Each fund may invest in municipal and U.S. Treasury futures contracts. Each fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of each fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities,
(2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in each fund's Statement of Assets and Liabilities at any given time.

   Upon entering into a futures contract, each fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by each fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. Each fund also identified portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. Each fund recognizes a realized gain or loss when the contract is closed or expires.

Options

   Each fund may write call and put options on futures it owns or in which it may invest. Writing put options tends to increase each fund's exposure to the underlying instrument. Writing call options tends to decrease the fund's exposure to the underlying instrument. When each fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future transaction to determine the realized gain or loss. Each fund as a writer of an option has no control over whether the underlying future may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future underlying the written option. There is the risk each fund may not be able to enter into a closing transaction because of an illiquid market.

   Each fund may also purchase put and call options. Purchasing call options tends to increase each fund's exposure to the underlying instrument. Purchasing put options tends to decrease each fund's exposure to the underlying instrument. Each fund pays a premium, which is included in the fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with the purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss. Each fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Note 4.  Capital Shares

   The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Target Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value of the Target Fund divided by the net asset value per share of the Acquiring Fund as of November 30, 2004. The pro-forma number of shares outstanding, by class, for the combined entity consists of the following at November 30, 2004.

                          Shares of    Additional Shares   Total Shares
                       Acquiring Fund   Assumed Issued     Outstanding
       Class of Shares Pre-Combination    with Merger    Post Combination
       --------------- --------------- ----------------- ----------------
           Class A....   121,294,195       3,441,355       124,735,550
           Class B....     3,343,599         449,792         3,793,391
           Class C....       643,956         120,220           764,176
           Class Z....            --      27,030,504        27,030,504

Note 5.  Disclosure of Significant Risks and Contingencies

Legal Proceedings

   On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

   Under the terms of the SEC Order, the Columbia Group has agreed among other things, to pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

   Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined.

   As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

   A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

   On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

   In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs are expected to file a consolidated amended complaint in June 2005.

   The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

   In connection with events described in detail above, various parties have filed suit against certain funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, can not currently be made.

    Appendix A -- Statement of Additional Information of the Acquiring Fund

   COLUMBIA FUNDS TRUST I Columbia High Yield Opportunity Fund Columbia Strategic Income Fund Columbia Tax-Managed Growth Fund Columbia Tax-Managed Growth Fund II Columbia Tax-Managed Value Fund

   COLUMBIA FUNDS TRUST II Columbia Newport Greater China Fund Columbia Money Market Fund

   COLUMBIA FUNDS TRUST III Columbia Mid Cap Value Fund Columbia Liberty Fund Columbia Global Equity Fund Columbia Intermediate Government Income Fund Columbia Quality Plus Bond Fund Columbia Corporate Bond Fund Columbia Federal Securities Fund

   COLUMBIA FUNDS TRUST IV Columbia Tax-Exempt Fund Columbia Tax-Exempt Insured Fund Columbia Utilities Fund Columbia Municipal Money Market Fund

   COLUMBIA FUNDS TRUST V Columbia California Tax-Exempt Fund Columbia Connecticut Tax-Exempt Fund Columbia Massachusetts Tax-Exempt Fund Columbia New York Tax-Exempt Fund Columbia Large Company Index Fund Columbia U.S. Treasury Index Fund Columbia Small Company Index Fund Columbia Intermediate Tax-Exempt Bond Fund Columbia Massachusetts Intermediate Municipal Bond Fund Columbia Connecticut Intermediate Municipal Bond Fund Columbia New Jersey Intermediate Municipal Bond Fund Columbia New York Intermediate Municipal Bond Fund Columbia Rhode Island Intermediate Municipal Bond Fund Columbia Florida Intermediate Municipal Bond Fund Columbia Pennsylvania Intermediate Municipal Bond Fund

   COLUMBIA FUNDS TRUST VI Columbia Growth & Income Fund Columbia Small Cap Value Fund

   COLUMBIA FUNDS TRUST VII Columbia Newport Tiger Fund

   COLUMBIA FUNDS TRUST VIII Columbia Income Fund Columbia Intermediate Bond
Fund

   COLUMBIA FUNDS TRUST IX Columbia High Yield Municipal Fund Columbia Managed Municipals Fund

   COLUMBIA FUNDS TRUST XI Columbia Young Investors Fund Columbia Growth Stock Fund Columbia Asset Allocation Fund Columbia Dividend Income Fund Columbia Large Cap Core Fund Columbia Large Cap Growth Fund Columbia Disciplined Value Fund Columbia Small Cap Fund Columbia Small Company Equity Fund

            SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

1. The following language is added to the section "FUND CHARGES AND EXPENSES" in Part I of the Statements of Additional Information.

   With respect to Columbia Large Company Index Fund, Columbia Small Company Index Fund and Columbia Large Cap Growth Fund, Administration Agreements with Columbia Management Advisors, Inc. have been amended to reduce the rates at which fees are payable thereunder to the annual rate of 0.10% of the average daily net assets of Columbia Large Company Index Fund and Columbia Small Company Index Fund and 0.05% of the average daily net assets of Columbia Large Cap Growth Fund.

   With respect to each Fund listed below, Investment Advisory Agreement with Columbia Management Advisors, Inc. has been amended so that, effective February 9, 2005, the fees payable thereunder will be paid at the following reduced rates:

Columbia Tax-Managed Growth Fund

      Average Daily Net Assets                                      Rate
      ------------------------                                     -----
      Net assets under $500 million............................... 0.520%
      Net assets of $500 million but less than $1 billion......... 0.470%
      Net assets of $1 billion but less than $1.5 billion......... 0.420%
      Net assets of $1.5 billion but less than $3 billion......... 0.370%
      Net assets of $3 billion but less than $6 billion........... 0.350%
      Net assets in excess of $6 billion.......................... 0.330%

Columbia Tax-Managed Growth Fund II and Columbia Tax-Managed Value Fund

      Average Daily Net Assets                                      Rate
      ------------------------                                     -----
      Net assets under $500 million............................... 0.720%
      Net assets of $500 million but less than $1 billion......... 0.670%
      Net assets of $1 billion but less than $1.5 billion......... 0.620%
      Net assets of $1.5 billion but less than $3 billion......... 0.570%
      Net assets of $3 billion but less than $6 billion........... 0.550%
      Net assets in excess of $6 billion.......................... 0.530%

Columbia Large Cap Growth Fund

          Average Daily Net Assets                               Rate
          ------------------------                              -----
          Net assets under $200 million........................  0.70%
          Net assets of $200 million but less than $500 million 0.575%
          Net assets in excess of $500 million.................  0.45%

Columbia Large Cap Core Fund, Columbia Disciplined Value Fund and Columbia Dividend Income Fund

           Average Daily Net Assets                             Rate
           ------------------------                            -----
           Net assets under $500 million...................... 0.700%
           Net assets of $500 million but less than $1 billion 0.650%
           Net assets of $1 billion but less than $1.5 billion 0.600%
           Net assets of $1.5 billion but less than $3 billion 0.550%
           Net assets of $3 billion but less than $6 billion.. 0.530%
           Net assets in excess of $6 billion................. 0.510%

Columbia Growth & Income Fund

           Average Daily Net Assets                             Rate
           ------------------------                            -----
           Net assets under $500 million...................... 0.770%
           Net assets of $500 million but less than $1 billion 0.720%
           Net assets of $1 billion but less than $1.5 billion 0.600%
           Net assets of $1.5 billion but less than $3 billion 0.600%
           Net assets of $3 billion but less than $6 billion.. 0.600%
           Net assets in excess of $6 billion................. 0.580%

Columbia Asset Allocation Fund

           Average Daily Net Assets                             Rate
           ------------------------                            -----
           Net assets under $500 million...................... 0.650%
           Net assets of $500 million but less than $1 billion 0.600%
           Net assets of $1 billion but less than $1.5 billion 0.550%
           Net assets of $1.5 billion but less than $3 billion 0.500%
           Net assets of $3 billion but less than $6 billion.. 0.480%
           Net assets in excess of $6 billion................. 0.460%

Columbia Newport Tiger Fund

           Average Daily Net Assets                             Rate
           ------------------------                            -----
           Net assets under $500 million...................... 0.700%
           Net assets of $500 million but less than $1 billion 0.700%
           Net assets of $1 billion but less than $1.5 billion 0.620%
           Net assets of $1.5 billion but less than $3 billion 0.570%
           Net assets of $3 billion but less than $6 billion.. 0.520%
           Net assets in excess of $6 billion................. 0.470%

Columbia Newport Greater China Fund

           Average Daily Net Assets                             Rate
           ------------------------                            -----
           Net assets under $500 million...................... 0.950%
           Net assets of $500 million but less than $1 billion 0.950%
           Net assets of $1 billion but less than $1.5 billion 0.870%
           Net assets of $1.5 billion but less than $3 billion 0.820%
           Net assets of $3 billion but less than $6 billion.. 0.770%
           Net assets in excess of $6 billion................. 0.720%

Columbia Federal Securities Fund

           Average Daily Net Assets                             Rate
           ------------------------                            -----
           Net assets under $500 million...................... 0.530%
           Net assets of $500 million but less than $1 billion 0.480%
           Net assets of $1 billion but less than $1.5 billion 0.450%
           Net assets of $1.5 billion but less than $3 billion 0.420%
           Net assets in excess of $3 billion................. 0.400%

Columbia Intermediate Government Income Fund

           Average Daily Net Assets                             Rate
           ------------------------                            -----
           Net assets under $500 million...................... 0.460%
           Net assets of $500 million but less than $1 billion 0.410%
           Net assets of $1 billion but less than $1.5 billion 0.380%
           Net assets of $1.5 billion but less than $3 billion 0.350%
           Net assets of $3 billion but less than $6 billion.. 0.340%
           Net assets in excess of $6 billion................. 0.330%

Columbia Intermediate Bond Fund

           Average Daily Net Assets                             Rate
           ------------------------                            -----
           Net assets under $500 million...................... 0.350%
           Net assets of $500 million but less than $1 billion 0.350%
           Net assets of $1 billion but less than $1.5 billion 0.300%
           Net assets of $1.5 billion but less than $3 billion 0.290%
           Net assets of $3 billion but less than $6 billion.. 0.280%
           Net assets in excess of $6 billion................. 0.270%

Columbia Tax-Exempt Insured Fund and Columbia Tax-Exempt Fund

           Average Daily Net Assets                             Rate
           ------------------------                            -----
           Net assets under $500 million...................... 0.550%
           Net assets of $500 million but less than $1 billion 0.500%
           Net assets of $1 billion but less than $1.5 billion 0.470%
           Net assets of $1.5 billion but less than $3 billion 0.440%
           Net assets of $3 billion but less than $6 billion.. 0.430%
           Net assets in excess of $6 billion................. 0.420%

   Columbia Corporate Bond Fund, Columbia Quality Plus Bond Fund, Columbia Florida Intermediate Municipal Bond Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Intermediate Tax-Exempt Bond Fund, Columbia Pennsylvania Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund

           Average Daily Net Assets                             Rate
           ------------------------                            -----
           Net assets under $500 million...................... 0.480%
           Net assets of $500 million but less than $1 billion 0.430%
           Net assets of $1 billion but less than $1.5 billion 0.400%
           Net assets of $1.5 billion but less than $3 billion 0.370%
           Net assets of $3 billion but less than $6 billion.. 0.360%
           Net assets in excess of $6 billion................. 0.350%

Columbia Income Fund

           Average Daily Net Assets                             Rate
           ------------------------                            -----
           Net assets under $500 million...................... 0.420%
           Net assets of $500 million but less than $1 billion 0.375%
           Net assets of $1 billion but less than $1.5 billion 0.370%
           Net assets of $1.5 billion but less than $3 billion 0.340%
           Net assets of $3 billion but less than $6 billion.. 0.330%
           Net assets in excess of $6 billion................. 0.320%

Columbia High Yield Opportunity Fund and Columbia Strategic Income Fund

           Average Daily Net Assets                             Rate
           ------------------------                            -----
           Net assets under $500 million...................... 0.600%
           Net assets of $500 million but less than $1 billion 0.550%
           Net assets of $1 billion but less than $1.5 billion 0.520%
           Net assets in excess of $1.5 billion............... 0.490%

   Previously, Columbia Management had, with respect to the period from November 1, 2004 to February 9, 2005, waived a portion of its fees, so that it retained fees at the rates shown above.

2. The following paragraph is added to the section "HOW TO BUY SHARES" in Part II of the Statements of Additional Information:

   Investors should understand that, since the offering price of the Fund's shares is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge paid as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

3. The Fund's Trustees have approved, subject to shareholder approval at a shareholder meeting expected to be held in 2005, the replacement of each Fund's current fundamental investment restrictions with the following standardized fundamental investment restrictions (except that municipal funds will retain their current 80% policies required under Rule 35d-1 under the Investment Company Act of 1940):

PROPOSED FUNDAMENTAL RESTRICTIONS Each Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or
   (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. [Except for Funds that are "concentrated" in an industry or group of related industries.] Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. [Except for Funds classified as "non-diversified" under Section 5 of the 1940 Act.] Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief. [For municipal Funds only:
   For purposes of this restriction, tax exempt securities that are supported solely by the revenues of a particular private entity will be deemed to have been issued by that entity.]

G-35/994U-O405                    April 15, 2005

                           COLUMBIA TAX-EXEMPT FUND
                       COLUMBIA TAX-EXEMPT INSURED FUND
                       Series of Columbia Funds Trust IV
                      Statement of Additional Information
                                 April 1, 2005

   This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Columbia Tax-Exempt Fund and Columbia Tax-Exempt Insured Fund (each a Fund and, collectively, the Funds). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Funds dated April 1, 2005. This SAI should be read together with the Prospectus and each Fund's most recent Annual Report dated November 30, 2004. Investors may obtain a free copy of the Prospectus and Annual Report from Columbia Funds Distributor, Inc. (CFD), One Financial Center, Boston, MA 02111-2621. The financial statements and Report of Independent Registered Public Accounting Firm appearing in each Fund's November 30, 2004 Annual Report are incorporated into this SAI by reference.

   Part 1 of this SAI contains specific information about the Funds. Part 2 includes information about the funds distributed by CFD generally and additional information about certain securities and investment techniques described in the Funds' Prospectus.

TABLE OF CONTENTS

                                                                   Page
                                    -                              ----
        Part 1
        Definitions...............................................   b
        Organization and History..................................   b
        Investment Goals and Policies.............................   b
        Fundamental Investment Policies...........................   c
        Other Investment Policies.................................   c
        Fund Charges and Expenses.................................   d
        Custodian of the Funds....................................   n
        Independent Registered Public Accounting Firm of the Funds   n

        Part 2
        Miscellaneous Investment Practices........................   1
        Taxes.....................................................  25
        Management of the Funds...................................  33
        Determination of Net Asset Value..........................  48
        How to Buy Shares.........................................  50
        Special Purchase Programs/Investor Services...............  53
        Programs for Reducing or Eliminating Sales Charges........  56
        How to Sell Shares........................................  59
        Distributions.............................................  63
        How to Exchange Shares....................................  64
        Suspension of Redemptions.................................  64
        Shareholder Liability.....................................  64
        Shareholder Meetings......................................  65
        Appendix I................................................  66
        Appendix II...............................................  72

                                    Part 1

                           COLUMBIA TAX-EXEMPT FUND
                       COLUMBIA TAX-EXEMPT INSURED FUND
                      Statement of Additional Information
                                 April 1, 2005

DEFINITIONS

"Trust"                     Columbia Funds Trust IV
"Fund" or "Tax-Exempt Fund" Columbia Tax-Exempt Fund
"Fund" or "Insured Fund"    Columbia Tax-Exempt Insured Fund
"Advisor"                   Columbia Management Advisors, Inc., the Funds' investment
                            advisor
"CFD"                       Columbia Funds Distributor, Inc, the Funds' distributor
"CFS"                       Columbia Funds Services, Inc., the Funds' shareholder services and transfer agent

ORGANIZATION AND HISTORY

   The Trust is a Massachusetts business trust organized in 1978. Each Fund is an open-end, management investment company which is a diversified series of the Trust, and represents the entire interest in a separate series of the Trust. The Tax-Exempt Fund commenced investment operations on October 1, 1984 and the Insured Fund commenced investment operations on November 20, 1985.

   The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

   Effective April 1, 1999, the Trust changed its name from Colonial Trust IV to Liberty Funds Trust IV. The Trust changed its name to its current name on October 13, 2003. Effective July 14, 2000, the Tax-Exempt Fund changed its name from Colonial Tax-Exempt Fund to Liberty Tax-Exempt Fund, and the Insured Fund changed its name from Colonial Tax-Exempt Insured Fund to Liberty Tax-Exempt Insured Fund. The Funds changed their names to their current names on October 13, 2003.

INVESTMENT GOALS AND POLICIES

   The Prospectus describes the Funds' investment goals and investment policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Funds. Part 2 contains additional information about the following securities and investment techniques that may be utilized by each Fund, unless otherwise noted:

   Short-Term Trading
   Zero Coupon Securities
   Lower Rated Bonds (Tax-Exempt Fund only)
   Forward Commitments When Issued Securities Municipal Leases
   Asset Backed Securities
   Repurchase Agreements Options on Securities
   Futures Contracts and Related Options
   Inverse Floating Obligations

                                       b

   Pay-In-Kind (PIK) Securities
   Participation Interests
   Stand-by Commitments
   Swap Agreements

   Except as indicated below under "Fundamental Investment Policies," the Funds' investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES

   The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

   Each Fund may:

1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

2. Invest up to 5% of its net assets in real estate as a result of owning securities (i.e., foreclosing and collateral);

3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts does not exceed 5% of its total assets;

4. Not issue senior securities except as provided in paragraph 1 above and to the extent permitted by the 1940 Act;

5. Underwrite securities issued by others only when disposing of portfolio securities;

6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loan would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;

7. Not concentrate more than 25% of its total assets in any one industry, or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase a Fund would own more than 10% of the outstanding voting shares of such issuer; and

8. Under normal circumstances, invest at least 80% of its total assets in tax-exempt bonds.

   In addition to the above listed fundamental investment policies, the Funds also may:

9. Only own real estate acquired as the result of owning securities and not more than 5% of total assets.

OTHER INVESTMENT POLICIES

   As non-fundamental investment policies which may be changed without a shareholder vote, each Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2. Have a short securities position, unless a Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

                                       c

3. Invest more than 15% of its net assets in illiquid assets.

   Notwithstanding the investment policies and restrictions of the Funds, each Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Funds.

   Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, an issuer is the entity whose revenues support the security.

FUND CHARGES AND EXPENSES

   Effective November 1, 2004, the Board of Trustees approved a new management fee structure for the Funds, as follows: Under the Tax-Exempt and the Insured Fund's Management Agreement, the Trust pays the Advisor a monthly fee based on the combined average daily net assets, proportionately allocated among the Tax-Exempt Fund and the Insured Fund at the following annual rates (subject to any reductions that the Advisor may agree to periodically):

                   Average Net Assets         Annual Fee Rate
                   ------------------         ---------------
                   $0 to $500 million........      0.55%
                   $500 million to $1 billion      0.50%
                   $1 billion to $1.5 billion      0.47%
                   $1.5 billion to $3 billion      0.44%
                   $3 billion to $6 billion..      0.43%
                   Excess over $6 billion....      0.45%

   Effective November 1, 2003, the Board of Trustees approved a new management fee structure for the Funds, as follows: Under the Tax-Exempt Fund and the Insured Fund's Management Agreement, the Trust paid the Advisor a monthly fee based on the combined average daily net assets, proportionately allocated among the Tax-Exempt Fund and the Insured Fund at the following annual rates (subject to any reductions that the Advisor may agree to periodically):

                     Average Net Assets     Annual Fee Rate
                     ------------------     ---------------
                     First $1 billion......      0.60%
                     Next $2 billion.......      0.55%
                     Next $1 billion.......      0.50%
                     Excess over $4 billion      0.45%

   For the year ended November 30, 2002, and the period from December 1, 2002, to October 31, 2003, under the Tax-Exempt Fund and the Insured Fund's Management Agreement, the Trust paid the Advisor a monthly fee based on the combined average daily net assets, proportionately allocated among the Tax-Exempt Fund, the Insured Fund and Liberty High Yield Municipal Fund at the following annual rates (subject to any reductions to which the Advisor may have agreed periodically):

                     Average Net Assets     Annual Fee Rate
                     ------------------     ---------------
                     First $1 billion......      0.60%
                     Next $2 billion.......      0.55%
                     Next $1 billion.......      0.50%
                     Excess over $4 billion      0.45%

   Effective July 1, 2001, the management fees are subject to a voluntary waiver by the Advisor of 0.03% annually of the Tax-Exempt Fund's average daily net assets.

                                       d

   The Advisor is responsible for providing accounting and bookkeeping services to the Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement.

   Under its pricing and bookkeeping agreement with the Funds, the Advisor receives from each Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

  . An annual flat fee of $10,000, paid monthly; and In any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

   Each Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

   Each Fund pays a shareholders' servicing and transfer agency fee to CFS as follows:

  . An annual open account fee of $34 per open account plus the Fund's allocated share of reimbursement for the out-of-pocket expenses of CFS.

   Prior to November 1, 2003, each Fund paid a shareholders' servicing and transfer agency fee to CFS as follows:

  . An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

  . An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

  . A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus

  . A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of each Fund for such month; plus

  . Each Fund's allocated share of CFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST.

Recent Fees paid to the Advisor, CFD and CFS (dollars in thousands)

                                                      Tax-Exempt Fund
                                                 ------------------------
                                                 Years ended November 30,
                                                 ------------------------
                                                  2004     2003     2002
                                                 ------  -------  -------
      Management fee............................ $9,516  $10,637  $10,815
      Pricing and bookkeeping fee...............    505      667      916
      Shareholder service and transfer agent fee  1,756    3,662    3,554
      12b-1 fees:
         Service fee (Class A)..................  3,464    3,797    3,867
         Service fee (Class B)..................    108      150      194
         Service fee (Class C)..................     20       28       21
      Distribution fee (Class B)................    404      564      728
      Distribution fee (Class C)................     74      105       77
      Fees waived by CFD (Class C)..............    (15)     (21)     (16)
      Fees waived or reimbursed by the Advisor..   (538)    (698)    (612)

                                       e


                                                        Insured Fund
                                                    -----------------------
                                                    Years ended November 30,
                                                    -----------------------
                                                    2004    2003     2002
                                                    ----   ------   ------
      Management fee............................... $970   $1,052   $1,033
      Pricing and bookkeeping fee..................   65       80       94
      Shareholder service and transfer agent fee...  166      372      313
      12b-1 fees:
         Service fee (Class A).....................  270      294      296
         Service fee (Class B).....................   45       55       50
         Service fee (Class C).....................   25       24       16
      Distribution fee (Class B)...................  170      207      187
      Distribution fee (Class C)...................   92       89       61
      Fees waived by CFD (Class C).................  (37)     (36)     (24)
      Fees waived or reimbursed by the Advisor.....   --      (43)      --

Brokerage Commissions (dollars in thousands)

                                                        Tax-Exempt Fund
                                                        ------------------------
                                                        Years ended November 30,
                                                        ------------------------
                                                        2004     2003    2002
                                                        ----     ----    ----
          Total commissions............................ $70      $49     $73

                                                         Insured Fund
                                                        ------------------------
                                                        Years ended November 30,
                                                        ------------------------
                                                        2004     2003    2002
                                                        ----     ----    ----
          Total commissions............................  $9       $5      $4

   The Trust is required to identify any securities of its "regular brokers or dealers" that each Fund has acquired during its most recent fiscal year. At November 30, 2004, no Fund held securities of their regular brokers or dealers.

Trustees and Trustees' Fees

   Fund Complex consists of the following funds:

   The series of Columbia Funds Trust I, the series of Columbia Funds Trust II, the series of Columbia Funds Trust III, the series of Columbia Funds Trust IV, the series of Columbia Funds Trust V, the series of Columbia Funds Trust VI, the series of Columbia Funds Trust VII, the series of Liberty Variable Investment Trust and 8 closed-end management investment company portfolios (the "Liberty Funds").

   The series of Columbia Funds Trust VIII, the series of Columbia Funds Trust IX, the series of Columbia Funds Trust XI, the series of SteinRoe Variable Investment Trust (the "Stein Roe Funds").

   Two closed-end management investment company portfolios named Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (the "All-Star Funds").

   Columbia Management Multi-Strategy Hedge Fund, LLC.

   Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Growth Fund, Inc., Columbia High Yield Fund, Inc., Columbia International Stock Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Oregon

                                       f

Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc. and the series of CMG Fund Trust (the "Columbia Funds").

   The series of The Galaxy Funds (the "Galaxy Funds").

   The series of Columbia Acorn Trust and the series of Wanger Advisors Trust (the "Acorn Funds" and "WAT Funds," respectively).

   The Advisor or its affiliates pay the compensation of all the officers of the Funds in the Fund Complex advised by the Advisor, including Trustees who are affiliated with the Advisor. For the fiscal year ended November 30, 2004, and the calendar year ended December 31, 2004, the Trustees received the following compensation for serving as Trustees:

                                                     Aggregate           Aggregate
                                                   Compensation        Compensation     Total Compensation from
                          Pension or Retirement from the Tax-Exempt  from the Insured    the Fund Complex Paid
                           Benefits Accrued as  Fund for the Fiscal Fund for the Fiscal to the Trustees for the
                              Part of Fund          Year Ended          Year Ended        Calendar Year Ended
Trustee(a)                     Expenses(b)       November 30, 2004   November 30, 2004   December 31, 2004(a)
----------                --------------------- ------------------- ------------------- -----------------------
Douglas A. Hacker........          N/A                $3,705               $745                $135,000
Janet Langford Kelly.....          N/A                 3,956                794                 148,500
Richard W. Lowry.........          N/A                 3,457                703                 150,700
William E. Mayer.........          N/A                 3,918                794                 166,700
Charles R. Nelson........          N/A                 3,866                781                 141,500
John J. Neuhauser........          N/A                 3,664                744                 158,284
Patrick J. Simpson(c)....          N/A                 3,529                720                 129,000
Thomas E. Stitzel........          N/A                 3,917                805                 149,000
Thomas C. Theobald(d)....          N/A                 4,934                962                 172,500
Anne-Lee Verville(e).....          N/A                 4,322                875                 157,000
Richard L. Woolworth.....          N/A                 3,446                716                 131,000

--------
(a)As of December 31, 2004, the Fund Complex consisted of 127 open-end and 12 closed-end management investment company portfolios. Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth, then directors/trustees of the Columbia Funds, were appointed to the board of trustees of the Liberty Funds and Stein Roe Funds. Also effective October 8, 2003, the trustees of the Liberty Funds and the Stein Roe Funds were elected as directors/trustees of the Columbia Funds. A single combined board of trustees/directors now oversees all of the Liberty Funds, Stein Roe Funds and Columbia Funds. The All-Star Funds, Columbia Management Multi-Strategy Hedge Fund, LLC, the Galaxy Funds, the Acorn Funds and the WAT Funds each have separate boards of trustees/directors.
(b)The Funds do not currently provide pension or retirement plan benefits to the Trustees.
(c)During the fiscal year ended November 30, 2004, and the calendar year ended December 31, 2004, Mr. Simpson deferred $3,529 of his compensation from the Tax-Exempt Fund and $720 of his compensation from the Tax-Exempt Insured Fund, and $129,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Simpson's account under that plan was $143,646.
(d)During the fiscal year ended November 30, 2004, and the calendar year ended December 31, 2004, Mr. Theobald deferred $3,018 of his compensation from the Tax-Exempt Fund and $529 of his compensation from the Tax-Exempt Insured Fund, and $90,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Theobald's account under that plan was $157,328.
(e)During the fiscal year ended November 30, 2004, and the calendar year ended December 31, 2004, Ms. Verville deferred $1,844 of her compensation from the Tax-Exempt Fund and $323 from the Tax-Exempt Insured Fund, and $55,000 of her total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Ms. Verville's account under that plan was $653,275.

                                       g

Role of the Board of Trustees

   The Trustees of the Funds are responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers for the Funds and review the Funds' performance. The Trustees have created several committees to perform specific functions for the Funds. Mr. Theobald was elected Chairman of the Board of Trustees of the Liberty Funds, Stein Roe Funds and Columbia Funds effective December, 2003.

Audit Committee

   Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Trustees of the Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended November 30, 2004, the Audit Committee convened eleven times.

Governance Committee

   Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Funds. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the fiscal year ended November 30, 2004, the Governance Committee convened five times.

Advisory Fees & Expenses Committee

   Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended November 30, 2004, the Advisory Fees & Expenses Committee convened seven times.

Compliance Committee

   Ms. Kelly, Messrs. Nelson and Simpson and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Funds. Prior to August 10, 2004, Ms. Kelly, Mr. Nelson and Ms. Verville were members of the Compliance Committee of the Board of Trustees of the Funds. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee supervises legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended November 30, 2004, the Compliance Committee convened six times.

Investment Oversight Committees

   Beginning in 2004, each Trustee of the Funds also began serving on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Fund

                                       h

Complex and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Fund Complex which they review:

IOC #1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing Funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth,
        Outside Managed (i.e., sub-advised), Municipal.

IOC #2: Mr. Hacker and Ms. Verville are responsible for reviewing Funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income -- Multi Sector and
        Fixed Income -- Core.

IOC #3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing Funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation,
        High Yield and Money Market.

IOC #4: Messrs. Nelson, Simpson and Woolworth are responsible for reviewing Funds in the following asset categories: Large Blend, Mid Cap Growth, Small Growth, Asset Allocation,
        Specialty Equity, Taxable Fixed Income and Money Market.

Share Ownership

   The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2004 (i) in each Fund and (ii) in the Funds in the Fund Complex.

                                                          Aggregate Dollar
                                                          Range of Equity
                              Dollar Range   Dollar Range Securities Owned
                                of Equity     of Equity     in All Funds
                               Securities     Securities    Overseen by
                              Owned in the   Owned in the    Trustee in
         Name of Trustee     Tax-Exempt Fund Insured Fund   Fund Complex
         ---------------     --------------- ------------ ----------------
      Disinterested Trustees
      Douglas A. Hacker.....       $0             $0       Over $100,000
      Janet Langford Kelly..       $0             $0       Over $100,000
      Richard W. Lowry......       $0             $0       Over $100,000
      Charles R. Nelson.....       $0             $0       Over $100,000
      John J. Neuhauser.....       $0             $0       Over $100,000
      Patrick J. Simpson....       $0             $0       Over $100,000
      Thomas E. Stitzel.....       $0             $0       Over $100,000
      Thomas C. Theobald....       $0             $0       Over $100,000
      Anne-Lee Verville(a)..       $0             $0       Over $100,000
      Richard L. Woolworth..       $0             $0       Over $100,000

      Interested Trustee
      William E. Mayer......       $0             $0      $50,001-$100,000

--------
(a)Ms. Verville has elected to defer her compensation as a Trustee under the deferred compensation plan for independent Trustees of the Fund Complex. The value of her deferred compensation is determined as if the amounts had been invested, as of the date of deferral, in shares of one or more funds in the complex as specified by her. At December 31, 2004, the value of her deferred compensation account exceeded $100,000.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers

   The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Funds' portfolio managers managed as of the Funds' fiscal year-end.

                     Other Sec-Registered Open-   Other Pooled
 Portfolio Manager   end and Closed-end Funds   Investment Vehicles     Other Accounts
 -----------------   -------------------------- ------------------- ----------------------
                     Number of                  Number of           Number of
                     accounts       Assets      accounts    Assets  accounts     Assets
                     ---------    ------------  ---------   ------  --------- ------------
Kimberly Campbell...     4       $548 million       0         0         8     $    680,000
Gary Swayze.........     4       $719 million       0         0        20     $4.5 million

   See "Management -- Portfolio Transactions -- Potential conflicts of interest in managing multiple accounts" in Part II of this SAI for information on how the Advisor addresses potential conflicts of interest resulting from an individual's management of more than one account.

Ownership of Securities

   The table below shows the dollar ranges of shares of the Funds beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of the Funds' most recent fiscal year:

                                  Dollar Range of Equity Securities
             Portfolio Manager     in the Fund Beneficially Owned
             -----------------    ---------------------------------
             Kimberly Campbell...               None
             Gary Swayze.........               None

Compensation

   As of the Funds' most recent fiscal year end, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmark[s] noted below, emphasizing the manager's three- and five-year performance. The Advisor may also consider the portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

           Portfolio Manager    Performance Benchmark
           -----------------    ------------------------------------
           Kimberly Campbell... Lehman Brothers Municipal Bond Index
           Gary Swayze......... Lehman Brothers Municipal Bond Index

   The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor's profitability for the year, which is influenced by assets under management.

                                       j

Ownership of the Fund

   As of record on February 28, 2005, the officers and Trustees of the Trust owned less than 1% of the then outstanding shares of the Funds.

   As of record on February 28, 2005, the following shareholders of record owned 5% or more of one or more of each class of the Funds' outstanding shares:

Tax-Exempt Fund

                                Class B Shares

                   Merrill Lynch Pierce Fenner & Smith 11.80%
                   For the Sole Benefit of
                   Its Customers
                   Attn Fund Administration
                   4800 Deer Lake Drive East, Floor 2
                   Jacksonville, FL 32246-6484

                                Class C Shares

                   Merrill Lynch Pierce Fenner & Smith 16.39%
                   For the Sole Benefit of
                   Its Customers
                   Attn Fund Administration
                   4800 Deer Lake Drive East, Floor 2
                   Jacksonville, FL 32246-6484
                   Pershing LLC                         8.37%
                   PO Box 2052
                   Jersey City, NJ 07303-2052

Insured Fund

                                Class B Shares

                   Merrill Lynch Pierce Fenner & Smith 10.28%
                   For the Sole Benefit of
                   Its Customers
                   Attn Fund Administration
                   4800 Deer Lake Drive East, Floor 2
                   Jacksonville, FL 32246-6484

                                Class C Shares

                   Merrill Lynch Pierce Fenner & Smith 29.27%
                   For the Sole Benefit of
                   Its Customers
                   Attn Fund Administration
                   4800 Deer Lake Drive East, Floor 2
                   Jacksonville, FL 32246-6484
                   Citigroup Global Markets, Inc.      28.05%
                   Attn Peter Booth, 7th Floor
                   333 W. 34th St
                   New York, NY 10001-2402

                                       k

Sales Charges (dollars in thousands)

                                Class A Shares

                                                                               Tax-Exempt Fund
                                                                               ------------------------
                                                                               Years ended November 30,
                                                                               ------------------------
                                                                               2004     2003    2002
                                                                               ----     ----    ----
Aggregate initial sales charges on Fund share sales........................... $473     $837    $797
Initial sales charges retained by CFD.........................................   60      109      97
Aggregate contingent deferred sales charge (CDSC) on Fund redemptions retained
  by CFD......................................................................    0       30      39

                                                                Insured Fund
                                                              ------------------------
                                                              Years ended November 30,
                                                              ------------------------
                                                              2004     2003     2002
                                                              ----    ----      ----
 Aggregate initial sales charges on Fund share sales......... $45     $218      $229
 Initial sales charges retained by CFD.......................   6       28        28
 Aggregate CDSC on Fund redemptions retained by CFD..........   0         (a)      5

                                Class B Shares

                                                               Tax-Exempt Fund
                                                               ------------------------
                                                               Years ended November 30,
                                                               ------------------------
                                                               2004     2003    2002
                                                               ----     ----    ----
  Aggregate CDSC on Fund redemptions retained by CFD.......... $108     $120    $139

                                                                Insured Fund
                                                               ------------------------
                                                               Years ended November 30,
                                                               ------------------------
                                                               2004     2003    2002
                                                               ----     ----    ----
  Aggregate CDSC on Fund redemptions retained by CFD.......... $96      $105    $106

                                Class C Shares

                                                               Tax-Exempt Fund
                                                               ------------------------
                                                               Years ended November 30,
                                                               ------------------------
                                                               2004     2003    2002
                                                               ----     ----    ----
  Aggregate CDSC on Fund redemptions retained by CFD..........  $2       $3      $3

                                                                Insured Fund
                                                               ------------------------
                                                               Years ended November 30,
                                                               ------------------------
                                                               2004     2003    2002
                                                               ----     ----    ----
  Aggregate CDSC on Fund redemptions retained by CFD..........  $2      $12      $4

--------
(a)Rounds to less than one.

                                       l

12b-1 Plan, CDSCs and Conversion of Shares

   Each Fund offers three classes of shares -- Class A, Class B and Class C. The Funds may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (Plan) pursuant to Rule 12b-1 under the Act. Under the Plan, the Tax-Exempt Fund and the Insured Fund each pay CFD monthly a service fee at an annual rate of 0.20% of net assets attributed to each Class of shares. Each Fund also pays CFD monthly a distribution fee at the annual rate of 0.75% of average daily net assets attributed to Class B and Class C shares. CFD has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% (Tax-Exempt Fund) and 0.45% (Insured
Fund), annually. CFD may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CFD's expenses, CFD may in some cases realize a profit from the fees.

   The Plan authorizes any other payments by the Funds to CFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of the Funds' shares.

   The Trustees believe the Plan could be a significant factor in the growth and retention of each Fund's assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of the Funds' shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees. Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSCs are described in the Prospectus.

   No CDSC will be imposed on an amount which represents an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for the shares. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

   A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee. See the Prospectus for a description of the different programs.

                                       m

   Sales-related expenses (dollars in thousands) of CFD relating to each Fund were:

                                                                    Tax-Exempt Fund
                                                      -----------------------------------------
                                                             Year ended November 30, 2004,
                                                      -----------------------------------------
                                                      Class A Shares Class B Shares Class C Shares
                                                      -------------- -------------- --------------
Fees to FSFs.........................................     $4,061          $171           $86
Cost of sales material relating to the Fund
  (including printing and mailing expenses)..........         32             1              (a)
Allocated travel, entertainment and other promotional
  expenses (including advertising)...................         62             3             1

                                                                      Insured Fund
                                                      --------------------------------------------
                                                             Year ended November 30, 2004,
                                                      --------------------------------------------
                                                      Class A Shares Class B Shares Class C Shares
                                                      -------------- -------------- --------------
Fees to FSFs.........................................      $314           $78            $90
Cost of sales material relating to the Fund
  (including printing and mailing expenses)..........         4              (a)           4
Allocated travel, entertainment and other promotional
  expenses (including advertising)...................         8             2              8

--------
(a)Rounds to less than one.

CUSTODIAN OF THE FUNDS

   State Street Bank and Trust Company, located at 2 Avenue De Lafayette, Boston, MA 02111-2900, is the Funds' custodian. The custodian is responsible for safeguarding the Funds' cash and securities, receiving and delivering securities and collecting the Funds' interest and dividends.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE FUNDS

   PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the Funds' Independent Registered Public Accounting Firm. The Independent Registered Public Accounting Firm provide audit and tax return review services, assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectus have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

                                       n

                      STATEMENT OF ADDITIONAL INFORMATION

                                    PART 2

   The following information applies generally to most funds advised by the Advisor. "Funds" include the series of Columbia Funds Trust I (formerly named Liberty Funds Trust I), Columbia Funds Trust II (formerly named Liberty Funds Trust II), Columbia Funds Trust III (formerly named Liberty Funds Trust III), Columbia Funds Trust IV (formerly named Liberty Funds Trust IV), Columbia Funds Trust V (formerly named Liberty Funds Trust V), Columbia Funds Trust VI (formerly named Liberty Funds Trust VI), Columbia Funds Trust VII (formerly named Liberty Funds Trust VII), Columbia Funds Trust VIII (formerly named Liberty-Stein Roe Funds Income Trust), Columbia Funds Trust IX (formerly named Liberty-Stein Roe Funds Municipal Trust) and Columbia Funds Trust XI (formerly named Liberty-Stein Roe Funds Investment Trust) (each a Trust and together, the Trusts, also known as Fund Complex). In certain cases, the discussion applies to some, but not all, of the Funds, and you should refer to your Fund's Prospectus and to Part 1 of this Statement of Additional Information (SAI) to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

   Part 1 of this SAI lists on page b which of the following investment practices are available to your Fund. If an investment practice is not listed in Part 1 of this SAI, it is not applicable to your Fund.

Short-Term Trading

   In seeking the Fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the Fund may have owned the security. From time to time, the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. The Fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund's portfolio.

Short Sales

   A Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Lower-Rated Debt Securities

   Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the Fund's achievement of its investment goal; and

4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

   In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

Small Companies

   Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

Common Stock, Preferred Stock and Warrants

   Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the company's capital stock at a set price for a specified period of time.

Foreign Securities

   The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by a sub-custodian or depository. See also "Foreign Currency Transactions" below.

   The Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the Fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

   The Fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes" below.

   The Fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

   Exchange-traded Funds ("ETFs"). The Fund may invest in ETFs up to the maximum amount allowable under the 1940 Act. ETFs are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international.

   ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based.

   The Fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.

Zero Coupon Securities (Zeros)

   The Fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

Step Coupon Bonds (Steps)

   The Fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

Tender Option Bonds

   A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

Pay-In-Kind (PIK) Securities

   The Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

Money Market Instruments

   Government obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Supranational obligations are issued by supranational entities and are generally designed to promote economic improvements. Certificates of deposit are issued against deposits in a commercial bank with a defined return and maturity. Banker's acceptances are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. Commercial paper is a promissory note issued by a business to finance short-term needs (including promissory notes with floating or variable interest rates, or including a frequent interval put feature). Short-term corporate obligations are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. Participation Interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement in which the Fund would be allowed to invest directly.

   Certificates of Deposit are short-term negotiable instruments issued against deposits in a commercial bank with a defined return and maturity. Time Deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

   Government Obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

   U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

   Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved relatively little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.

   Bank Obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to any limitations on illiquid securities described in Part 1 of this SAI. For purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

   Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

   Separately Traded Interest and Principal Securities ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. While there is no limitation on the percentage of a Fund's assets that may be invested in STRIPS, the Advisor will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component is usually volatile in response to changes in interest rates.

   In U.S. Treasury Rolls, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Funds intend to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale.

   Commercial Paper is an unsecured short-term promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation were to default on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

   Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

Stripped Obligations

   To the extent consistent with their investment objective, Funds may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

   SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

Municipal Securities

   Municipal Securities acquired by the Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

   The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

   The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

   There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

   Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

   Municipal Securities purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

   The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this SAI and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Funds cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Funds and the liquidity and value of their respective portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

   Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

Private Activity Bonds

   The Funds may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

   Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Lease Obligations

   Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

   Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Securities Loans

   The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

Interfund Borrowing and Lending

   The Fund may lend money to and borrow money from other affiliated registered open-end investment companies. The Fund may borrow through the program when the Advisor believes borrowing is appropriate and the costs are equal to or lower than the costs of bank loans. When borrowing money, the Fund is subject to the risk that the securities the Fund acquires with the borrowed money or would otherwise have sold will decline in value. When lending money, the Fund is subject to the risk that the borrower will be unwilling or unable to make timely payments of interest or principal.

Forward Commitments ("When-Issued" and "Delayed Delivery" Securities)

   The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

Mortgage Dollar Rolls

   In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the Fund from the transaction.

REITs

   The Funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a

REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from any investments in REITs in their periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

Mortgage-Backed Securities

   Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

Non-Agency Mortgage-Backed Securities

   The Fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the Fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy.

Asset-Backed Securities

   Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively lengthen the expected maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

   Custody Receipts and Trust Certificates. Custody receipts, such as Morgan Stanley TRACERs (Traded Custody Receipts), and trust certificates, such as Lehman Brothers TRAINs (Targeted Return Index Securities Trust), are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities or with a trust in exchange for trust certificates evidencing interests in the trust, the principal asset of which is those securities. The sponsor will then generally sell those custody receipts or trust certificates in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt or trust certificate generally will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt or trust certificate. If a custody receipt or trust certificate is sold, a holder will be treated as having directly "disposed of its pro rata share of the securities evidenced by the custody receipt or trust certificate. Additionally, the holder of a custody receipt or trust certificate may withdraw the securities represented by the custody receipt or trust certificate subject to certain conditions. Custody receipts and trust certificates are generally subject to the same risks as those securities evidenced by the receipts or certificates which, in the case of the Fund, are corporate debt securities. Additionally, custody receipts and trust certificates may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

Repurchase Agreements

   The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Reverse Repurchase Agreements

   In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

Line of Credit

   The Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowings may be preferable to liquidation of portfolio securities.

Options on Securities

   Writing covered options. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund's investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

   The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

   The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

   The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

   If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

   Purchasing put options. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

   Purchasing call options. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

   Over-the-Counter (OTC) options. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund's Prospectus) of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

   Risk factors in options transactions. The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

   When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

   The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

   If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

   A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund's ability to realize its profits or limit its losses.

   Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

   Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Futures Contracts and Related Options

   Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

   A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

   Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

   Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

   Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

   The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

   Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

   Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

   A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

   Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

   The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

   Options on futures contracts. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

   As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

   The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

   Risks of transactions in futures contracts and related options. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

   Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

   There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

   To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   Use by tax-exempt funds of interest rate and U.S. Treasury security futures contracts and options. The Funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

   In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

   Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

   There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

   Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

   In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

   Options on index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   Options on Indices. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

   Options on Foreign Stock Indices. The Funds may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

Swap Agreements (Swaps, Caps, Collars and Floors)

   The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

   In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

   Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

   Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

Equity Swaps

   The Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

   Risk factors in equity swap transactions. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the portfolio managers do not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. See "Taxes" for information on tax risks associated with equity swaps.

Foreign Currency Transactions

   The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

   The Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

   The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

   For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

   When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

   The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

   It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

   Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

   Currency forward and futures contracts. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

   Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

   At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

   Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

   Currency options. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit (ECU). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

   The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

   The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

   The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

   There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

   Settlement procedures. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

   Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

Participation Interests

   The Fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

Stand-by Commitments

   When the Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

   The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund portfolio will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

Variable and Floating Rate Obligations

   Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

   If a variable or floating rate instrument is not rated, the Fund's Advisor must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

Inverse Floaters

   Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Rule 144A Securities

   The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (1933 Act). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes,
(2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

   Currency Swaps. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecast of market value and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Convertible Securities

   Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

   Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Advisor's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

Guaranteed Investment Contracts

   Pursuant to guaranteed investment contracts ("GICs"), which are issued by U.S. and Canadian insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets.

   The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. No Fund will invest more than 20% of its total assets in GICs.

Bank Investment Contracts

   Bank investment contracts ("BICs") issued by banks that meet certain quality and asset size requirements for banks are available to the Funds. Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

Loan Participations

   Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

Structured Investments

   Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. Equity-linked securities are a form of structured investment and generally consist of a conversion privilege to a single company's common stock plus a fixed annual distribution to the holder. Equity-linked securities have some derivative characteristics because the conversion feature is linked to the price of the company's common stock. Equity-linked securities are designed to provide investors with higher quarterly income than the dividend paid per share on the common stock. However, equity-linked securities have decreased potential for capital appreciation because of limitations of the conversion feature.

   Equity-linked securities include issues such as "Structured Yield Product Exchangeable for Stock" ("STRYPES"), "Trust Automatic Common Exchange Securities" ("TRACES"), "Trust Issued Mandatory Exchange Securities" ("TIMES"), "Trust Enhanced Dividend Securities" ("TRENDS") and other similar securities, including those which may be developed in the future. The issuers of the above listed examples of equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on equity-linked securities generally consist of the cash received from the U.S. Treasury securities and equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

   Equity-linked securities may be issued by closed-end or other forms of investment companies. To the extent that equity-linked securities are issued by investment companies, a Fund's investments in equity-linked securities are subject to the same limitations as investments in more traditional forms of investment companies.

Yankee Obligations

   Yankee obligations are U.S. dollar-denominated instruments of foreign issuers that are either registered with the SEC or issued pursuant to Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker's acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

American, European, Continental and Global Depositary Receipts

   American Depositary Receipts ("ADRs") are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts ("GDRs") are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities, if any. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Temporary Cash Balances

   The Funds may hold very small temporary cash balances to efficiently manage transactional expenses. These cash balances are expected, under normal conditions, not to exceed 2% of each Fund's net assets at any time (excluding amounts used as margin and segregated assets with respect to futures transactions and collateral for securities loans and repurchase agreements). The Funds may invest these temporary cash balances in short-term debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"), high quality commercial paper (rated A-1 or better by S&P or P-1 or better by Moody's), certificates of deposit and time deposits of banking institutions having total assets in excess of $1 billion, and repurchase agreements collateralized by U.S. Government Securities. The Funds may also hold these investments in connection with U.S. Treasury rolls, which are not subject to the 2% limitation above.

TAXES

   In this section, all discussions of taxation at the shareholder and fund levels relate to U.S. federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

   Federal Taxes. Although it may be one of several series in a singe trust, the Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (Code). The Fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets.

   To qualify as a "regulated investment company," the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities or other regulated investment companies; or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses; and (c) distribute with respect to each year at least 90% of its taxable net investment income, its tax-exempt interest income and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do not apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. As a regulated investment company that is accorded special tax treatment, the Fund will not be subject to any federal income taxes on its net investment income and net realized capital gains that it distributes to shareholders on the form of dividends and in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund were to fail to qualify as a "regulated investment company" accorded special tax treatment in any taxable year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions (including any distributions of net tax-exempt income and net long-term capital gains) would generally be taxable as ordinary income to the shareholders, except to the extent they were treated as "qualified dividend income," as described below. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

   If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the underdistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

   Alternative Minimum Tax. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

   Dividends Received Deductions. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends may be, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

   Return of Capital Distributions. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces tax basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

   Funds that invest in U.S. Government Securities. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

   Fund Distributions. Distributions from the Fund (other than qualified dividend income and exempt-interest dividends, as discussed below) will generally be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 15% for taxable years beginning on or before December 31, 2008.

   Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price of the shareholder paid). Distributions are taxable whether received in cash or in Fund shares.

   Qualified Dividend Income. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or
(b) treated as a passive foreign investment company. With respect to a Fund investing in bonds, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

   In general, distributions of investment income properly designated by the Fund as derived from qualified dividend income may be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to his or her shares. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

   Distributions from Tax-exempt Funds. Each tax-exempt Fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder (but may be taxable for federal alternative minimum tax purposes and for state and local tax purposes). The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

   Income from certain "private activity bonds" issued after August 7, 1986, is treated as a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

   Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15% tax rate for shareholders who are individuals) regardless of the length of time Fund shares are held by the shareholder.

   A tax-exempt Fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of more than one year is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

   Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the Fund.

   Special Tax Rules Applicable to Tax-exempt Funds. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users, as further defined in the Code. Income derived from the Fund's investments other than tax-exempt instruments may give rise to taxable income. The Fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of Fund shares to the extent of tax-exempt dividends paid during that period. Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

   Sales of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than one year, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

   Under Treasury regulations, if on a disposition of Fund shares a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder will likely have to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. You are advised to consult with your tax advisor.

   Backup Withholding. Certain distributions and redemptions may be subject to backup withholding for taxpayers who fail to furnish a correct taxpayer identification number, who have under-reported dividend or interest income, or who fail to certify to the Fund that the shareholder is a United States person and is not subject to the withholding. This number and certification may be provided by either a Form W-9 or the accompanying application. In certain instances, CFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

   Hedging Transactions. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

   Securities Issued at a Discount. The Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

   Foreign Currency-Denominated Securities and Related Hedging
Transactions. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This may produce a difference between the Fund's book income and its taxable income possibly accelerating distributions or converting distributions of book income and gains to returns of capital for book purposes.

   If more than 50% of the Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal income tax purposes for their pro rata portion of certain qualified foreign taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

   Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing Fund." A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

   Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund.

   If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

   The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S.

and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

   Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning on September 1, 2005) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

ADDITIONAL TAX MATTERS CONCERNING TRUST SHARES (This Section is applicable only to the Columbia Tax-Managed Growth Fund)

   Federal Gift Taxes. An investment in Trust Shares may be a taxable gift for federal tax purposes, depending upon the option selected and other gifts that the donor and his or her spouse may make during the year.

   Under the Columbia Advantage Plan, the entire amount of the gift will be a "present interest" that qualifies for the federal gift tax annual exclusion. In that case, the donor will be required to file a federal gift tax return on account of this gift only if (i) the aggregate present interest gifts by the donor to the particular beneficiary (including the gift of Trust Shares) exceed $11,000 or (ii) the donor wishes to elect gift splitting on gifts with his or her spouse for the year. The trustee will notify the beneficiary of his or her right of withdrawal promptly following any contribution under the Advantage Plan.

   Under the Columbia Gift Plan, the entire amount of the gift will be a "future interest" for federal gift tax purposes, so that none of the gift will qualify for the federal gift tax annual exclusion. Consequently, the donor will have to file a federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $11,000.

   No federal gift tax will be payable by the donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or otherwise exempt), including taxable gifts of other assets as well as any taxable gifts of trust shares, exceed the federal gift and estate tax exemption equivalent amount, which is $1,000,000 for gifts made after December 31, 2001, and before January 1, 2010.

   Any gift of Trust Shares that does not qualify as a present interest or that exceeds the available annual exclusion amount will reduce the amount of the donor's Federal gift and estate tax exemption (if any) that would otherwise be available for future gifts for transfers at death.

   The donor and his or her spouse may elect "gift-splitting" for any gift of Trust Shares (other than a gift to such spouse), meaning that the donor and his or her spouse may elect to treat the gift as having been made one-half by each of them, thus allowing a total gift of $22,000.

   The donor's gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the donor resides imposes a gift tax. Many states do not impose such a tax. Some states follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

Generation-Skipping Transfer Taxes

   If the beneficiary of a gift of Trust Shares is a relative who is two generations or more younger than the donor, or is not a relative and is more than 37 1/2 years younger than the donor, the gift will be subject in whole or in part to the generation-skipping transfer tax (the "GST tax") unless the gift is made under the Columbia Advantage Plan and does not exceed the available annual exclusion amount. An exemption (the "GST exemption"), equal to $1.5 million in 2005, is allowed against this tax, and so long as the GST exemption has not been used by other transfers it will automatically be allocated to a gift of Trust Shares that is subject to the GST tax unless the donor elects otherwise. Such an election is made by reporting the gift on a timely filed gift tax return and paying the applicable GST tax. The GST tax is imposed at a flat rate (47% for gifts made in 2005) on the amount of the gift, and payment of the tax by the donor is treated as an additional gift for gift tax purposes.

Income Taxes

   The Internal Revenue Service takes the position that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated, for Federal income tax purposes, as the "owner" of the portion of the trust that was subject to the power. Accordingly, if the donor selects Columbia Advantage Trust Shares, the beneficiary will be treated as the "owner" of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the trust on his or her personal Federal income tax return. The trust will not pay Federal income taxes on any of the trust's income or capital gains. The trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the beneficiary a statement following each year showing the amounts (if any) that the beneficiary must report on his or her income tax returns for that year. If the beneficiary is under fourteen years of age, these amounts may be subject to Federal income taxation at the marginal rate applicable to the beneficiary's parents. The beneficiary may at any time after the creation of the trust irrevocably elect to require the trustee to pay him or her a portion of the trust's income and capital gains annually thereafter to provide funds with which to pay any resulting income taxes, which the trustee will do by redeeming Trust Shares. The amount distributed will be a fraction of the trust's ordinary income and short-term capital gains and the trust's long-term capital gains equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 35% and 15%, respectively). If the beneficiary selects this option, he or she will receive those fractions of his or her trust's income and capital gains annually for the duration of the trust.

   Under the Columbia Advantage Plan, the beneficiary will also be able to require the trustee to pay his or her tuition, room and board and other expense of his or her college or post-graduate education, and the trustee will raise the cash necessary to fund these distributions by redeeming Trust Shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above. Payments must be made directly to the educational institution.

   If the donor selects the Columbia Gift Plan, the trust that he or she creates will be subject to Federal income tax on all income and capital gains realized by it, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income or short-term capital gains (currently, 35%), but at a much lower taxable income level than would apply to an individual. It is anticipated, however, that most of the gains taxable to the trust will be long-term capital gain, on which the Federal income tax rate is currently limited to 15%. The trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The beneficiary will not pay Federal income taxes on any of the trust's income or capital gains, except those earned in the year when the trust terminates. The trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the beneficiary an information statement for the year in which the trust terminates showing the amounts (if any) that the beneficiary must report on his or her Federal and state income tax returns for that year.

   When the trust terminates, the distribution of the remaining shares held in the trust to the beneficiary will not be treated as a taxable disposition of the shares. Any Fund shares received by the beneficiary will have the same cost basis as they had in the trust at the time of termination. Any Fund shares received by the beneficiary's estate will have a basis equal to the value of the shares at the beneficiary's death (or the alternate valuation date for Federal estate tax purposes, if elected).

Consultation with Qualified Advisor

   Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective donors should consider consulting with their financial or tax advisor before investing in Trust Shares.

MANAGEMENT OF THE FUNDS

   The Advisor provides administrative and management services to the Funds. On April 1, 2003, Fleet Investment Advisors Inc., Stein Roe & Farnham Incorporated, Colonial Management Associates, Inc. and Newport Pacific Management, Inc. (NPMI), merged into Columbia Management Advisors, Inc. Each of the four merging companies was a registered investment advisor and advised various Funds in the Fund Complex. The Advisor, located at 100 Federal Street, Boston, Massachusetts 02110, is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. The Advisor has been an investment advisor since 1969.

   In addition, immediately prior to the mergers described above and also on April 1, 2003, Newport Fund Management, Inc. (NFMI), a subsidiary of NPMI and a registered investment advisor that advised several Funds in the Fund Complex, merged into NPMI. As a result of NPMI's merger into the Advisor, the Advisor is now the Advisor to the Funds previously advised by NFMI.

Trustees and Officers (this section applies to all of the Funds)

   The Trustees and officers serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Fund Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below.

                                                                                 Number of
                                   Year First                                  Portfolios in
                                   Elected or                                      Fund
                                   Appointed                                      Complex
    Name, Address        Position      to          Principal Occupation(s)      Overseen by        Other
       and Age          with Funds Office/(1)/     During Past Five Years         Trustee    Directorships Held
    -------------       ---------- ----------      ----------------------      ------------- ------------------
Disinterested Trustees

Douglas A. Hacker        Trustee      1996     Executive Vice President --          101             None
(Age 49)                                       Strategy of United Airlines
P.O. Box 66100                                 (airline) since December, 2002
Chicago, IL 60666                              (formerly President of UAL
                                               Loyalty Services (airline) from
                                               September, 2001 to December,
                                               2002; Executive Vice President
                                               and Chief Financial Officer of
                                               United Airlines from July,
                                               1999 to September, 2001;
                                               Senior Vice President-Finance
                                               from March, 1993 to July,
                                               1999).

Janet Langford Kelly     Trustee      1996     Partner, Zelle, Hofmann,             101             None
(Age 47)                                       Voelbel, Mason & Gette LLP
9534 W. Gull Lake Drive                        (law firm); Adjunct Professor
Richland,                                      of Law, Northwestern
MI 49083-8530                                  University, since September,
                                               2004; (formerly Chief
                                               Administrative Officer and
                                               Senior Vice President, Kmart
                                               Holding Corporation
                                               (consumer goods), from
                                               September, 2003 to March,
                                               2004; Executive Vice
                                               President-Corporate
                                               Development and
                                               Administration, General
                                               Counsel and Secretary,
                                               Kellogg Company (food
                                               manufacturer), from
                                               September, 1999 to August,
                                               2003; Senior Vice President,
                                               Secretary and General Counsel,
                                               Sara Lee Corporation (branded,
                                               packaged, consumer-products
                                               manufacturer) from January,
                                               1995 to September, 1999).

                                                                                    Number of
                                    Year First                                    Portfolios in
                                    Elected or                                        Fund
                                    Appointed                                        Complex
     Name, Address        Position      to           Principal Occupation(s)       Overseen by        Other
        and Age          with Funds Office/(1)/      During Past Five Years          Trustee    Directorships Held
     -------------       ---------- ----------       ----------------------       ------------- ------------------
Disinterested Trustees

Richard W. Lowry          Trustee      1995     Private Investor since August,         103/(3)/        None
(Age 68)                                        1987 (formerly Chairman and
10701 Charleston Drive                          Chief Executive Officer, U.S.
Vero Beach, FL 32963                            Plywood Corporation (building
                                                products manufacturer)).

Charles R. Nelson         Trustee      1981     Professor of Economics,                  101           None
(Age 62)                                        University of Washington,
Department of Economics                         since January, 1976; Ford and
University of Washington                        Louisa Van Voorhis Professor
Seattle, WA 98195                               of Political Economy,
                                                University of Washington,
                                                since September, 1993
                                                (formerly Director, Institute for
                                                Economic Research,
                                                University of Washington from
                                                September, 2001 to June,
                                                2003) Adjunct Professor of
                                                Statistics, University of
                                                Washington, since September,
                                                1980; Associate Editor, Journal
                                                of Money Credit and Banking,
                                                since September, 1993;
                                                consultant on econometric and
                                                statistical matters.

John J. Neuhauser         Trustee      1985     Academic Vice President and            103/(3)/    Saucony, Inc.
(Age 61)                                        Dean of Faculties since                            (athletic
84 College Road                                 August, 1999, Boston College                       footwear)
Chestnut Hill,                                  (formerly Dean, Boston
MA 02467-3838                                   College School of
                                                Management from September,
                                                1977 to August, 1999).

Patrick J. Simpson        Trustee      2000     Partner, Perkins Coie L.L.P.             101           None
(Age 60)                                        (law firm).
1120 N.W. Couch Street
Tenth Floor
Portland,
OR 97209-4128

Thomas E. Stitzel         Trustee      1998     Business Consultant since                101           None
(Age 69)                                        1999 (formerly Professor of
2208 Tawny Woods Place                          Finance from 1975 to 1999,
Boise, ID 83706                                 College of Business, Boise
                                                State University); Chartered
                                                Financial Analyst.

                                                                                 Number of
                                  Year First                                   Portfolios in
                                  Elected or                                       Fund
                                  Appointed                                       Complex
    Name, Address       Position      to          Principal Occupation(s)       Overseen by        Other
       and Age         with Funds Office/(1)/     During Past Five Years          Trustee    Directorships Held
    -------------      ---------- ----------      ----------------------       ------------- ------------------
Disinterested Trustees

Thomas C. Theobald      Trustee      1996     Partner and Senior Advisor,           101            Anixter
(Age 67)/(4)/           and                   Chicago Growth Partners                              International
8 Sound Shore Drive     Chairman              (private equity investing) since                     (network
Suite 285               of the                September, 2004 (formerly                            support
Greenwich, CT 06830     Board                 Managing Director, William                           equipment
                                              Blair Capital Partners (private                      distributor);
                                              equity investing) from                               Ventas, Inc.
                                              September, 1994 to September,                        (real estate
                                              2004).                                               investment
                                                                                                   trust); Jones
                                                                                                   Lang
                                                                                                   LaSalle
                                                                                                   (real estate
                                                                                                   management
                                                                                                   services)
                                                                                                   and Ambac
                                                                                                   Financial
                                                                                                   Group
                                                                                                   (financial
                                                                                                   guaranty
                                                                                                   insurance)

Anne-Lee Verville       Trustee      1998     Retired since 1997 (formerly          101            Chairman of
(Age 59)                                      General Manager, Global                              the Board of
359 Stickney Hill Road                        Education Industry, IBM                              Directors,
Hopkinton, NH 03229                           Corporation (computer and                            Enesco
                                              technology) from 1994 to                             Group, Inc.
                                              1997).                                               (designer,
                                                                                                   importer
                                                                                                   and
                                                                                                   distributor
                                                                                                   of giftware
                                                                                                   and
                                                                                                   collectibles)

Richard L. Woolworth    Trustee      1991     Retired since December 2003           101            Northwest
(Age 63)                                      (formerly Chairman and Chief                         Natural Gas
100 S.W. Market Street                        Executive Officer, The                               Co. (natural
#1500                                         Regence Group (regional                              gas service
Portland, OR 97207                            health insurer); Chairman and                        provider)
                                              Chief Executive Officer,
                                              BlueCross BlueShield of
                                              Oregon; Certified Public
                                              Accountant, Arthur Young &
                                              Company)

                                                                               Number of
                                 Year First                                  Portfolios in
                                 Elected or                                      Fund
                                 Appointed                                      Complex
    Name, Address      Position      to          Principal Occupation(s)      Overseen by           Other
       and Age        with Funds Office/(1)/     During Past Five Years         Trustee       Directorships Held
    -------------     ---------- ----------      ----------------------      -------------    ------------------
Interested Trustee

William E. Mayer/(2)/  Trustee      1994     Partner, Park Avenue Equity          103/(3)/  Lee Enterprises
(Age 64)                                     Partners (private equity) since                (print media),
399 Park Avenue                              February, 1999 (formerly                       WR
Suite 3204                                   Partner, Development Capital                   Hambrecht +
New York, NY 10022                           LLC from November 1996 to                      Co. (financial
                                             February, 1999).                               service
                                                                                            provider);
                                                                                            Reader's
                                                                                            Digest
                                                                                            (publishing);
                                                                                            OPENFIELD
                                                                                            Solutions
                                                                                            (retail industry
                                                                                            technology
                                                                                            provider)

--------
/(1)/In October 2003, the trustees of the Liberty Funds and Stein Roe Funds
    (both as defined in Part 1 of this SAI) were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.
/(2)/Mr. Mayer is an "interested person" (as defined in the Investment Company
     Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht +
     Co.
/(3)/Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the
     All-Star Funds (as defined in Part 1 of this SAI).
/(4)/Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

                                 Year First
                      Position   Elected or
    Name, Address       with    Appointed to                  Principal Occupation(s)
       and Age         Funds       Office                     During Past Five Years
    -------------      -----    ------------                  ----------------------
Officers

Christopher L. Wilson President     2004     Head of Mutual Funds since August, 2004 and Senior Vice
(Age 47)                                     President of the Advisor since January, 2005; President of
One Financial Center                         the Columbia Funds, Liberty Funds and Stein Roe Funds
Boston, MA 02111                             since October, 2004; President and Chief Executive Officer of the Nations Funds since January, 2005; Senior Vice
                                             President of BACAP Distributors LLC since January, 2005;
                                             Director of FIM Funding, Inc. since January, 2005; Senior
                                             Vice President of Columbia Funds Distributor, Inc. since
                                             January, 2005; Director of Columbia Funds Services, Inc.
                                             since January, 2005 (formerly President and Chief
                                             Executive Officer, CDC IXIS Asset Management Services,
                                             Inc. from September, 1998 to August, 2004).

                                  Year First
                                  Elected or
   Name, Address      Position   Appointed to                 Principal Occupation(s)
      and Age        with Funds     Office                    During Past Five Years
   -------------     ----------  ------------                 ----------------------
Officers

J. Kevin Connaughton Treasurer       2000     Treasurer of the Columbia Funds since October, 2003 and
(Age 40)                                      of the Liberty Funds, Stein Roe Funds and All-Star Funds
One Financial Center                          since December, 2000; Vice President of the Advisor
Boston, MA 02111                              since April, 2003 (formerly President of the Columbia
                                              Funds, Liberty Funds and Stein Roe Funds from
                                              February, 2004 to October, 2004; Chief Accounting
                                              Officer and Controller of the Liberty Funds and All-Star
                                              Funds from February, 1998 to October, 2000); Treasurer
                                              of the Galaxy Funds since September, 2002 (formerly
                                              Treasurer from December, 2002 to December, 2004 and
                                              President from February, 2004 to December, 2004 of the
                                              Columbia Management Multi-Strategy Hedge Fund,
                                              LLC; Vice President of Colonial Management
                                              Associates, Inc. from February, 1998 to October, 2000).

Mary Joan Hoene      Senior Vice     2004     Senior Vice President and Chief Compliance Officer of
(Age 54)             President                the Columbia Funds, Liberty Funds, Stein Roe Funds and
40 West 57th Street  and Chief                All-Star Funds since August, 2004 (formerly Partner,
New York, NY 10005   Compliance               Carter, Ledyard & Milburn LLP from January, 2001 to
                     Officer                  August, 2004; Counsel, Carter, Ledyard & Milburn LLP
                                              from November, 1999 to December, 2000; Vice President
                                              and Counsel, Equitable Life Assurance Society of the
                                              United States from April, 1998 to November, 1999,).

Michael G. Clarke    Chief           2004     Chief Accounting Officer of the Columbia Funds, Liberty
(Age 35)             Accounting               Funds, Stein Roe Funds and All-Star Funds since
One Financial Center Officer                  October, 2004 (formerly Controller of the Columbia
Boston, MA 02111                              Funds, Liberty Funds, Stein Roe Funds and All-Star
                                              Funds from May, 2004 to October, 2004; Assistant
                                              Treasurer from June, 2002 to May, 2004; Vice President,
                                              Product Strategy & Development of the Liberty Funds
                                              and Stein Roe Funds from February, 2001 to June, 2002;
                                              Assistant Treasurer of the Liberty Funds, Stein Roe
                                              Funds and the All-Star Funds from August, 1999 to
                                              February, 2001; Audit Manager, Deloitte & Toche LLP
                                              from May, 1997 to August, 1999).

Jeffrey R. Coleman   Controller      2004     Controller of the Columbia Funds, Liberty Funds, Stein
(Age 35)                                      Roe Funds and All-Star Funds since October, 2004
One Financial Center                          (formerly Vice President of CDC IXIS Asset
Boston, MA 02111                              Management Services, Inc. and Deputy Treasurer of the
                                              CDC Nvest Funds and Loomis Sayles Funds from
                                              February, 2003 to September, 2004; Assistant Vice
                                              President of CDC IXIS Asset Management Services, Inc.
                                              and Assistant Treasurer of the CDC Nvest Funds from
                                              August, 2000 to February, 2003; Tax Manager of PFPC,
                                              Inc. from November, 1996 to August, 2000).

                                 Year First
                                 Elected or
   Name, Address      Position  Appointed to                 Principal Occupation(s)
      and Age        with Funds    Office                    During Past Five Years
   -------------     ---------- ------------                 ----------------------
Officers

R. Scott Henderson   Secretary      2004     Secretary of the Columbia Funds, Liberty Funds and Stein
(Age 45)                                     Roe Funds since December, 2004 (formerly Of Counsel,
One Financial Center                         Bingham McCutchen from April, 2001 to September, 2004;
Boston, MA 02111                             Executive Director and General Counsel, Massachusetts
                                             Pension Reserves Investment Management Board from
                                             September, 1997 to March, 2001).

Trustee Positions

   As of December 31, 2003, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the funds in the Fund Complex or any person controlling, controlled by or under common control with any such entity.

Approving the Investment Advisory Contract

   In determining to approve the most recent annual extension of a Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in each Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the Fund Complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Advisor to the Funds were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

   The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectuses. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to each Fund, given each Fund's investment goal(s) and policies.

   The Trustees considered the scope of the services provided by the Advisor to the Funds under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds -- The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Funds was consistent with the Funds' operational requirements, including, in addition to its investment goal, compliance with each Fund's investment restrictions, tax and reporting requirements and related shareholder services.

   The Trustees considered the quality of the services provided by the Advisor to the Funds. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of each Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds -- Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds -- Portfolio Transactions."

   The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to each Fund's total expenses and the reputation of each Fund's other service providers. See "Your Expenses" in each Fund's Prospectus(es). The Trustees also considered information provided by third parties relating to each Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including each Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectuses), as well as factors identified by the Advisor as contributing to each Fund's performance. See each Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

   In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Funds and the research services available to the Advisor by reason of brokerage commissions generated by each Fund's turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in each Fund's Prospectus.

   Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

   Messrs. Lowry, Mayer and Neuhauser are also trustees/directors of the Liberty All-Star Funds. Mr. Neuhauser and Ms. Verville are also directors of Columbia Management Multi-Strategy Hedge Fund, LLC.

   The Trustees serve as trustees of all open-end Funds managed by the Advisor for which each Trustee will receive an annual retainer of $45,000 and attendance fees of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Beginning in December, 2003, Mr. Theobald began serving as the Chairman of the Board. Mr. Theobald receives an additional annual retainer of $40,000 for serving in this capacity. All committee chairs, except the Audit Committee chair, receive an annual retainer of $5,000 and members of Committees, except the Audit Committee, receive $1,500 for each committee meeting . The Audit Committee chair receives an annual retainer of $10,000 and each Audit Committee member receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

   The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor or administrator for 133 open-end and 10 closed-end management investment company portfolios. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

   The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

   The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

Management Agreement

   Under a Management Agreement (Agreement), the Advisor has contracted to furnish each Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

   The Agreement may be terminated with respect to the Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

   The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. Columbia Funds Distributor, Inc. (formerly named Liberty Funds Distributor, Inc.) pays the cost of printing and distributing all other Prospectuses.

Administration Agreement (this section applies only to certain Funds and their respective Trusts. See "Fund Charges and Expenses" in Part 1 of this SAI for information regarding your Fund).

   Under an Administration Agreement, the Advisor, in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:

(a) providing office space, equipment and clerical personnel;

(b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund;


(c) preparing and, if applicable, filing all documents required for compliance by each
    Fund with applicable laws and regulations;

(d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

(e) coordinating and overseeing the activities of each Fund's other third-party service providers; and

(f) maintaining certain books and records of each Fund.

   With respect to Columbia Money Market Fund (formerly named Liberty Money Market Fund) and Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market Fund), the Administration Agreement for these Funds provides that the Advisor will monitor compliance by the Fund with Rule 2a-7 under the 1940 Act and report to the Trustees from time to time with respect thereto. The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

Trust Services Agreement

   Pursuant to a Trust Services Agreement, CFS provides the Columbia Tax-Managed Growth Fund's Trust Shares with trust administration services, including tax return preparation and filing, other tax and beneficiary reporting and recordkeeping. CFS's fee is described in the Prospectuses of the Columbia Tax-Managed Growth Fund.

The Pricing and Bookkeeping Agreement

   The Advisor is responsible for providing accounting and bookkeeping services to each Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement. See "Fund Charges and Expenses" in Part 1 of this SAI for information on these fees.

Portfolio Transactions

   Investment decisions. The Advisor acts as investment advisor to each of the Funds. The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The Funds and clients advised by the Advisor or the Funds administered by the Advisor sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Funds outweighs the disadvantages, if any, which might result from these practices.

   Brokerage and research services. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute securities transactions for a Fund.

   The Advisor places the transactions of the Funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

   It is the Advisor's policy generally to seek best execution, which is to place the Funds' transactions where the Funds can be expected to obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

   Securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the Funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

   The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the Funds and all its other clients.

   The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by Funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently 1.25 cents) on the sale of the underlying security upon the exercise of an option written by a Fund.

   The Advisor may use the services of affiliated broker-dealers, when buying or selling securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.

Potential Conflicts of Interest in Managing Multiple Accounts

   Like other investment professionals with multiple clients, a portfolio manager for the Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time.

The paragraphs below describe some of these potential conflicts, which the Adviser believes are faced by investment professionals at most major financial firms. The Adviser and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

   The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

  . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

  . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

  . The trading of other accounts could be used to benefit higher-fee accounts (front- running).

  . The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

   Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Adviser's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

   A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, the Adviser's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold -- for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

   "Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Adviser and the Fund's Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

   Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

   The Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

   The Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

   The Adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

   The Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, the Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Adviser, including the Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Adviser and the Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund.

Principal Underwriter

   CFD is the principal underwriter of the Trust's shares. CFD has no obligation to buy the Funds' shares, and purchases the Funds' shares only upon receipt of orders from authorized FSFs or investors.

Investor Servicing and Transfer Agent

   CFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CFS is based on number of accounts plus reimbursement for certain out-of-pocket expenses. See "Fund Charges and Expenses" in Part 1 of this SAI for information on fees received by CFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to CFS or generally by 6 months' notice by CFS to the Fund. The agreement limits the liability of CFS to the Fund for loss or damage incurred by the Fund to situations involving a failure of CFS to use reasonable care or to act in good faith and without negligence in performing its duties under the agreement. The Fund will indemnify CFS from, among other things, any and all claims, actions, suits, losses, costs, damages, and expenses incurred by it in connection with its acceptance of this Agreement, provided that: (i) to the extent such claims, actions, suits, losses, costs, damages, or expenses relate solely to a particular series or group of series of shares, such indemnification shall be only out of the assets of that series or group of series; (ii) this indemnification shall not apply to actions or omissions constituting negligence or misconduct of CFS or its agents or contractors, including but not limited to willful misfeasance, bad faith or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under this Agreement; and (iii) CFS shall give a Fund prompt notice and reasonable opportunity to defend against any such claim or action in its own name or in the name of CFS.

Code of Ethics

   The Funds, the Advisor, and CFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Anti-Money Laundering Compliance

   The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account, halting all shareholder activity with respect to such account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

Proxy Voting Policies and Fund Proxy Voting Record

   The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

   The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

   The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

   The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

   The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

   The Advisor's proxy voting guidelines and procedures are included in this SAI as Appendix II. In accordance with SEC regulations, the fund's proxy voting record for the last twelve-month period ended June 30 has been filed with the SEC. You may obtain a copy of the fund's proxy voting record (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

Disclosure of Portfolio Information

   The Trustees of the Columbia Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Columbia Management, or their affiliates. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Fund's policies are described below. The Trustees shall be updated as needed regarding the Fund's compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of Columbia Management and its affiliates. The Fund's policies prohibit Columbia Management and the Fund's other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Fund's shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.

   Public Disclosures. The Fund's portfolio holdings are currently disclosed to the public through required filings with the SEC and, for equity and fixed income funds, on the Fund's website at www.columbiafunds.com. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Fund's fiscal year). Shareholders may obtain the Fund's Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Fund's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.

   The equity and fixed income Columbia Funds also currently make portfolio information publicly available at www.columbiafunds.com, as disclosed in the following table:

                                            Frequency of
       Type of Fund    Information Provided  Disclosure  Date of Web Posting
       ------------    -------------------- ------------ -------------------
    Equity Funds          Full portfolio     Monthly         30 calendar
                          holdings                           days after
                          information.                       month-end.

    Fixed Income Funds    Full portfolio     Quarterly       60 calendar
                          holdings                           days after
                          information.                       quarter-end

   The scope of the information provided relating to the Fund's portfolio that is made available on the website may change from time to time without prior notice.

   For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business date after month-end. Shareholders may request such information by writing or calling the Fund's distributor, Columbia Funds Distributor, Inc. at the address listed on the cover of this SAI.

   A Fund, Columbia Management or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

   Other Disclosures. The Fund's policies provide that non-public disclosures of the Fund's portfolio holdings may be made if (1) the Fund has a legitimate business purpose for making such disclosure, (2) the Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

   The Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to Columbia Management and its affiliates, these service providers include the Fund's custodian and sub-custodians, the Fund's independent registered public accounting firm, legal counsel, and financial printers, which currently include R.R. Donnelly & Sons and Bowne & Co., Inc., and the Fund's proxy voting service, currently Alamo Direct Mail Services, Inc. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. The Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

   Certain clients of the Fund's investment adviser(s) may follow a strategy similar to that of the Fund, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Fund.

DETERMINATION OF NET ASSET VALUE

   Each Fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King,
Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price (or the official closing price as determined by the NASDAQ system, if different, as applicable). Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

   Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value following procedures approved by the Trust's Board of Trustees.

   (The following two paragraphs are applicable only to Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund), Columbia Newport Greater China Fund (formerly named Liberty Newport Greater China Fund), Columbia Newport Europe Fund (formerly named Liberty Newport Europe Fund) and Columbia Newport Asia Pacific Fund (formerly named Liberty Newport Asia Pacific Fund))

   Trading in securities on stock exchanges and over-the-counter markets in foreign securities markets is normally completed well before the close of the business day in New York. Trading on foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets does take place on days which are not business days in New York and on which the Fund's NAV is not calculated.

   The calculation of the Fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the Fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the Fund's NAV is calculated) will not be reflected in the Fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the Fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund's shares into U.S. dollars at prevailing market rates.

   Amortized Cost for Money Market Funds (see "amortized Cost for Money Market Funds" under "Information Concerning the Fund" in Part 1 of the SAI of Columbia Money Market Fund (formerly named Liberty Money Market Fund) and Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market
Fund))

   Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

   Under the amortized cost method a security is initially valued at cost and thereafter any discount or premium from maturity value is amortized ratably to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. If a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00).
All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

   See the Statement of Assets and Liabilities in the shareholder report of the Columbia Money Market Fund (formerly named Liberty Money Market Fund) or the Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market Fund) for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES

   The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

   The Fund may accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

   The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CFD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that CFD may from time to time reallow additional amounts to all or certain FSFs. CFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CFD for any up-front and/or ongoing commissions paid to FSFs.

   Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption may subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars. Travelers checks, gift checks, credit card convenience checks, credit cards, cash and ban counter (starter checks) are not accepted.

   CFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CFS, provided the new FSF has a sales agreement with CFD.

   Shares credited to an account are transferable upon written instructions in good order to CFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you may send the certificates to CFS for deposit to your account.

   In addition to the commissions specified in a Fund's prospectus and this SAI, CFD, or its advisory affiliates, from their own resources, may make cash payments to FSFs that agree to promote the sale of shares of funds that CFD distributes. A number of factors may be considered in determining the amount of those payments, including the FSF's sales, client assets invested in the funds and redemption rates, the quality of the FSF's relationship with CFD and/or its affiliates, and the nature of the services provided by FSFs to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the FSF's representatives, and inclusion of the Fund on focus, select or other similar lists.

   Subject to applicable rules, CFD may also pay non-cash compensation to FSFs and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for FSF educational or training events.

   In addition, CFD, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

   In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.

   CFD and its affiliates anticipate that the FSFs and intermediaries that will receive the additional compensation described above include:

1st Global Capital Corp
401 Company
ABN AMRO Trust Services
ADP Retirement Services
Advest
AEGON/Transamerica
AG Edwards
American Century Services
American Express
AMG
AON Consulting
AST Trust Company
Banc of America Investment Services
BancOne
Bear Stearns
Benefit Plan Administrators
Bidwell & Company
BNY Clearing
C N A Trust
Charles Schwab
CIBC Oppenheimer
Citigroup Global Markets
CitiStreet Associates LLC
City National Bank
City of Milwaukee
Columbia Trust Company
Commonwealth Financial
Compensation & Capital

CPI Qualified Plan Consultants
Daily Access Concepts
Davenport & Company
Delaware Investments
Digital Retirement Solutions
Discover Brokerage
Dreyfus/Mellon
Edgewood Services
Edward Jones
E-Trade,
ExpertPlan
FAS Liberty Life Spectrum
Ferris Baker Watts
Fidelity
Financial Data Services
Franklin Templeton
Freeman Welwood
Gem Group
Great West Life
Hewitt Associates LLC
Huntington Bank
ING
Intermountain Health Care
Investmart, Inc.
Investment Manager Services (IMS)
Janney Montgomery Scott
JJB Hilliard Lyons
JP Morgan/American Century
Kenney Investments
Kirkpatrick Pettis Smith Polian Inc
Legg Mason Wood Walker
Liberty Life
Lincoln Financial
Lincoln Life
Linsco Private Ledger
M & T Securities
Marquette Trust Company
Mass Mutual Life
Matrix Settlement & Clearance Services (MSCS)
McDonald Investments
Merrill Lynch
MetLife
MFS
Mfund Trax
MidAtlantic Capital
Milliman USA
Morgan Keegan
Morgan Stanley Dean Witter
PFPC
Nationwide Investment Services
Neuberger Berman Mgmt
NFP Securities

NSD -NetStock Sharebuilder
NYLife Distributors
Optimum Investment Advisors
Orbitex
Pershing LLC
Phoenix Home Life
Piper Jaffray
PNC
PPI Employee Benefits
Private Bank & Trust
Prudential
Putnam Investments
Raymond James
RBC Dain Rausher
Robert W Baird
Royal Alliance
RSM McGladrey Inc.
Safeco
Scott & Stringfellow
Scudder Investments
Security Benefit
Segall Bryant Hamill
South Trust Securities
Southwest Securities
Standard Insurance
Stanton Group
State of NY Deferred Compensation Plan
Stephens, Inc.
Stifel Nicolaus & Co
Strong Capital
Sungard T Rowe Price
Trustar Retirement Services
Trustlynx/Datalynx
UBS Financial Services
USAA Investment Management
Vanguard
Wachovia
TD Waterhouse
Webster Investment Services
Wells Fargo
Wilmington Trust

   Please contact your FSF or intermediary for details about payments it may receive.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

   The following special purchase programs/investor services may be changed or eliminated at any time.

   Automatic Investment Plan. As a convenience to investors, shares of most Funds advised by the Advisor may be purchased through the Automatic Investment Plan. Electronic fund transfers for a fixed amount of at least $50 ($25 for IRA) are used to purchase a Fund's shares at the public offering price next determined after CFD receives the proceeds. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CFD.

   Automated Dollar Cost Averaging (Classes A, B, C, D, T, G and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any fund distributed by CFD in which you have a current balance of at least $5,000 into the same class of shares of up to five other Funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Sales charges may apply if exchanging from a money market fund. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same Class of shares of Funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC or sales charges.

   Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

   An exchange is generally a capital sale transaction for federal income tax purposes.

   You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Funds Services, Inc. (formerly named Liberty Funds Services, Inc.) (CFS) P.O. Box 8081, Boston, MA 02266-8081.

   You should consult your FSF or financial advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

   CFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" below for more information.

   Class T Shareholder Services Plan. The Trustees have approved a Shareholder Services Plan (the "Services Plan") pursuant to which the Trusts plan to enter into servicing agreements with institutions (including Bank of America Corporation and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Class T shares of each Fund other than the Columbia Newport Tiger Fund. Such services are provided to the institution's customers who are the beneficial owners of Class T shares and are intended to supplement the services provided by the Fund's administrator and transfer agent to the shareholders of record of the Class T shares. The Services Plan provides that each Fund will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Class T shares owned beneficially by the institution's customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CFD; (ii) processing dividend payments from a Fund; (iii) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (iv) providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: (i) providing customers with information as to their positions in Class T shares;
(ii) responding to customer inquiries; and (iii) providing a service to invest the assets of customers in Class T shares.

   The payments under the servicing agreements entered into as of the date of this SAI are limited to an aggregate fee of not more than 0.30% (on an annualized basis) of the average daily net asset value of the Class T shares of equity funds beneficially owned by customers of institutions and 0.15% (on an annualized basis) of the average daily net asset value of the Class T shares of bond funds beneficially owned by customers of institutions. The Funds understand that institutions may charge fees to their customers who are the beneficial owners of Class T shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class T shares.

   Each servicing agreement with an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Class T shares of such Funds on any day do not exceed the income to be accrued to such Class T shares on that day.

   The Class T servicing agreements are governed by the Services Plan approved by the Board of Trustees in connection with the offering of Class T shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the trustees who are not "interested persons" of the Funds as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

   The Board of Trustees has approved the service agreements with Service Organizations based on information provided by the Funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Class T shares of the Funds. Any material amendment to the Funds' arrangements with Service Organizations must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees). So long as the service agreements with Service Organizations are in effect, the selection and nomination of the members of Columbia's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Trustees.

   Tax-Sheltered Retirement Plans (Retirement Plans). CFD offers prototype tax-qualified plans, including Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company (CTC) is the Custodian/Trustee and Plan Sponsor of the Columbia Management prototype plans offered through CFD. In general, a $20 annual fee is charged. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CFD.

   Participants in Retirement Plans not sponsored by CTC, not including Individual Retirement Accounts (IRAs), may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with CFS. Participants in CTC sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CFS. The close out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any Fund distributed by CFD, or if the Retirement Plan maintains an omnibus account.

   Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

   Telephone Address Change Services. By calling CFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges by check are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification numbers available when calling.

   Cash Connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

   Automatic Dividend Diversification. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder's existing open account with the particular Fund. Call CFS for more information at 1-800-345-6611.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

   Rights of Accumulation (Class A, Class B and Class T shares only) (Class T shares can only be purchased by the shareholders of Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund) who already own Class T shares). Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase of Class A, Class B or Class T shares with prior purchases of other funds distributed by CFD. The applicable sales charge is based on the combined total of:

1.. the current purchase; and
2.. the value at the public offering price at the close of business on the previous day of all funds' held by the shareholder.

   CFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CFS. A Fund may terminate or amend this Right of Accumulation.

   Statement of Intent (Class A, Class E and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A, E and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all fund shares held by the shareholder on the date of the Statement in Funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund)). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement. Upon request, a Statement of Intent may be backdated to reflect purchases within 90 days.

   During the term of a Statement, CFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A, E or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

   If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to CFD the excess commission previously paid during the thirteen-month period.

   If the amount of the Statement is not purchased, the shareholder shall remit to CFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CFS will redeem that number of escrowed Class A, E or T shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

   Additional information about and the terms of Statements of Intent are available from your FSF, or from CFS at 1-800-345-6611.

   Reinstatement Privilege. Subject to the Fund's fund policy on trading of fund shares, an investor who has redeemed Class A, B, C or T shares (other than shares of the Columbia Newport Asia Pacific Fund (formerly named Liberty Newport Asia Pacific Fund), Columbia Newport Europe Fund (formerly named Liberty Newport Europe Fund), Columbia Newport Greater China Fund (formerly named Liberty Newport Greater China Fund), Columbia Global Equity Fund (formerly named Liberty Newport Global Equity Fund), Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund), Columbia International Equity Fund (formerly named Liberty International Equity Fund), Columbia European Thematic Equity Fund (formerly named Liberty European Thematic Equity Fund) and Columbia Global Thematic Equity Fund (formerly named Liberty Global Thematic Equity Fund) that were redeemed within 30 days of their acquisition by exchange from another fund) may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any Fund at the NAV next determined after CFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or CFS. Shareholders may exercise this privilege an unlimited amount of times. Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

   Privileges of Columbia Employees or Financial Service Firms (in this section, the "Advisor" refers to Columbia Management Advisors, Inc. in its capacity as the Advisor or Administrator to certain Funds). Class A shares of certain Funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, CFD and companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with CFD; and such persons' families and their beneficial accounts.

   Privileges of Columbia Acorn Funds (formerly named Liberty Acorn Funds) Shareholders. Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by CFD, may purchase Class A shares of any fund distributed by CFD at NAV in those cases where a Columbia Fund Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

   Fee-Based Compensation Arrangements. Class A, Class E and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with CFD pursuant to which the Funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

Waiver of Initial Sales Charges (Class A and Class T Shares)

   Class A share initial sales charges (but not contingent deferred sales charges) are waived for the following categories of investors:

  .   Galaxy Fund shareholders prior to December 1, 1995; and

  . Shareholders who (i) purchased Galaxy Fund Prime A Shares at net asset value and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.

   Class T share sales charges are waived for the following categories of investors:

  .   Galaxy Fund shareholders prior to December 1, 1995;

  . Shareholders who (i) purchased Galaxy Fund Retail A Shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally purchased; and

  . Boston 1784 Fund shareholders on the date the Funds were reorganized into Galaxy Funds.

   Waiver of Contingent Deferred Sales Charges (CDSCS) (in this section, the "Advisor" refers to Columbia Management Advisors, Inc. in its capacity as the Advisor or Administrator to certain Funds) (Class A, B, C, D, E, matured F, G and T shares) CDSCs may be waived on redemptions in the following situations with the proper documentation:

       1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform
           Transfers to Minors Act (UTMA) or other custodial account.
           If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

       2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value. Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services -- Systematic Withdrawal Plan."

       3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

       4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and
           (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

       5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by the Advisor.

       6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in Funds distributed by CFD for at least two years. CDSC is also waived for participant loans.

       7. Trust Share Taxes. CDSCs will be waived on redemptions of Class E and F shares (i) where the proceeds are used to directly pay trust taxes, and (ii) where the proceeds are used to pay beneficiaries for the payment of trust taxes.

   The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

   Shares may be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling or delay sending proceeds from your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

   To sell shares directly to the Fund, send a signed letter of instruction to CFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. Stock power forms are available from FSFs, CFS and many banks. Additional documentation may be required for sales by corporations, agents, fiduciaries, surviving joint owners, individual retirement account holders and other legal entities. Call CFS for more information 1-800-345-6611.

   FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, FSF's are responsible for furnishing all necessary documentation to CFS and may charge for this service.

   Systematic Withdrawal Plan (SWP). The shareholder may establish a SWP. A specified dollar amount, share amount or percentage of the then current net asset value of the shareholder's investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies is run against available shares and generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals of shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their share account may do so but may be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

   A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

   A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Fund (other than through the reinvestment of dividends) and a SWP at the same time.

   SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

   A Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CFS will not be liable for any payment made in accordance with the provisions of a SWP.

   The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.

   Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP. The SWP on accounts held in "street name" must be made payable to the back office via the NSCC.

   Telephone Redemptions. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions by check and ACH are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker, to a pre-existing bank account or furnishing a signature guaranteed request. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. CFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address account and taxpayer identification numbers. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions apply to retirement plan accounts.

   Checkwriting (in this section, the "Advisor" refers to Columbia Management Advisors, Inc. its capacity as the Advisor or Administrator of certain Funds) (Available only on the Class A and Z shares of certain Funds) Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CFS will provide checks to be drawn on Mellon Trust of New England, N.A. (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 ($250 for money market funds) nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

   Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks. However, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

   Non-Cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, a Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

Information Applicable to Class G and Class T Shares

   The primary difference between Class G and Class T shares lies in their sales charge structures and shareholder servicing/distribution expenses. Investments in Class T shares of the Funds are subject to a front-end sales charge. Investments in Class G shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Class G and Class T shares are the same. Class T shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.15% and 0.30%, respectively, of the Fund's average daily net assets attributable to its Class T shares. Class G shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.80% and 0.95%, respectively, of the Fund's average daily net assets attributable to its Class G shares. These ongoing fees, which are higher than those charged on Class T shares, will cause Class G shares to have a higher expense ratio and pay lower dividends than Class T shares. Class G and Class T shares may only be purchased by current shareholders of Class G and Class T, respectively.

   Class T Shares. The public offering price for Class T shares of the Funds is the sum of the net asset value of the Class T shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class T shares that are purchased with no initial sales charge as part of an investment of $1,000,000 to $25,000,000. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                                                  REALLOWANCE TO
                                     REALLOWANCE TO DEALERS      DEALERS AS A % OF
                                    AS A % OF OFFERING PRICE      OFFERING PRICE
AMOUNT OF TRANSACTION               PER SHARE -- BOND FUNDS  PER SHARE -- EQUITY FUNDS
---------------------               ------------------------ -------------------------
Less than $50,000..................           4.25                     5.00
$50,000 but less than $100,000.....           3.75                     3.75
$100,000 but less than $250,000....           2.75                     2.75
$250,000 but less than $500,000....           2.00                     2.00
$500,000 but less than $1,000,000..           1.75                     1.75
$1,000,000 and over................           0.00                     0.00

   The appropriate reallowance to dealers will be paid by CFD to broker-dealer organizations which have entered into agreements with CFD. The reallowance to dealers may be changed from time to time.

   Certain affiliates of the Advisor may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers whose customers purchase significant amounts of Class T shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Bank of America Corporation's affiliates.

   Information Applicable to Certain Class G Shares Received By Former Galaxy Fund Retail B Shareholders in Connection with the Galaxy/Liberty
Reorganization. The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Fund Retail B shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

                                               % DEDUCTED WHEN
                 HOLDING PERIOD AFTER PURCHASE SHARES ARE SOLD
                 ----------------------------- ---------------
                     Through first year.......      5.00
                     Through second year......      4.00
                     Through third year.......      3.00
                     Through fourth year......      3.00
                     Through fifth year.......      2.00
                     Through sixth year.......      1.00
                     Longer than six years....      None

   Class G shares received in exchange for Galaxy Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares seven years after purchase. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

   The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Asset Allocation Fund and/or International Equity Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

                                               % DEDUCTED WHEN
                 HOLDING PERIOD AFTER PURCHASE SHARES ARE SOLD
                 ----------------------------- ---------------
                   Through first year.........      5.50
                   Through second year........      5.00
                   Through third year.........      4.00
                   Through fourth year........      3.00
                   Through fifth year.........      2.00
                   Through sixth year.........      1.00
                   Through the seventh year...      None
                   Longer than seven years....      None

   If you acquired Retail B Shares in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class T shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

   Class G Shares Purchased after the Galaxy/Liberty Reorganization. The public offering price for Class G shares of the Funds is the net asset value of the Class G shares purchased. Although investors pay no front-end sales charge on purchases of Class G shares, such shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within seven years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from CFD in connection with sales of Class G shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Class T shares. Certain affiliates of Columbia may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers, whose customers purchase significant amounts of Class G shares of a Fund. See "Class T Shares." The contingent deferred sales charge on Class G shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Class G shares. In addition, a contingent deferred sales charge will not be assessed on Class G shares purchased through reinvestment of dividends or capital gains distributions.

   The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to CFD, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class G shares. Class G shares of a Fund will convert automatically to Class T shares eight years after purchase. The purpose of the conversion is to relieve a holder of Class G shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow CFD to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Class G shares to Class T shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class T shares as he or she had of Class G shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Class G shares, although they will be subject to the shareholder servicing fees borne by Class T shares.

   Class G shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates -- (i) eight years after the beginning of the calendar month in which the reinvestment occurred or (ii) the date of conversion of the most recently purchased Class G shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Class G shares of a Fund, and subsequently acquires additional Class G shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Class G shares in the Fund, including those acquired through reinvestment, will convert to Class T shares of the Fund on the same date.

Information Applicable To Certain Class B Shareholders

   Except for the following, Class B Share Contingent Deferred Sales Charges ("CDSCs") and conversion schedules are described in the Prospectuses.

   The following table describes the CDSC schedule applicable to Class B shares received by Galaxy Quality Plus Bond Fund shareholders in exchange for Prime B Shares in connection with the Galaxy/Liberty reorganization.

Sales Charges

                                               % DEDUCTED WHEN
                 HOLDING PERIOD AFTER PURCHASE SHARES ARE SOLD
                 ----------------------------- ---------------
                     Through first year.......      5.00
                     Through second year......      4.00
                     Through third year.......      3.00
                     Through fourth year......      3.00
                     Through fifth year.......      2.00
                     Through sixth year.......      1.00
                     Longer than six years....      0.00

   Automatic conversion to Class A shares occurs eight years after purchase.

   The Class B share discount program for purchases of $250,000 or more is not applicable to Class B shares received by Galaxy Fund Prime B shareholders in connection with the reorganization of the Galaxy Fund.

Information Applicable To Certain Class A Shareholders:

   Except as set forth in the following paragraph, Class A share CDSCs are described in the Prospectuses:

      Class A shares received by former Galaxy High Quality Bond Fund shareholders in exchange for Prime A Shares in connection with the Galaxy/Liberty reorganization of that Fund are subject to a 1% CDSC upon redemption of such Class A shares if the Prime A Shares were purchased without an initial sales charge in accounts aggregating $1 million or more at the time of purchase and the Class A shares are sold within 12 months of the time of purchase of the Prime A Shares. The 12-month holding period begins on the first day of the month in which each purchase was made.

DISTRIBUTIONS

   Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. No charge is currently made for reinvestment.

   Shares of some Funds that pay daily dividends (include Funds) will normally earn dividends starting with the date the Fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. Shares of some Funds that pay daily dividends (exclude Funds) Columbia will be earned starting with the day after that Fund receives payments for the shares. To determine whether a particular Fund is an include or exclude fund, customers can call 1-800-345-6611.

HOW TO EXCHANGE SHARES

   Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of certain other funds. The prospectus of each Fund describes its investment goal and policies, and shareholders should obtain a prospectus and consider these goals and policies carefully before requesting an exchange Consult CFS before requesting an exchange.

   If you acquire Class A shares of an international fund by exchange from any other fund, you will not be permitted to exchange those shares into another fund for 30 calendar days, although you may redeem those shares at any time. An exchange order received prior to the expiration of the 30-day period will not be honored.

   By calling CFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the Fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CFS may require customary additional documentation. Prospectuses of the other Funds are available from the CFD Literature Department by calling 1-800-426-3750.

   A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

   Consult your FSF or CFS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

   Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the Fund. Sales charges may apply for exchanges from money market funds.

   An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

   A Fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

   The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

   As described under the caption "Organization and History", the Fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

   At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

                                  APPENDIX I
                          DESCRIPTION OF BOND RATINGS
                            STANDARD & POOR'S (S&P)

   The following descriptions are applicable to municipal bond funds:

   AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

   A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

   BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

   BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

   B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

   CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

   CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

   C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

   CI rating is reserved for income bonds on which no interest is being paid.

   D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes:

   SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

   SP-2.   Notes rated SP-2 have satisfactory capacity to pay principal and interest.

   Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

   Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

   Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Demand Feature of Variable Rate Demand Securities:

   S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

Commercial Paper:

   A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

   A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

Corporate Bonds:

   The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

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   The following descriptions are applicable to equity and taxable bond funds:

   AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

   BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

   CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

   CC bonds are currently highly vulnerable to nonpayment.

   C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

   D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   R This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

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                   MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

   Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

   Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

   A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

   Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Municipal Notes:

   MIG 1.   This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

   MIG 2.   This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

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   MIG 3.   This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Demand Feature of Variable Rate Demand Securities:

   Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

   VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

   VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

   VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper:

   Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Prime-1 Highest Quality
          Prime-2 Higher Quality
          Prime-3 High Quality

   If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

Corporate Bonds:

   The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                  FITCH INC.

Investment Grade Bond Ratings

   AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

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   A bonds are considered to be investment grade and of high credit quality.
The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

   BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Conditional

   A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Speculative-Grade Bond Ratings

   BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

   B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

   CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

   CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

   C bonds are in imminent default in payment of interest or principal.

   DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these securities, and 'D' represents the lowest potential for recovery.

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                                  APPENDIX II

                  Columbia Management Advisors, Inc. ("CMA")
                     Proxy Voting Policies and Procedures
              Adopted July 1, 2003 and revised February 11, 2004

POLICY:

   All proxies for client securities for which Columbia Management Advisors, Inc. ("CMA") has been granted authority to vote shall be voted in a manner considered to be in the best interests of CMA's clients, including the CMG Family Funds/1/ and their shareholders without regard to any benefit to CMA or its affiliates. CMA shall examine each proposal and vote against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. in addition, CMA shall examine each proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. in the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

   CMA addresses potential material conflicts of interest by having a predetermined voting policy. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined policy, the Proxy Committee will determine the vote in the best interest of CMA's clients, without consideration of any benefit to CMA, its affiliates or its other clients.

OVERVIEW:

   CMA's policy is based upon its fiduciary obligation to act in its clients' best interests. In addition, the SEC recently adopted rules under the Investment Company Act of 1940 and the Investment Advisers Act of 1940. These rules impose obligations with respect to proxy voting on investment advisers and investment companies.

PROCEDURES:

I. ACCOUNT POLICIES

   Except as otherwise directed by the client, CMA shall vote as follows:

  Separately Managed Accounts

   CMA shall vote proxies on securities held in its separately managed accounts.

  Columbia Trust Company (CTC) Trust Pools

   CMA shall vote proxies on securities held in the trust pools.

  CMG Family Funds/CMA Fund Trust

   CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

  Columbia Private Portfolio

   CMA shall vote proxies on securities held in its separately managed accounts.

II. PROXY COMMITTEE

   CMA shall establish a Proxy Committee whose standing members shall include the heads of active equity and equity research, as well as representatives from fund administration, compliance and legal. Each portfolio

--------
/(1)/A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, Inc.

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

manager (or sub-adviser) of a fund or account which holds securities of an issuer having a shareholder meeting, as well as the head of the asset class for which the security was selected, shall be an ad hoc member of the Proxy Committee in connection with the vote of proxies for the meeting.

   The Proxy Committee's functions shall include, in part,

      (a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined policy provided in the Voting Guidelines in III (A) below or which proposals require special consideration under III (B) below,

      (b) semi-annual review of this Proxy Voting Policy and Procedure to ensure consistency with internal policies and regulatory agency policies,

      (c) semi-annual review of existing Voting Guidelines and development of additional Voting Guidelines to assist in the review of proxy proposals, and

      (d) development and modification of Voting Procedures as it deems appropriate or necessary.

   In determining the vote of any proposal for which it has responsibility, the Proxy Committee shall consider whether the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. In addition, the Proxy Committee shall examine the proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

   In determining the vote on any proposal, the Proxy Committee shall not consider any benefit to CMA, any of its affiliates, any of its or its affiliates' clients, or of its customers or service providers, other than benefits to the owner of the securities to be voted.

   The Proxy Committee shall create a charter, which shall be consistent with this policy and procedure. The charter shall set forth the Committee's purpose, membership and operation. The charter shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

III. VOTING GUIDELINES

   In general, proposals which are designed to either dissuade or preclude the acquisition and/or merger of one corporate entity by/with another, or have the effect of diluting the value of the existing shares outstanding, or reduce the shareholders' power over any company actions will be rejected.

A. The Proxy Committee has adopted the following guidelines for voting proxies:

  1. Matters Relating to the Board of Directors/Corporate Governance

   CMA generally will vote FOR:

  . Proposals for the election of directors or for an increase or decrease in the number of directors provided that a majority of directors would be independent.

   However, CMA generally will WITHHOLD votes for one or more director nominees if: (i) the board as proposed to be constituted would not have a majority of independent directors; or (ii) the board does not have nominating, audit and compensation committees comprised solely of independent directors.

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   On a CASE BY CASE basis, CMA may withhold votes for a director nominee who has failed to observe good corporate governance practices or, through specific action or inaction, has demonstrated a disregard for the interests of shareholders.

  . Proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. At least one member of the Audit Committee must qualify as a "financial expert" within the definition set forth in rules of the SEC.

  .   Proposals to declassify boards.

  . Proposals to indemnify the board of directors through self-insurance plans or the purchase of insurance (though it is not the intent to eliminate director responsibility for negligence or breaches of fiduciary duty).

  . Proposals to create or eliminate positions or titles for senior management, though CMA prefers that the role of Chairman of the Board and CEO be held by different persons. (In evaluating such proposals, CMA will consider the size of the company and the nature of the shareholder base).

  . Proposals for the annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates.

  . Proposals that restore shareholder ability to remove directors with or without cause.

  .   Proposals that encourage directors to own a minimum amount of stock.

  . Proposals to permit shareholders to elect directors to fill board vacancies.

  .   Proposals for the company to adopt confidential voting.

   CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

   CMA generally will vote AGAINST:

  .   Proposals to classify boards.

  . Proposals that give management the ability to alter the size of the board without shareholder approval.

  . Proposals that provide directors may be removed only by supermajority vote.

  . Proposals which allow more than one vote per share in the election of directors.

  . Proposals that provide only continuing directors may elect replacements to fill board vacancies.

  . Shareholder proposals that mandate a minimum amount of stock that directors must own.

  .   Shareholder proposals to limit the tenure of outside directors.

  2. Compensation

   CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans) if they are consistent with business practice. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares of expired options) exceed 10% of the currently outstanding shares overall or 3% for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interests of the clients. CMA requires management to provide substantial justification for the repricing of options.

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

   CMA generally will vote FOR:

  . Shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted to shareholder ratification.

  .   Shareholder proposals asking a company to expense stock options.

  .   Shareholder proposals to put option repricings to a shareholder vote.

  . Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no loess than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

   CMA generally will vote AGAINST:

  . Stock option plans that permit issuance of options with an exercise price below the stock's current market price.

  3. Capitalization

   CMA generally will vote FOR:

  . Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover action or the proposal increases the authorization by more than 50% without a clear need presented by the company.

  . Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

  . Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

  .   Proposals to reduce or change the par value of common stock.

  . Proposals to create blank check preferred stock (i.e., with unspecified voting, conversion, dividend distribution and other rights), as long as the company expressly states that the stock will not be used as an anti-takeover defense.

   CMA generally will vote AGAINST:

  . Proposals to create a new class of common stock with supermajority voting rights (i.e., dual class stock).

  4. Mergers, Restructurings and Other Transactions

   CMA will review, on a CASE BY CASE basis, business transactions such as mergers, acquisitions, asset sales, reorganizations, liquidations, spinoffs and other transactions.

  5. Anti-Takeover Measures

   CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

   Poison Pills

  . CMA will vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

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

  . CMA generally votes FOR shareholder proposals to redeem a poison pill and AGAINST management proposals to ratify a poison pill.

   Greenmail

  . CMA will vote FOR proposals to adopt anti-greenmail charter or by law amendments or otherwise restrict a company's ability to make greenmail payments.

   Supermajority vote

  . CMA will vote AGAINST management proposals to require a supermajority shareholder vote to approve any proxy proposal, in particular, proposals to approve mergers and other significant corporate transactions.

  . CMA will vote FOR shareholder proposals to lower supermajority vote requirements.

  6. Other Business Matters

   CMA generally will vote FOR

  . Proposals to approve the minutes of a prior meeting, or to change the date, location or time of the annual meeting.

  . Bylaw or charter changes that are of a housekeeping nature (updates or corrections).

  .   Proposals to approve a change in the company's name.

  . Proposals to change the location of the company's principal place of business, provided the purpose is not to reduce the scope of adequate regulatory or financial supervision.

  . Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

  . Proposals that endorse the recruitment, development and promotion of personnel on a non-discriminatory merit basis, regardless of race, creed, color or gender.

   CMA generally will vote AGAINST:

  . Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

  . Authorization to transact other unidentified, substantive business at a meeting.

  . Proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

  . Proposals authorizing the company's board of directors to adopt, amend or repeal bylaws without shareholder approval.

  .   Proposals to vote unmarked proxies in favor of management.

B. Ability to Vote Proxies Other Than as Provided in A Above.

   A Portfolio Manager, sub-adviser or other party involved with a client's or Fund's account may conclude that the interest of the client or Fund requires that a proxy be voted on a proposal in a manner that differs from the predetermined proxy voting policy. In this situation, he or she shall request that the Proxy Committee consider voting the proxy on the proposal other than according to the predetermined policy provided in III (A) above. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to the predetermined policy, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

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

   The Proxy Committee may vary from the predetermined policy if it determines that voting on the proposal according to the predetermined policy would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs. In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

C. Proposals Requiring Special Consideration

   The following proposals require individual, special consideration. The Proxy Committee will determine how proxies related to each of these proposals will be voted. The Proxy Committee shall determine to vote against any such proposal which would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

      1. New Proposals.   For each new type of proposal that is expected to be
   proposed to shareholders of multiple companies, the Proxy Committee will develop a Guideline, which will be incorporated into this Proxy Voting Policy and Procedures.

      2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

      3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

      4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with these Proxy Voting Guidelines.

      5. Proxies of Investment Company Shares. Proposals on issues other than those specified above under III (A), e.g., election of directors, selection of accountants.

      6. Shareholder Proposals. Shareholder proposals that are not covered by III (A) above will be reviewed individually.

      7. Executive/Director Compensation. Except as provided in III (A), proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

      8. Pre-Emptive Rights. Proposals to create or eliminate pre-emptive rights. In evaluating proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

   If any person (or entity) requests that the Proxy Committee (or any of its members) vote a proxy in a specific manner, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

IV. VOTING PROCEDURES

   The Proxy Committee has developed the following procedures to assist in the voting of proxies according to the Voting Guidelines set forth in Section III above. The Proxy Committee may revise these procedures from time to time, as it deems appropriate or necessary to effect the purposes of this Policy and Procedures.

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  .   CMA shall use Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS shall provide proxy analysis and record keeping services.

  . On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in an account advised by CMA. Information on equity holdings for the international portfolio shall be sent weekly.

  . ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be noted and resolved by ISS.

  . Whenever a vote is solicited, ISS shall send CMA a request to vote over a secure website. CMA personnel shall check this website daily. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section III. CMA shall promptly provide ISS with any amendments or modifications to the Guidelines. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

  . ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

  . Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of a client requires another vote or the proposal is a matter on which the Proxy Committee has discretion under Section III.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or "Socially Responsible " clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or "Socially Responsible " clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!

     THREE CONVENIENT WAYS TO VOTE YOUR PROXY.

     You can vote your proxies over the Internet, by telephone or by fax - It's easy and confidential.

     INTERNET, TELEPHONE AND FAX VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

     If you are voting by internet, telephone or fax, you should NOT mail your proxy card.

     Vote by internet:

          .    Read the proxy statement and have your proxy card available.

          . Go to https://vote.proxy-direct.com and follow the on screen directions.

     Vote by Telephone:

          .    Read the proxy statement and have your proxy card available.

          .    When you are ready to vote, call toll free 1-866-837-1888.

          .    Follow the recorded instructions provided to cast your vote.

     Vote by Fax:

          . Fax your executed proxy to us toll free at 1-888-796-9932 anytime.

     If you have any questions or concerns, please call 1-866-348-1468 from 9:00 a.m. to 11:00 p.m. EDT Monday through Friday, and Saturdays from 12:00 p.m. to 6:00 p.m.

     You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy in order for your votes to be counted.

                  Please detach at perforation before mailing.

Columbia Management                                                        PROXY

                        COLUMBIA MANAGED MUNICIPALS FUND
                       A SERIES OF COLUMBIA FUNDS TRUST IX
          SPECIAL MEETING OF SHAREHOLDERS to be held September 16, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, Michael G. Clarke and Vincent P. Pietropaolo, and each of them, with full power of substitution to each, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on September 16, 2005 at 10:00 a.m. Eastern time and at any and all adjournments, as specified herein and in accordance with their best judgment, on any other business that may properly come before the meeting.

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in order for your votes to be counted.

     VOTE VIA THE INTERNET: https://vote.proxy-direct.com
     VOTE VIA THE TELEPHONE: 1-866-837-1888

     Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


     ____________________________________
     Shareholder sign here


     ____________________________________
     Co-owner sign here


     ____________________________________
     Date                       CMM_15352

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE
                                ENCLOSED ENVELOPE.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!















                  Please detach at perforation before mailing.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [X]

1.   To approve an Agreement and Plan of Reorganization providing for (i) the              FOR      AGAINST       ABSTAIN
     sale of all of the assets of Columbia Managed Municipals Fund (the
     "Acquired Fund") to, and the assumption of all of the liabilities of the              [ ]        [ ]           [ ]
     Acquired Fund by, Columbia Tax-Exempt Fund (the "Acquiring Fund"), a series of Columbia Funds Trust IV, in exchange for shares of the Acquiring Fund and (ii) the distribution of such shares to the shareholders of the
     Acquired Fund in complete liquidation of the Acquired Fund.

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS BELOW. [ ]

____________________________________________________________________

____________________________________________________________________
                                                                       CMM_15352